UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Diligent Board Member Services, Inc.
(Name of Registrant as Specified In Its Charter)

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39 West 37th Street, 8th Floor

New York, New York

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 25, 2013

Dear Shareholders:

Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), will hold its Annual Meeting of Shareholders on Tuesday, June 25, 2013, at 11:00 a.m., New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand (the “Annual Meeting”), to consider and, if thought fit, pass the following resolutions:

•	To elect the Board’s nominees, Rick Bettle and Greg B. Petersen, as Class I directors (“Proposal 1”);

•	To ratify Mark Weldon’s appointment as a Class II director (“Proposal 2”);

•	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2013 (“Proposal 3”);

•	To ratify the total remuneration paid by the Company to its non-executive directors for each calendar year or part year since our listing on the New Zealand Stock Exchange (“NZSX”) (“Proposal 4”), which amounted to:

A.	U.S. $234,259 in 2007;
B.	U.S. $237,845 in 2008;
C.	U.S. $82,500 in 2009;
D.	U.S. $60,843 in 2010;
E.	U.S. $60,000 in 2011; and
F.	U.S. $210,000 in 2012;

•	To approve the total remuneration payable by the Company to all non-executive directors for the 2013 and subsequent calendar years in an amount equal to U.S. $856,000, all or any portion of which may be payable through the issuance of equity securities, provided the issuance occurs in compliance with New Zealand Stock Exchange Rule (“NZSX Rule”) 3.5.1 and NZSX Rule 7.3.7. This is an increase of U.S. $646,000 from the amount paid to non-executive directors in the 2012 calendar year (“Proposal 5”);

•	To approve the Company’s 2013 Incentive Plan (the “2013 Plan”) (“Proposal 6”);

•	To approve, conditional on Proposals 6 and 8 being approved, the issuance to our Chief Executive Officer, Alessandro Sodi, of options to purchase 1,600,000 shares of our common stock with an exercise price per share equal to the U.S. dollar equivalent closing price of our common stock on the NZSX on the last trading day immediately prior to the grant and the issuance of up to 2,500,000 shares of our common stock on the terms described in Proposals 7 and 8 as part of his substitute remuneration package (the “CEO Substitute Remuneration”) pursuant to NZSX Rule 7.3.1(a) (“Proposal 7”); and

•	To approve, conditional on Proposals 6 and 7 being approved, the substitute remuneration package of our Chief Executive Officer, Alessandro Sodi as a related party pursuant to NZSX Rule 9.2.1 (“Proposal 8”).

Following the consideration of the foregoing resolutions the Company will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

This proxy statement is first being delivered to shareholders on or about June 11, 2013 (New Zealand time). The matters listed in this notice of meeting are described in the accompanying proxy statement. Our Board of Directors has fixed the close of business on May 1, 2013 (New York time) and immediately prior to the open of market on May 2, 2013 (New Zealand time) as the record date for the 2013 Annual Meeting of Shareholders. You must be a shareholder of record at that time to be entitled to receive the Notice of the Annual Meeting and to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on June 25, 2013: In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report, if you have not received it previously, for the year ended December 31, 2012, and by notifying you of the availability of our proxy materials on the internet at http://www.boardbooks.com/diligentbooks/downloads/2013AnnualMeetingProxy.pdf.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares by fax, email, online on the registry website, mail (or by telephone for our U.S. shareholders), please refer to the enclosed proxy card. Any shareholder may revoke a submitted proxy at any time before the meeting by written notice addressed to the Corporate Secretary, by submitting a subsequently dated proxy, or by attending the Annual Meeting and voting in person. If you choose to submit a proxy over the internet at the website below, you may also revoke your proxy by voting in person at the annual meeting or by submitting your proxy at a later time on the website.

YOU MAY SUBMIT YOUR PROXY ON THE INTERNET BY GOING TO THE WEBSITE OF OUR SHARE REGISTRY, LINK MARKET SERVICES, AT HTTPS://INVESTORCENTRE.LINKMARKETSERVICES.CO.NZ/VOTING/DIL.ASPX. YOU WILL REQUIRE YOUR CSN (HOLDER NUMBER) AND FIN FOR SECURITY PURPOSES. HOWEVER, IF YOUR SHARES ARE HELD BY A BANK, BROKER, FIDUCIARY, TRUSTEE OR OTHER NOMINEE, YOU MAY VOTE BY GOING TO THE WEBSITE OF OUR PROXY ADVISORY FIRM, GEORGESON, INC. AT HTTP://PROXY.GEORGESON.COM/.

If your shares are held in the name of a bank, broker, fiduciary or custodian, follow the voting instructions on the form you received from your record holder. The availability of internet and telephone voting instructions will depend on their procedures.

By Order of the Board of Directors,

Jack Van Arsdale
Associate General Counsel

New York, New York

June 4, 2013

THE MEETING

Date, Time and Place

We are providing this proxy statement (this “proxy statement”) to you in connection with the solicitation on behalf of our Board of Directors (the “Board”) of proxies to be voted at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Diligent Board Member Services, Inc. (the “Company” or “Diligent”) or any postponement or adjournment of the Annual Meeting. The Annual Meeting will be held on Tuesday, June 25, 2013, at 11:00 a.m., New Zealand local time, at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand.

Matters to be Considered

At the Annual Meeting, the shareholders will be asked:

•	To elect the Board’s nominees, Rick Bettle and Greg B. Petersen, as Class I directors (“Proposal 1”);

•	To ratify Mark Weldon’s appointment as a Class II director (“Proposal 2”);

•	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2013 (“Proposal 3”);

•	To ratify the total remuneration paid by the Company to our non-executive directors for each calendar year or part year since our listing on the New Zealand Stock Exchange (“NZSX”) (“Proposal 4”), which amounted to:

A.	U.S. $234,259 in 2007;
B.	U.S. $237,845 in 2008;
C.	U.S. $82,500 in 2009;
D.	U.S. $60,843 in 2010;
E.	U.S. $60,000 in 2011; and
F.	U.S. $210,000 in 2012;

•	To approve the total remuneration payable by the Company to all non-executive directors for the 2013 and subsequent calendar years in an amount equal to U.S. $856,000, all or any portion of which may be payable through the issuance of equity securities, provided the issuance occurs in compliance with New Zealand Stock Exchange Rule (“NZSX Rule”) 3.5.1 and NZSX Rule 7.3.7. This is an increase of U.S. $646,000 from the amount paid to non-executive directors in the 2012 calendar year (“Proposal 5”);

•	To approve the Company’s 2013 Incentive Plan (the “2013 Plan”) (“Proposal 6”);

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•	To approve, conditional on Proposals 6 and 8 being approved, the issuance to our Chief Executive Officer, Alessandro Sodi, of options to purchase 1,600,000 shares of our common stock with an exercise price per share equal to the U.S. dollar equivalent closing price of our common stock on the NZSX on the last trading day immediately prior to the grant and the issuance of up to 2,500,000 shares of our common stock on the terms described in Proposals 7 and 8 as part of his substitute remuneration package (the “CEO Substitute Remuneration”) pursuant to NZSX Rule 7.3.1(a) (“Proposal 7”); and

•	To approve, conditional on Proposals 6 and 7 being approved, the substitute remuneration package of our Chief Executive Officer, Alessandro Sodi, as a related party transaction pursuant to NZSX Rule 9.2.1 (“Proposal 8”).

Following the consideration of the foregoing resolutions we will transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Attending the Annual Meeting

If you are a shareholder of record, you may attend the Annual Meeting and vote in person, or you may submit your proxy for your shares to be voted at the Annual Meeting. If you are a beneficial owner of common stock and your shares are held in the name of a broker, bank, fiduciary, trustee or other nominee, your nominee will be required to advise Link Market Services in writing at P.O. Box Auckland 1142 New Zealand (to be received 48 hours before the start of the Annual Meeting). For clarification, the terms “common stock” and “common shares” are the equivalent U.S. terminology for the term “ordinary shares” used in New Zealand.

If you are attending the meeting, you must bring your proxy card with you as the barcode will assist in your registration at the meeting. All shareholders must register before entering the meeting.

If you wish to obtain directions to the location of the Annual Meeting to attend and vote in person, contact Sonya Joyce, Diligent Board Member Services, Inc. on +64 4 894 6912.

Notice of Internet Availability of Proxy Materials

In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of annual meeting, proxy statement, proxy card (which also serves as an admission card for our Annual Meeting) and our Annual Report, unless you have received it previously, for the year ended December 31, 2012 (the “Annual Report”), and by notifying you of the availability of our proxy materials on the internet at http://www.boardbooks.com/diligentbooks/downloads/2013AnnualMeetingProxy.pdf.

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Shareholders may sign up to receive future proxy statements, notices of internet availability of proxy materials and other shareholder communications electronically instead of by mail by contacting the Company’s share registry, Link Market Services in any way as stated on the reverse of the proxy card. In order to receive your investor communications electronically, you must have an e-mail account, access to the internet through an internet service provider and web browser that supports secure connections.

Record Date; Shares Outstanding and Entitled to Vote

You are entitled, subject to the NZSX Rules, to vote your shares at the Annual Meeting only if our records show that you held your shares as of the close of business on the record date, which is May 1, 2013 (New York time) and immediately prior to the open of market on May 2, 2013 (New Zealand time). On the record date, there were 83,776,155 shares of our common stock outstanding and entitled to vote. In addition, on the record date, there were 32,667,123 shares of our Series A Preferred Stock outstanding and entitled to vote as one class with the common stock on all matters other than the election of directors generally, for a total of 116,443,278 shares entitled to vote on Proposals 2 through 6 and 8. The holders of our Series A Preferred Stock are not entitled to vote on Proposals 1 and 7. Further to NZSX Rule 9.3.1, Mr. Alessandro Sodi and his associated persons are not entitled to vote on Proposals 7 and 8.

Quorum; Required Vote

Holders of our common stock and Series A Preferred Stock are entitled to one vote per share on all matters presented at the Annual Meeting, and shall vote as one class except that holders of our Series A Preferred Stock will not be entitled to vote on Proposals 1 or 7. Only the holders of our common stock will be entitled to vote on Proposals 1 and 7. The presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of common stock and Series A Preferred Stock will constitute a quorum for the transaction of business at the Annual Meeting.

With respect to Proposal 1, under Delaware law and our Amended and Restated Certificate of Incorporation, the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality.

The approval of Proposals 2 through 8 will require the affirmative vote of a majority in voting power of the shares of stock entitled to vote and present in person or by proxy at the Annual Meeting.

If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote, unless prohibited by the NZSX Rules, on such matters in accordance with their best judgment.

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Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a shareholder fails to provide voting instructions to the shareholder’s broker for shares held in street name. Under these circumstances, the broker may be authorized to vote the shares on routine items. In the case of the Annual Meeting, such routine items are limited to the ratification of the appointment of our auditors. Brokers are prohibited from voting on other matters to be presented at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against the proposals herein.

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Voting and Revocation of Proxy

If at the close of business on May 1, 2013 (New York time) and immediately prior to the open of market on May 2, 2013 (New Zealand time), you were a shareholder of record or held shares through a broker, bank, fiduciary, trustee or other nominee, you may vote your shares as described below or you may vote in person at the Annual Meeting. The instructions for voting your shares appear below. Please follow the instructions below and on your proxy card accordingly.

•	By FAX – Complete your proxy form and FAX to Link Market Services at +64 9 375 5990

•	By email – Complete your proxy form and scan and email to Link Market Services at: meetings@linkmarketservices.co.nz

•	By internet (online) – Visit the Link Market Services website indicated on your proxy card and follow the on-screen instructions. If you received your annual meeting documentation electronically, you can click on the express ID in the email, enter your FIN and this will take you directly to the voting page on the Link Market Services website; or

•	By mail – You can date, sign and promptly return your proxy card by mail.

o	New Zealand holders - use the enclosed postage prepaid envelope.

o	Overseas holders – affix required postage before mailing your proxy

The contact information for Link Market Services is available below.

Link Market Services

P.O. Box 91976

Auckland 1142

New Zealand

Or

Level 16 Brookfield House

19 Victoria Street

Auckland, New Zealand

+64-9-375 5998

meetings@linkmarketservices.com

The contact information for Georgeson, Inc. is available below:

Georgeson, Inc.

480 Washington Boulevard

26th Floor

Jersey City, NJ  07310

Attn:  Proxy Services

1-800-457-0759

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Voting instructions are provided on the proxy card provided to U.S. shareholders of record that are banks, brokers, fiduciaries, trustees or other similar nominees. The proxy voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders’ instructions have been recorded properly. These U.S. shareholders will have a control number, located on the proxy card, which will identify shareholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. The remaining shareholders will require a FIN and shareholder number for secure access.

Costs associated with electronic access, such as usage charges from internet access providers and telephone companies, must be borne by the shareholder. If you submit your proxy by internet, it will not be necessary to return your proxy card. For all other shareholders voting instructions are provided on the proxy card. The internet (online) proxy facility is designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that the shareholders’ instructions have been recorded properly. You will require your FIN and shareholder number for secure access. If you submit your proxy by internet, it will not be necessary to return your proxy card.

If a shareholder does not return a signed proxy card or submit a proxy by the internet, and does not attend the meeting and vote in person, his or her shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the meeting in accordance with the instructions contained therein. If you sign and return a proxy but fail to submit instructions, such proxy will be voted “FOR” the proposals set forth in this proxy statement, unless either the proxy or the shareholder are not permitted to vote under the NZSX Rules. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by the Company in its sole discretion and consistently with the NZSX Rules, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the SEC.

If your shares are held in the name of a bank, broker, fiduciary, trustee or other nominee, follow the voting instructions on the proxy card you receive from your record holder. The availability of internet and telephone (in the case of U.S. shareholders) proxies will depend on voting procedures of the record holder.

Any proxy signed and returned by a shareholder or submitted through the internet may be revoked at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, at our address set forth herein (or the Company’s share registry, Link Market Services or the Company’s proxy advisory firm, Georgeson, Inc., as applicable), by executing and delivering a later-dated proxy (either in writing or through the internet) or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

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Proxy Solicitation

We will bear the costs of such solicitation of proxies for the Annual Meeting, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. Copies of the Company’s proxy statement and related materials will be furnished to banks, brokerage houses, fiduciaries, trustees or other nominees holding shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation material to such beneficial owners. The Company will also bear the cost of maintaining a website compliant with regulations promulgated by the SEC to provide internet availability of this proxy statement, Annual Report and proxy card. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. In addition, the Company has retained Georgeson, Inc. to act as our proxy advisory firm in the United States in conjunction with Link Market Services in New Zealand, our share registry.

Householding

The SEC’s rules permit us to deliver a single proxy statement and Annual Report to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. The “householding” delivery method will only be an option for the Company with respect to U.S. shareholders to the extent such delivery method is utilized by us. We would deliver only one proxy statement and Annual Report to multiple shareholders who share an address unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written request, a separate copy of the proxy statement and Annual Report, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement and Annual Report, contact, with respect to holders in the United States (“U.S.”), Georgeson, Inc. at 1-800-457-0759 or in writing at 480 Washington Boulevard, 26th Floor, Jersey City, NJ  07310, Attn:  Proxy Services.

Dissenters’ Rights of Appraisal

The Delaware General Corporation Law (“DGCL”) does not provide dissenters’ rights of appraisal to the Company’s shareholders in connection with the proposals described in this proxy statement.

Interest of Certain Persons in Matters to Be Acted Upon

Except as otherwise disclosed herein or other than in his role as a director, nominee or executive officer or associate of any director, nominee or executive officer, no person has any substantial interest, direct or indirect, in the matters to be acted upon at the Annual Meeting. For the purpose of this paragraph, “person” shall include each person: (a) who has been a director or executive officer of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

Independent U.S. Registered Public Accounting Firm

We have been advised that representatives of Holtz Rubenstein Reminick LLP, our U.S. independent registered public accounting firm for the fiscal year ended December 31, 2012, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. In addition, we have been advised that representatives of Deloitte & Touche LLP, our independent U.S. registered public accounting firm for the fiscal year ended December 31, 2013, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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PROPOSAL ONE

ELECTION OF NOMINEES AS CLASS I DIRECTORS

At the 2012 Annual Meeting, the Company's shareholders approved the adoption of a classified board as permitted by Section 141(d) of the DGCL, by adopting an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) providing for such classes.

The Certificate of Incorporation provides that the classes will be as nearly equal in number as possible. The Company currently has two directors in Class I, two in Class II and two in Class III.

Pursuant to the Certificate of Incorporation and the DGCL, at each Annual Meeting only two out of six directors divided into classes (out of the seven member board) will stand for election. The seventh director, Mr. Liptak, is elected by the holders of our Series A Preferred Stock, and is, therefore, not subject to rotation under the NZSX Rules, the DGCL or the Certificate of Incorporation. The DGCL and the Certificate of Incorporation do not permit the Company to require any directors whose terms are classified to stand for election more frequently than the term of the class to which he or she was elected or appointed.

Pursuant to our Certificate of Incorporation, the term of Class I directors will expire at the 2013 Annual Meeting. The nominees to be elected as Class I directors pursuant to Proposal 1, each with a three-year term expiring at the 2016 annual meeting of shareholders, subject to the valid election and qualification of their respective successors, are described below. The Board has nominated each of the candidates for election and expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence, one or more nominees are not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board deems appropriate.

All the nominees have consented to being named in this proxy statement and to serve as a director if elected.

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Nominees for Election

Name, age and present position, if any, with the Company	Period served as director, other business experience

Rick Bettle, 66 (Class I)	Mr. Bettle has served on our Board since September 2007. Mr. Bettle is a professional director and an Accredited Fellow and a past President of the New Zealand Institute of Directors. He is also a Graduate Fellow of the Australian Institute of Company Directors. From 1995 to 1998, Mr. Bettle was the Chief Executive Officer of the New Zealand law firm Kensington Swan. Mr. Bettle was the Chief Executive Officer of Alliance Group from 1991 to 1995 and the Managing Director of Wrightson from 1987 to 1991. He is currently the Chairman of Powerco New Zealand, Business Mentors NZ, and Ovita. He is also a director of Revera Ltd, RVNZ Investments Limited and Solid Wood Innovation. Mr. Bettle was previously the Chairman of the Civil Aviation Authority of New Zealand and Aviation Security, the New Zealand Totalisator Agency Board, The Racing Industry Board, NZ Lamb Co., Capital Coast Health and Wrightson Finance. He was also a director of Dominion Finance Holdings Limited and its related entities North South Finance and Dominion Finance Group Limited (all now in receivership and/or liquidation). Mr. Bettle’s wide business experience is seen as an asset to the Board along with his knowledge of the Company and having served for six years as a director of the Company, including through a period of turbulence for the Company during the global financial crisis.
It has been determined by the Board that Mr. Bettle is an independent director for the purposes of the NZSX Rules and the marketplace rules of the NASDAQ Stock Market LLC (the “NASDAQ Rules”).

Greg B. Petersen, 50 (Class I)	Mr. Petersen has served on our Board since April 2013. Mr. Petersen is currently a private investor and serves as a director and a member of the audit committee of PROS Holdings, Inc. and KIT digital, Inc. Mr. Petersen has an extensive background as a technology company chief financial officer, and significant experience in financial planning, reporting and internal controls. From 2001 through 2012, he was the Executive Vice President and Chief Financial Officer of several technology companies including Activant Solutions, an enterprise software provider to the automotive, hardware, lumber and wholesale verticals; Lombardi Software, a business process management software company sold to IBM; CBG Holdings, Inc., a provider of banking software and services and CSIdentity, Inc., a provider of identity monitoring software and services. Mr. Petersen started his career after business school at American Airlines where he worked in corporate development and finance from 1989 to 1997. Mr. Petersen holds a B.A. degree in Economics from Boston College and an M.B.A. from the Fuqua School of Business at Duke University. Mr. Petersen was selected as a director due to his experience as a Chief Financial Officer of several U.S.-based software companies and as a director and audit committee member of two U.S. publicly listed companies. Mr. Petersen currently serves as the Company’s audit committee financial expert and his experience in financial planning, reporting and internal controls is a substantial asset to the Company.
It has been determined by the Board that Mr. Petersen is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES AS A CLASS I DIRECTOR.

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PROPOSAL TWO

RATIFICATION OF CLASS II DIRECTOR

Because Mr. Weldon was originally appointed to the Board in May 2012 by the Board to fill a vacancy, and has not previously been elected as a director under the NZSX Rules, his appointment to the Board must be submitted to a vote of shareholders at the Annual Meeting. This is required notwithstanding that Mr. Weldon is not required to stand for re-election at this Annual Meeting pursuant to the Company’s Certificate of Incorporation and the DGCL. In order to comply with the NZSX Rules, the Company therefore asks shareholders to ratify Mr. Weldon’s appointment to the Board as a Class II director. Mr. Weldon will cease to be a Class II director if this proposal is not passed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF MR. WELDON’S APPOINTMENT AS A CLASS II DIRECTOR.

Other Members of the Board

The Board currently consists of 7 directors, each of whom, other than the nominees for election, is described below. The terms of the Class II directors shall expire at the 2014 annual meeting of shareholders, subject to the valid election and qualification of their respective successors. The terms of the Class III directors shall expire at the 2015 annual meeting of shareholders, subject to the valid election and qualification of their respective successors. The Series A Director will serve in office until his successor is validly elected and qualified or until such time that he is removed by the holders of our Series A Preferred Stock.

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Name, age and present position, if any, with the Company	Period served as director, other business experience

Joseph Carrabino, Jr., 51 (Class II)	Mr. Carrabino has served on our Board since April 2012. Mr. Carrabino has been a Partner of AEA Investors LP since 2004 and is Head of the Private Debt Group, which focuses on mezzanine and senior debt investing in the middle market. From 1999 to 2003, Mr. Carrabino was a Partner at a private equity firm, J. H. Whitney & Co. His responsibilities included serving as co-head of the mezzanine debt and structured products groups and a member of their credit and investment committees. Mr. Carrabino also spent considerable time on J. H. Whitney’s private equity activities. From 1987 to 1999, Mr. Carrabino worked in the Investment Banking Department of Credit Suisse First Boston, attaining the position of Managing Director. His areas of focus included leveraged finance and private equity sponsor coverage, high yield finance, and corporate restructurings and reorganizations. Mr. Carrabino is currently a member of the board of directors of Ramsey Industries LLC and has served on other boards in his various capacities at AEA and J. H. Whitney. Mr. Carrabino is a graduate of Harvard College, with an A.B. in economics. Mr. Carrabino was selected as a director because of his experience with financings and capital raising, his financial expertise and his experience as a director.

It has been determined by the Board that Mr. Carrabino is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

Mark Weldon, 45 (Class II)	Mr. Weldon has served on our Board since May 2012. Mr. Weldon currently owns and operates Terra Sancta Vineyards. From 2002 to 2012, Mr. Weldon served as a Chief Executive Officer of the New Zealand Stock Exchange (NZSX). Prior to that, Mr. Weldon was an attorney at Skadden, Arps, Slade, Meagher & Flom and then became a Senior Engagement Manager at McKinsey & Company. Mr. Weldon graduated from Auckland University with a Masters degree in Economics (First Class Honours), a Bachelor of Commerce and a Bachelor of Arts. He then studied at Columbia University School of Law, graduating in 1997 with a law degree and a diploma in International Law. Mr. Weldon’s experience in working in both the United States and New Zealand with listed companies, including as CEO of NZSX, is seen as an asset to the Board.

It has been determined by the Board that Mr. Weldon is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

Mark Russell, 56 (Class III)	Mr. Russell has served on our Board since September 2007. Mr. Russell is a senior commercial partner of the New Zealand law firm Buddle Findlay, acting for a wide range of public and private companies and has extensive experience in corporate finance and structuring, and banking and insolvency. He acts for a number of companies listed on the NZSX and NZX Alternative Market, with particular emphasis on the NZSX Rules, compliance advice, initial listing and IPOs. He gives banking and securities advice to New Zealand and overseas banks and overseas law firms, and he also provides advice to trustee companies and issuers on public securities issues and managed funds. He is ranked as a leading individual in banking and finance in Asia Pacific Legal 500 2010. Mr. Russell is Chairman of the Company’s Audit and Compliance Committee. Mr. Russell was selected as a director because of his familiarity with our Company as a result of having served as a director since our initial public offering in New Zealand, and his broad legal experience is seen as an asset to the Company.

It has been determined by the Board that Mr. Russell is an independent director for the purposes of the NZSX Rules and the NASDAQ Rules.

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Name, age and present position, if any, with the Company	Period served as director, other business experience

Alessandro Sodi, 53 (Class III)	Mr. Sodi serves as our Chief Executive Officer and President and a director of the Board. Before our founding in 1998, Mr. Sodi served as an officer of our predecessor entity, Diligent Board Member Services, LLC (“DBMS LLC”), which was previously known as Manhattan Creative Partners, LLC (“MCP”), a consulting firm specializing in software development and the internet. Subsequently, in 2003, MCP switched its focus to corporate governance service delivery. From 2001 to 2003, Mr. Sodi managed the development of software that would become the Diligent Boardbooks system. Mr. Sodi was selected as a director because as the Company’s Chief Executive Officer and President, he has in-depth knowledge of the Company’s operations, strategy and competitive position.

It has been determined by the Board that Mr. Sodi is not an independent director for the purposes of the NZSX Rules or the NASDAQ Rules.

David Liptak, 54 (Series A Director)	Mr. Liptak was elected Chairman of our Board in March 2010 and was elected as a director by the holders of our Series A Preferred Stock in April 2009. Mr. Liptak is the founder and Managing Partner of Spring Street Partners, L.P., which he formed in 1995. Mr. Liptak was the founder and President of West Broadway Partners, Inc., an investment partnership that ultimately managed more than U.S. $700 million in investor capital in the West Broadway Partners group of funds until March 2005. At that time, Mr. Liptak left the firm and began managing Spring Street Partners on a full-time basis. Spring Street Partners is the holder of approximately 22 million shares of the Company’s Series A Preferred Stock (representing a majority of the outstanding Series A Preferred Stock), and also holds approximately 4.17 million shares of the Company’s common stock, representing beneficial ownership of approximately 25% of our common stock in the aggregate. Mr. Liptak was selected as a director by the holders of our Series A Preferred Stock due to Spring Street Partners substantial investment in our capital stock, as well as due to Mr. Liptak’s extensive financial and investment experience.

It has been determined by the Board that Mr. Liptak is not an independent director for the purposes of the NZSX Rules, but is an independent director for the purposes of the NASDAQ Rules.

CORPORATE GOVERNANCE

Independence Standards for Directors

As our common stock is not listed on a U.S. national securities exchange, the Board has elected to evaluate the independence of our directors using the NASDAQ Rules. A majority of our board members are independent directors based on the definition of independence in the NASDAQ Rules, specifically, Rick Bettle, Mark Russell, Mark Weldon, Greg B. Petersen, Joseph Carrabino, Jr. and David Liptak. Under the NZSX Rules, Rick Bettle, Mark Russell, Mark Weldon, Greg B. Petersen and Joseph Carrabino are independent directors. Further, given that Rick Bettle, Mark Russell and Mark Weldon are New Zealand residents, the Company satisfies the requirement under the NZSX Rules that at least two directors must be resident in New Zealand.

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None of the nominees, nor any other member of our Board or executive officers, has been involved in any legal proceeding enumerated in Securities and Exchange Commission Regulation S−K, Item 401, within the time periods described in that regulation, except as described in the following paragraph.

Rick Bettle serves as one of our independent directors. As previously disclosed, the New Zealand Securities Commission (the functions of which are now undertaken by the Financial Markets Authority) laid criminal and civil charges against all of the directors of Dominion Finance Holding Ltd. and its wholly owned subsidiary North South Finance (four executive and two independent directors, one of whom is Mr. Bettle). Two directors, Ann Butler and Robert Barry Whale, have pleaded guilty and will be sentenced on June 14, 2013 in New Zealand. The Financial Markets Authority (the “FMA”) alleges that Dominion Finance Group's offer documents and advertisements misled investors. In particular, the FMA alleges that the directors made false statements in the Dominion Finance Group registered prospectus dated September 13, 2007 in New Zealand, as amended by an extension certificate dated December 20, 2007 in New Zealand and the North South Finance registered prospectus dated September 11, 2007 in New Zealand, as amended by an extension certificate dated December 20, 2007 in New Zealand. In addition, the FMA alleges that a quarterly newsletter of Dominion Finance Group and a letter to the investors of both Dominion Finance Group and North South Finance distributed during 2008 contained similar untrue statements. Mr. Bettle, who was the Independent Chairman of Dominion Finance Holdings Ltd. and North South Finance, has denied the allegations made. The Serious Fraud Office of New Zealand (the “SFO”), in addition to the FMA, also investigated the companies. As a result of its investigation, the SFO determined that criminal charges should be laid. Four persons associated with Dominion and North South Finance (two directors, the CEO and a fourth person who has name suppression) were subsequently charged. Mr. Bettle was not one of those charged by the SFO. On April 12, 2013 in New Zealand, the CEO was found guilty of the charges against him. The FMA case has been set for hearing on June 17, 2013 in New Zealand.

Board Committees

Our Board has three standing committees: an Audit and Compliance Committee, a Compensation Committee, and a Nominations Committee. Our Board has adopted charters for each of its standing committees. Copies of our committee charters are available on our website at www.boardbooks.com.

Audit and Compliance Committee. The Audit and Compliance Committee assists the Board in fulfilling its oversight responsibilities by reviewing the integrity of the Company’s financial statements and financial reporting process; the qualifications, independence and performance of the Company’s independent U.S. registered public accounting firm; and compliance with legal and regulatory requirements. The main responsibilities of the Audit and Compliance Committee are to:

•	Review and discuss with management and the independent U.S. registered public accounting firm the Company’s annual and quarterly financial statements (and the results of the independent U.S. registered public accounting firm’s reviews of the quarterly financial statements), including reviewing specific disclosures made in management’s discussion and analysis.

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•	Review and discuss with management and the independent U.S. registered public accounting firm:

o	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;
o	Management’s internal control assessment, including any significant deficiencies in the design or operation of internal controls or material weaknesses therein, and any fraud involving management or other employees who have a significant role in the Company’s internal controls (as well as any special steps adopted in light of such control issues); and
o	Matters (including correspondence or inquiries from regulators or governmental agencies, complaints or legal matters) that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the independent U.S. registered public accounting firm:

o	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management; and
o	Material written communications with management, such as management letter provided by the independent U.S. registered public accounting firm and the Company’s response to that letter, and any accounting adjustments that were noted or proposed by the independent U.S. registered public accounting firm.

•	Recommend to the Board whether the audited financial statements fairly and adequately present the financial position of the Company and that they should be included in the Company’s Form 10-K that is filed with the SEC.

•	Periodically review with management the form of presentation and types of information to be included in the Company’s earnings releases.

•	Obtain and review annually a report by the independent U.S. registered public accounting firm describing:

o	The firm’s internal quality control procedures;
o	All relationships between the independent U.S. registered public accounting firm and the Company, consistent with PCAOB Rule 3526, Communication with Audit Committees Concerning Independence.

•	Evaluate the qualifications, performance and independence of the independent U.S. registered public accounting firm (in its evaluation, the Audit and Compliance Committee may take into account the reports of the independent U.S. registered public accounting firm and the opinions of management).

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•	Discuss with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

The independent U.S. registered public accounting firm attends Committee meetings when requested.

Pursuant to the Audit and Compliance Committee Charter, membership of the Committee consists of at least three directors, all of whom shall meet independence and experience requirements in accordance with the U.S. Securities Exchange Act (the “Exchange Act”) and the regulations thereto and the NZSX Rules. At least one member of the Committee shall be an “audit committee financial expert” as defined in the Exchange Act and its regulations and have the required “accounting or financial background” as defined by the NZSX Rules.

The Board has determined that all three current members of the Audit and Compliance Committee, Mark Russell, Greg B. Petersen and Joseph Carrabino, Jr., are independent in accordance with the NASDAQ Rules and the NZSX Rules. Mr. Russell is the Chairman of the Audit and Compliance Committee. Prior to 2013, the Company paid the law firm Buddle Findlay, of which Mr. Russell is a partner, fees in an amount which would not require disclosure under the rules of the Exchange Act. The Company has determined not to retain Buddle Findlay on a going forward basis to avoid any conflict with the NASDAQ Rules governing audit committee independence. The Board has determined that Mr. Petersen qualifies as an “audit committee financial expert,” and has the required “accounting or financial background” in accordance with the applicable rules of the Exchange Act and the NZSX Rules.

Compensation Committee. The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Chief Executive Officer and the Company’s other executive officers. The Compensation Committee is also responsible for the policy for compensation for senior management and the granting of stock options and other equity and incentive awards to employees. The main responsibilities of the Compensation Committee are to:

•	Adopt and maintain in effect a compensation philosophy which shall apply to activities undertaken pursuant to the charter of the Compensation Committee.

•	Annually review and approve the Chief Executive Officer’s compensation.

•	Annually evaluate the performance of the executive officers in consultation with the Chief Executive Officer and, based upon such evaluation, approve the base salaries, annual salary increases, annual cash incentive and equity based awards for each of the executive officers.

•	Periodically and as and when appropriate, review and make recommendations to the Board regarding the following: (a) all equity incentive awards and opportunities to employees; and (b) any special or supplemental compensation and benefits as they affect the Chief Executive Officer and/or the executive officers.

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•	Be responsible for reviewing and making a recommendation to the Board with regard to the structure, terms and conditions of any proposed cash or equity based incentive plan.

•	Have the sole authority to retain and terminate any advisers to assist it in the performance of its duties and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention, which fees shall be borne by the Company.

The Compensation Committee has the exclusive authority to retain or terminate compensation consultants to be used to assist the Compensation Committee in the evaluation and determination of the Company’s compensation for its CEO and other executive officers. The Compensation Committee did not engage a compensation consultant for the fiscal year ended December 31, 2012.

The Board has determined that all three current members of the Compensation Committee, Mr. Petersen, Mr. Carrabino, Jr. and Mr. Weldon, are independent in accordance with the NASDAQ Rules and the NZSX Rules and also qualify as “outside directors” within the meaning of the U.S. Internal Revenue Code Section 162(m). Mr. Petersen serves as Chairman of our Compensation Committee.

Nominations Committee. The Nominations Committee assists the Board in fulfilling its oversight responsibilities by identifying individuals qualified to serve on the Board, recommending nominees to serve on the Board and Board Committees and reviewing directors’ fees. The main responsibilities of the Nominations Committee are to:

•	Identify and evaluate candidates to recommend to the Board for election as directors.

•	Recommend to the Board a slate of nominees for election or reelection as directors by the Company’s shareholders at the annual meeting.

•	Review and evaluate director nominees proposed by shareholders of the Company.

•	Report the results of its deliberations and its recommendations to the Board regarding any Board candidate considered by the Committee.

•	Review the structure, authority and responsibilities of Board committees and make annual recommendations regarding the membership of Board committees.

The Board has determined that all three current members of the Nominations Committee, Mr. Liptak, Mr. Bettle and Mr. Russell, are independent in accordance with the NASDAQ Rules. Mr. Liptak is not regarded as independent under the NZSX Rules. Mr. Liptak serves as Chairman of our Nominations Committee.

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Director Nomination Process

The Company’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from business and professional experience. The Board considers a variety of criteria when evaluating potential Board members, as described below, and expects that its candidates be of the highest ethical character, share the values of the Company, be capable of discharging his or her fiduciary duties to the shareholders of the Company, have reputations, both personal and professional, consistent with the image and reputation of the Company, be highly accomplished in their respective field, and possess the relevant expertise and experience necessary to assist the Company with enhancing shareholder value.

The Board considers nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. The Nominations Committee seeks new nominees for election to the Board, when necessary, through a variety of channels, including informal recommendations through business and personal contacts. Current members of the Board and the CEO are polled for suggestions. Research also may be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify, evaluate, or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Pursuant to NZSX Rule 3.3.5, shareholders of the Company have the right to propose nominees for directors of the Company to be elected at each annual meeting of shareholders in accordance with the opening date and closing date for nominations announced by the Company for each applicable annual meeting. Under the U.S. federal securities laws, shareholders who submit a nomination pursuant to NZSX Rule 3.3.5 are also required to submit a filing with the SEC containing the information required by Schedule 14N. The Board will evaluate any candidate recommended for nomination as a director, whether proposed by a shareholder, or identified through the Board’s own search processes, about whom it is provided appropriate information in a timely manner.

All new candidates for election to the Board and all Board members eligible for nomination for re-election to the Board are evaluated based upon a variety of criteria, including the following:

•	whether the candidate has the highest level of personal and business integrity and a reputation for integrity, honesty and fair dealing in the business community and such candidate’s local community;

•	whether the candidate has the requisite senior level executive experience that management responsibilities or has such candidate been engaged extensively in advising corporations as either an accountant or lawyer;

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•	whether the candidate’s personality is conducive to working effectively and on a collaborative basis with the other directors on Board matters;

•	the absence of conflicts of interest;

•	whether the candidate has expertise or skill set which is needed on the Board;

•	whether the candidate has a level of financial literacy as would be appropriate for evaluating budgets and financial statements; and

•	consideration of whether the candidate has experience in the software service industry or exposure to the board portal business.

The Nominations Committee does not have a policy with respect to the consideration of diversity in identifying director nominees. While the Nominations Committee focuses on obtaining a diversity of professional expertise on the Board rather than a diversity of personal characteristics, it recognizes the desirability of racial, ethnic and gender diversity and considers it an additional benefit when a new director can also increase the personal diversity of the Board as a whole. The Nominations Committee and the Board may also consider such other factors as it may deem to be in the best interests of the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Mr. Liptak serves as the Chairman of the Board and Mr. Sodi serves as the Chief Executive Officer. The Board believes that separate Chairman and Chief Executive Officer roles are appropriate for the Company at this time and is consistent with NZSX’s Corporate Governance Best Practise Code. The Company has not designated a lead independent director.

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational and strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As disclosed in Item 9A of the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2013 (the “Annual Report on Form 10-K”), the Board has adopted resolutions relating to the improvement of the Company’s internal controls and governance. In implementing these resolutions, the Board and its Committees will seek to address the risks relating to the Company’s need to comply with dual regulatory regimes including U.S. securities laws as a reporting company and New Zealand securities and financial reporting laws and exchange listing requirements. The Company will include at every Board meeting (other than meetings on an ad hoc basis or dealing with special items) reporting on compliance as a standard agenda item.

Various committees of the Board also have responsibility for risk management. The Audit and Compliance Committee, in connection with its quarterly and annual review of the Company’s financial statements, receives reports from the Company’s Chief Financial Officer and the Company’s independent U.S. registered public accounting firm regarding significant risks and exposures and will assess management’s steps to minimize them. In addition, the Board will task the Audit and Compliance Committee to take additional express responsibilities for regulatory compliance and internal controls and procedures, and will appoint an independent director to serve as the Board’s point person on compliance issues. In setting compensation, the Compensation Committee will work with management to create incentives that encourage a level of risk-taking that is consistent with the Company’s business strategy and the goal of maximizing value.

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Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2012, (a) the Board held eleven meetings and acted once by written consent and (b) the Audit and Compliance Committee held five meetings and acted once by written consent. Historically, the Board had a Remuneration and Nominations Committee. On June 7, 2012, the Board restructured its committees by replacing the Remuneration and Nominations Committee with the Board’s Compensation Committee and Nominations Committee. During the fiscal year ended December 31, 2012, (x) the Remuneration and Nominations Committee held two meetings and held one joint session with the Board and (y) the Compensation Committee held three meetings and held one joint session with the Board. Each director attended at least 75% of the meetings of the Board and the meetings of the committees of which such director was a member during the fiscal year ended December 31, 2012. The Company’s policy is to ask directors to attend, in person or by video conference, the annual meeting of shareholders, and all of our current directors who were directors at the time did attend the 2012 Annual Meeting of Shareholders.

COMMUNICATIONS FROM SHAREHOLDERS

Although the Company does not have a formal policy concerning shareholders communicating with the Board or individual directors, shareholders may send communications to the Board at the Company’s business address at 39 West 37th St., 8th Floor, New York, New York 10018, attention Office of the Secretary.

Upon receipt of a communication for the Board or an individual director, the Secretary will promptly forward any such communication to all the members of the Board or the individual director, as appropriate. If a communication to an individual director deals with a matter regarding the Company, the Secretary or appropriate officer will forward the communication to the entire Board, as well as the individual director.

If the communication involves material non-public information, the Board or individual director will not provide a response to the shareholder. The Company may, however, publicly provide information responsive to such communication if (following consultation with the office of the Corporate Secretary or other advisors, as the Board determines appropriate) the Board determines disclosure is appropriate. In any case, the responsive information will be provided in compliance with Regulation FD, our Regulation FD Policy and other applicable laws and regulations, including the NZSX Rules, if at all.

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Executive Officers

The following persons currently serve as our executive officers in the capacities indicated below. Our executive officers are responsible for the management of our operations, subject to the oversight of the Board.

Name	Position & Other Business Experience
Alessandro Sodi, 53 Director, CEO, President	Please see biographical information under Alessandro Sodi “Other Members of the Board” on page 13.
Carl D. Blandino, 61 Chief Financial Officer, EVP

Mr. Blandino serves as our Executive Vice President and Chief Financial Officer (“CFO”).  Prior to his employment with the Company on May 15, 2013, Mr. Blandino served as Senior Vice President and Chief Financial Officer at CashEdge, Inc., a U.S. software-as-a-service (SaaS) provider of a mobile and online payments network and risk management services to financial institutions. Prior to his service at CashEdge, Inc., Mr. Blandino served as Chief Financial Officer at several U.S. public and private high technology and software companies, including most recently Open Solutions, Inc., a provider of technology solutions to the financial services marketplace. He also spent over 10 years in public accounting in various management positions with Coopers and Lybrand and Deloitte Haskings & Sells, both international public accounting firms.

Michael Flickman, 52 Chief Technology Officer, EVP	Mr. Flickman serves as our Executive Vice President and Chief Technology Officer. Prior to joining the Company in September 2011, Mr. Flickman served as Chief Technology Officer at Survey Sampling International from July 2008 to August 2011. Prior to that time, Mr. Flickman served as Chief Technology Officer at CYA Technologies, Inc. since November 2004. Mr. Flickman has been working in the technology field for nearly 30 years, specializing in commercial software development, infrastructure architecture and management, enterprise software, product management, development process improvement and project management.

Jeffrey Hilk, 48 Director of Client Services, SVP

Mr. Hilk serves as Senior Vice President and Director of Client Services, and has global responsibility for Account Management and worldwide Client Support. Prior to joining the Company in March 2011, Mr. Hilk held senior-level sales positions with IT consulting firms, specifically Shore Group, Inc. from November 2009 to March 2011 and Presidio Networked Solutions from July 2007 to November 2009. Mr. Hilk has more than twenty-five years of experience in the technology industry, having led teams in account management, sales, product management and engineering, during his career at large multi-national companies such as NCR, AT&T, McDonnell-Douglas Aerospace Corp., and Boundless Corporation.

Don Meisner, 58 Treasurer

Mr. Meisner has served as our Controller and Treasurer since 2007. Mr. Meisner has a broad range of business experience including accounting, forecasting, budgeting, business analysis and systems implementation. Prior to joining us in 2007, Mr. Meisner served as the Controller of the Lebermuth Company, Inc. from February 2002 through 2007, where he was responsible for all aspects of accounting, as well as legal and insurance issues.

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Name	Position & Other Business Experience
Robert Norton, 70 General Counsel, Corporate Secretary

Mr. Norton serves as our General Counsel and Corporate Secretary, in which capacity he has served since 2008. Mr. Norton has been a practicing attorney for over 35 years, commencing his career at the law firm of Shearman & Sterling LLP in New York City. Mr. Norton served as General Counsel of MasterCard International for over 15 years, where he was the head of the law department and was responsible for all legal matters addressed by the corporation. For the five years before he joined us in 2008, Mr. Norton was engaged as a sole practitioner in private practice and at times as a contract attorney.

Code of Conduct

We have a written Code of Conduct that applies to all employees, including our Chief Executive Officer, Chief Financial Officer and Treasurer. The full text of our Code of Conduct is published on our website at www.boardbooks.com under the “Investor Center-Corporate Governance” caption. We will disclose any future amendments to, or waivers from, certain provisions of the Code of Conduct applicable to our Chief Executive Officer, Chief Financial Officer and Treasurer on our website within four business days following the date of any such amendment or waiver.

Compensation Committee Interlocks and Insider Participation

David Liptak, Joseph Carrabino, Jr. and Mark Weldon each served on the Compensation Committee for the fiscal year ended December 31, 2012. There are no Compensation Committee interlocks between the Company and other entities involving the Company’s executive officers and directors required to be reported under the rules and regulations of the Exchange Act. None of the Compensation Committee members were involved in any transactions requiring disclosure as a related party transaction under the rules of the Exchange Act.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. As part of the Company’s program to improve internal controls and governance, as discussed in Item 9A of our Annual Report on Form 10-K, the Company has reviewed past Section 16 filings by its officers and directors. The Company found that it had not historically provided customary support to its officers and directors in achieving compliance with Section 16(a) obligations and resolved to assist its officers and directors in completing any outstanding filings and in remaining compliant on a going-forward basis. Based on its review, the Company became aware of several untimely filings required by Section 16(a) of the Exchange Act by persons who serve as directors and officers, specifically: (i) two reports, one covering the initial filing obligation and one reporting a purchase from the Company, were filed late by Joseph Carrabino Jr.; (ii) two reports, one covering the initial filing obligation and one reporting a stock option grant, were filed late by Michael Flickman; (iii) three reports, one covering the initial filing obligation, one reporting a stock option grant, and one reporting a transaction, were filed late by Jeffrey Hilk; (iv) five reports, one covering the initial filing obligation, one covering a stock option grant, one covering one transaction, and two covering two transactions each, were filed late by Don Meisner; (v) four reports, one covering the initial filing obligation, one covering a stock option grant, one covering a stock option exercise and one covering a transaction, were filed late by Robert Norton; (vi) five reports, one covering the initial filing obligation, one reporting a stock option grant and three reporting transactions, were filed late by Steven Ruse; and (vii) seven reports, one covering the initial filing obligation and six reporting transactions, were filed late by Mark Russell; (viii) fifteen reports, one covering the initial filing obligation, two reporting stock option grants and twelve reporting transactions, were filed late by Alessandro Sodi; and (ix) one report, covering the initial filing obligation, was filed late by Mark Weldon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table provides information concerning beneficial ownership of our common stock as of May 1, 2013 by:

•	Each person who is known to us to be the beneficial owner of 5% or more of our common stock;

•	Each of our directors and nominees;

•	Each of our executive officers; and

•	All of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock and preferred stock shown as beneficially owned by them. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

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Unless otherwise indicated, the principal address of each of the persons below is c/o Diligent Board Member Services, Inc., 39 West 37 St. 8th Floor, New York, NY 10018.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Outstanding Shares (2)
Officers and Directors
Alessandro Sodi, Director, CEO, President (3)	4,567,915	5.3%
David Liptak, Chairman; Director (4)	25,950,307	24.6%
Rick Bettle, Director	50,000	*
Joseph Carrabino, Director	4,983	*
Mark Russell, Director	85,957	*
Mark Weldon, Director	75,000	*
Michael Flickman, Chief Technology Officer, EVP	0	*
Jeffrey Hilk, Director of Client Services, SVP	10,000	*
Don Meisner, Treasurer (5)	295,000	*
Robert Norton, GC, Corporate Secretary	165,500	*
Greg B. Petersen, Director	0	*
Steven P. Ruse, Chief Financial Officer, EVP (6)	673,350	*
All directors and named officers as a group (12 persons)	31,878,012	29.6%

5% Security Holders
Spring Street Partners, L.P.(4)	25,950,307	24.6%
Carroll Capital Holdings, LLC (7)	14,994,860	15.8%
Milford Asset Management Limited (8)	4,445,430	5.31%
Accident Compensation Corporation (9)	5,216,984	6.23%
Peter Karl Christopher Huljich (10)	5,823,697	6.95%

(1)	Includes (i) stock held in joint tenancy, (ii) stock owned as tenants in common, (iii) stock owned or held by spouse or other members of the individual’s household, and (iv) stock in which the individual either has or shares voting and/or investment power, even though the individual disclaims any beneficial interest in such stock.

(2)	Shares of common stock subject to options currently exercisable or exercisable within 60 days of May 1, 2013, and shares of common stock issuable upon conversion of the Series A Preferred Stock, are deemed outstanding and beneficially owned by the person holding such options or Series A Preferred Stock for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

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(3)	Includes 2,400,000 shares subject to options exercisable within 60 days of May 1, 2013. As more fully discussed under Proposals 7 and 8, it is anticipated that these options will be cancelled as to 1,600,000 shares of common stock as part of Mr. Sodi’s replacement incentive compensation subject to approval by shareholders at the Annual Meeting.

(4)	Includes shares of common stock beneficially owned by Spring Street Partners, L.P., with a principal address at 488 Madison Avenue, 21st Floor, NY, NY 10022. David Liptak is the sole manager and member of West Broadway Advisors, L.L.C., which is the sole general partner of Spring Street, L.P. Spring Street Partners, L.P. is the beneficial owner of 25,950,207 shares of common stock, which include (i) 21,777,904 shares of Series A Preferred Stock that are convertible into common stock on a one of one basis and (ii) 4,172,403 shares of common stock.

(5)	Includes (i) 150,000 shares of common stock owned by the Cantaluppi Family Trust and (ii) 45,000 shares of common stock that may be acquired upon the exercise of currently exercisable options.

(6)	On May 15, 2013, Mr. Ruse resigned from his position as Executive Vice President and Chief Financial Officer of the Company effective as of that date and continues to remain employed by the Company as its Executive Vice President of Finance.

(7)	Includes (i) 10,889,219 shares of Series A Preferred Stock and 2,506,641 shares of common stock owned by Carroll Capital Holdings LLC; (ii) 600,000 shares owned by Kenneth Carroll, Trustee, the Elizabeth Carroll 2012 Descendants Trust; and (iii) 1,000,000 shares owned by the Kenneth Carroll 2012 Family Trust. Carroll Capital Holdings, LLC’s principal address is 94 Long Pond Road, Hewitt, New Jersey 07421.

(8)	Based on the disclosures set forth in the Substantial Security Holder Notice (“SSH Notice”) filed in New Zealand by Milford Asset Management Limited (“MAML”) on April 30, 2013. MAML’s principal address is Level 9, 70 Shortland Street, Auckland 1140, New Zealand. As of May 16, 2013, MAML is no longer a beneficial owner of 5% or more of our common stock based on a subsequent SSH Notice, dated May 16, 2013, disclosing a reduction in shares beneficially owned to 4,105,116 or 4.90%.

(9)	Based on an SSH Notice filed in New Zealand by Accident Compensation Corporation (“ACC”) on March 11, 2013, Nicholas Bagnall, Blair Tallot, Paul Robertshawe and Blair cooper are employees and portfolio managers or equity analysts for ACC. Under current ACC investment policies, they have the discretion to exercise control over some or all of the rights to vote and the power to acquire or dispose of some or all of the securities of which ACC is the beneficial owner. ACC’s principal address is Vogel Centre, 19 Aitken Street, P.O. Box 242, Wellington, NZ. As of May 27, 2013, ACC reduced the number of shares beneficially owned to 4,376,984 or 5.225% based on a subsequent SSH Notice, dated May 27, 2013.

(10)	Based on the SSH Notice filed in New Zealand by Mr. Huljich on March 28, 2012. Mr. Huljich’s percentage ownership of the Company’s outstanding shares has been updated to reflect his percentage ownership based on the outstanding number of shares of common stock as of the record date. Mr. Huljich’s principal address is P.O. Box 328, Shortland Street, Auckland 1140.

We are not aware of any arrangements involving our shareholders, the operation of which would result in a change of control.

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EXECUTIVE COMPENSATION

The summary compensation table below summarizes information concerning compensation for the twelve months ended December 31, 2012 and the twelve months ended December 31, 2011, of our Chief Executive Officer and our two other most highly compensated executive officers during our 2012 fiscal year. We refer to these individuals as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation of our Named Executive Officers for services in all capacities to us and our subsidiaries.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Nonequity Incentive Plan Compensation ($)(1)	Option awards ($)(2)		All other compensation ($)(3)	Total ($)

Alessandro Sodi	2012	549,133	750,000	(4)	0	0		14,633	1,313,766
Chief Executive Officer (CEO)	2011	437,177	0			2,370,000	(5)	3,900	2,811,077

Jeff Hilk	2012	150,000	35,000	(6)	294,396	260,000		10,000	749,396
Director of Client Services	2011	113,654	0		33,751	0		0	147,405

Michael Flickman	2012	225,000	80,000	(6)	0	260,000		13,658	578,658
Chief Technology Officer	2011	69,086	0		0	0		0	69,086

(1)         The amount reported represents incentive compensation paid to Mr. Hilk pursuant to the terms of his March 2011 offer letter in the amounts of U.S. $294,396 and U.S. $33,751 in 2012 and 2011, respectively.

(2)         The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the Named Executive Officers in 2011 and 2012, respectively. We estimate the fair value of awards on the grant date using the Black-Scholes option pricing model. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in footnote 16 to the financial statements contained in the Company’s Annual Report on Form 10-K. Note that the amounts reported in this column reflect the Company’s accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the Named Executive Officers from the awards.

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(3)         The amounts reported in this column represent amounts paid for health benefits and the matching funds the Company provides in connection with the Named Executive Officers’ contributions to the Company’s 401(k) savings plan.

(4)         The amount reported represents a discretionary bonus approved by the Board on April 12, 2012. The bonus was payable in three equal installments on each of April 30, 2012, July 31, 2012 and October 31, 2012.

(5)         Represents an option to purchase 3,000,000 shares of common stock granted on June 27, 2011, subject to vesting in six equal annual installments ending on June 28, 2018. As more fully described in Proposals 7 and 8, it is anticipated that these options will be cancelled as to 2,500,000 shares of common stock (such shares having a grant date fair value of U.S. $1,975,000), subject to shareholder approval of Mr. Sodi’s substitute remuneration package as described in Proposals 7 and 8.

(6)         These amounts represent discretionary bonuses approved by the CEO or the Compensation Committee, as applicable, in 2012.

Narrative to Summary Compensation Table

In fiscal 2012, the primary components of our executive compensation program were:

•	Base salary

•	Annual incentives

•	Equity compensation

•	Other benefits

Base Salary

We use base salary to fairly and competitively compensate our employees, including the Named Executive Officers, for the responsibilities we ask them to undertake in performing their jobs. We view the base salary as the most stable component of our compensation program, as this amount is not at risk. Since our emphasis is on performance-based compensation for executive officers, base salary adjustments tend to be made when we believe there is a significant deviation from the general market or an executive officer’s responsibilities increase significantly.

Annual Incentives

The Compensation Committee has the authority to make discretionary incentive awards to our employees and executives, including the Named Executive Officers. We did not have a formal bonus plan for making these awards and the form of payment, if any, is subject to the discretion of the Compensation Committee. These awards are intended to reward our employees and executives for achieving strategic and operational objectives. Bonuses were paid to our Named Executive Officers in 2012 in recognition of the significant sales growth and stock price performance of the Company.

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Pursuant to Mr. Sodi’s employment agreement, at the beginning of the second quarter of each fiscal year, the Board will consider approving a lump sum payment of U.S. $150,000 to Mr. Sodi. This payment will be at the discretion of the Board at the beginning of the second quarter of every year during the term of Mr. Sodi’s employment agreement, taking into consideration market conditions and the then-current performance of the Company. In April 2012, Mr. Sodi was awarded a bonus of U.S. $750,000 in recognition of the Company’s trailing twelve month revenue growth, stock price performance and the achievement of positive cash flow from operations.

Pursuant to Mr. Hilk’s offer letter, he is entitled to quarterly commissions based on the sales performance of his account management team. As Director of Client Services, Mr. Hilk is primarily responsible for upgrades to existing client agreements and his incentive compensation reflects performance with respect to this metric.

Equity Compensation

We use equity compensation to promote an ownership culture that encourages preserving and building value for our shareholders. Such awards have been granted under our 2007 Stock Option and Incentive Plan (the “2007 Plan”) and our 2010 Stock Option and Incentive Plan (the “2010 Plan”). If the 2013 Plan is approved by our shareholders, the Compensation Committee will have the authority to recommend certain discretionary incentive awards under the 2013 Plan as described under Proposal 6. We believe that the opportunity to acquire equity creates and maintains an environment that motivates our employees to stay with the Company and provides a key incentive to promote our long-term success.

Other Benefits

Historically, we have not provided retirement benefits to our executives, including our Named Executive Officers. However, we offer all of our U.S. employees, including our Named Executive Officers, the opportunity to participate in our 401(k) savings plan. This plan serves as the primary vehicle for our employees to accumulate retirement benefits. In 2012, we provided a 4% match of any employee contributions (including contributions of the Named Executive Officers) made to the 401(k) plan. We did not provide a match in 2011. We believe that the total amount of retirement benefits made available to our executives, including the Named Executive Officers, under this plan is consistent with the level of total compensation that we seek to provide to our executives.

We provide medical, disability and life insurance benefits to our executives, including the Named Executive Officers, on the same terms and conditions as are generally available to all of our salaried employees.

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Tax Deductibility of Executive Compensation

Section 162(m) of the U.S. Internal Revenue Code limits the Company from taking a tax deduction for certain compensation in excess of U.S. $1 million in any taxable year paid to each of our Named Executive Officers other than qualified performance based compensation. The 2013 Plan, if approved at the Annual Meeting, will enable us to grant certain equity-based and cash compensation that meets the exception for qualified performance based compensation. In addition, the replacement remuneration package for Mr. Sodi described in Proposals 7 and 8 has been designed to meet this exception. While we generally seek to ensure the deductibility of the incentive compensation paid to our executives, the Compensation Committee retains the flexibility necessary to provide cash and equity compensation, consistently with the NZSX Rules, in line with competitive practice and the best interests of shareholders even if these amounts are not fully tax deductible.

Employment Agreements

The Company entered into an employment agreement with Alessandro Sodi on June 27, 2011 for a term of three years.  Mr. Sodi’s employment agreement provides for annual base compensation of U.S. $510,000 per year which will increase 15% per year during the term.   In addition, at the beginning of the second quarter of every fiscal year, the Board will consider approving a lump sum payment of U.S. $150,000 to Mr. Sodi. This payment will be at the discretion of the Board, taking into consideration market conditions and the then-current performance of the Company.

The agreement also provided for the grant of a stock option to purchase 3,000,000 shares of common stock exercisable in six equal installments of 500,000 shares per year, commencing on June 28, 2013 and continuing through June 28, 2018. As previously disclosed by the Company, this option was granted in excess of the applicable annual grant limit under the Company’s 2010 Stock Option and Incentive Plan, and will be cancelled with respect to 2,500,000 shares, subject to shareholder approval of the CEO Substitute Remuneration as more fully described in Proposals 7 and 8.

In the event Mr. Sodi voluntarily resigns in connection with a change of control, for health issues related to him or his spouse or he is removed as the CEO of the Company or his employment agreement is not renewed or extended, Mr. Sodi will be paid one year of his then current salary. The agreement contains other provisions normally found in such agreements such as, by way of example, non-competition, confidentiality and inventions clauses.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following summary of the Company’s executive compensation and, based on such review and discussions, the Compensation Committee recommended to our Board that the discussion on executive compensation be included in this proxy statement.

Compensation Committee for the fiscal year ended December 31, 2012 of Diligent Board Member Services, Inc.

David Liptak (Chairman)

Joseph Carrabino, Jr.

Mark Weldon

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COMPENSATION COMMITTEE REPORT

Outstanding Equity Awards at DECEMBER 31, 2012

The following table shows information concerning stock options outstanding held by the Named Executive Officers at December 31, 2012. No stock options of any of the Named Executive Officers were repriced.

			Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price(U.S. $)	Option Expiration Date
Alessandro Sodi Chief Executive Officer (CEO)	2,400,000	(1)	3,000,000	(2)	0.82	6/27/2021
					0.14	8/18/2019

Jeff Hilk Director of Client Services	0		200,000	(3)	2.45	3/6/2022

Michael Flickman Chief Technology Officer	0		200,000	(3)	2.45	3/6/2022

The Company had no other equity incentive plan awards or stock awards outstanding as of December 31, 2012 to its Named Executive Officers.

(1)  Represents an option to purchase 2,400,000 shares of common stock granted on August 20, 2009, subject to vesting in three equal annual installments ending on August 20, 2012. Subject to shareholder approval of the CEO Substitute Remuneration as more fully described in Proposals 7 and 8, this option will be cancelled as to 1,600,000 shares of common stock in exchange for new incentive compensation awards.

(2) Represents an option to purchase 3,000,000 shares of common stock granted on June 27, 2011, subject to vesting in six equal annual installments ending on June 28, 2018. Subject to shareholder approval of the CEO Substitute Remuneration as more fully described in Proposals 7 and 8, this option will be cancelled as to 2,500,000 shares of common stock in exchange for new incentive compensation awards.

(3) Represents an option to purchase 200,000 shares of common stock granted on March 7, 2012, vesting in full on March 6, 2015 pursuant to a stock purchase plan.

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Potential Payments Upon Termination or Change In Control

On June 27, 2011, the Company entered into an employment agreement with Mr. Sodi. Under the terms of the employment agreement, Mr. Sodi is entitled to be paid one year of his then-current salary in the event he voluntarily resigns in connection with a change of control, for health issues related to him or his spouse or if he is removed as the CEO of the Company or his employment agreement is not renewed or extended. If Mr. Sodi’s employment agreement had been terminated as of December 31, 2012, he would have received U.S. $549,133. Under the 2007 Plan and 2010 Plan, Mr. Sodi would have been eligible to exercise vested options as of the date of his termination within the earlier of (i) the three month period following his termination date, or (ii) the expiration of the term of such options.

Other than the Company’s employment agreement with Mr. Sodi, the Company does not maintain any contracts, agreements, plans, or arrangements that provide for payments to the Named Executive Officers at, following, or in connection with any termination of employment, including, without limitation, resignation, severance, retirement, or a constructive termination of a Named Executive Officer, or a change in control of the Company or a change in the Named Executive Officers responsibilities.

DIRECTOR COMPENSATION

YEAR ENDED DECEMBER 31, 2012

The following table provides each element of compensation paid or granted to each non-employee director* for service rendered during the year ended December 31, 2012. The remuneration paid to our non-employee directors since our listing on the NZSX is proposed to be ratified by our shareholders pursuant to Proposal 4.

Name	Fees earned or paid in cash (U.S. $)(1)**	Stock awards (U.S. $)	Option awards (U.S. $)	All other compensation (U.S. $)	Total (U.S. $)
Rick Bettle	$60,000				$60,000
Mark Russell	$60,000				$60,000
David Liptak (2)	—				—
Joseph Carrabino, Jr.(3)	$45,000				$45,000
Mark Weldon	$45,000				$45,000

*Greg B. Petersen was appointed to the Board on April 3, 2013 and, accordingly, is not listed in the above chart regarding Director Compensation.

**The Company has suspended remuneration to the directors of the Board since January 2013 pending approval of our directors’ remuneration for 2013 under Proposal 5.

(1)         The amounts shown represent fees in U.S. dollars. Messrs. Bettle, Russell and Weldon were paid in NZD. Mr. Carrabino was paid in U.S. dollars.

(2)         Mr. Liptak has declined to take any directors’ fees and has never been paid directors’ fees.

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(3)         Mr. Carrabino reinvested a portion of his director fees equal to U.S. $15,000 in purchases of the Company’s common stock pursuant to a stock purchase plan.

In May 2008, the directors voluntarily agreed to a 50% reduction in the annual directors’ fees (an annual reduction from U.S. $60,000 per year per non-employee director, to U.S. $30,000 per year per non-employee director) until the Company’s financial condition improved to enable the payment of the higher fee, which reduction was in effect through December 31, 2011. The Board agreed, effective January 1, 2012, to restore the U.S. $60,000 annual director’s fee for each non-employee director. We do not intend to pay directors’ fees to employee directors or to Mr. Liptak, who has waived directors’ fees. The directors are also entitled to be paid for all reasonable travel, accommodation and other expenses incurred by them in connection with their attendance at board or shareholder meetings, or otherwise in connection with our business. We are seeking shareholder approval for increased non-executive director remuneration for the 2013 and subsequent calendar years as described under Proposal 5.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Since the beginning of our 2012 fiscal year, there has been no transaction, and there is no currently proposed transaction, in which the Company was or is to be a participant in an amount requiring disclosure under the Exchange Act and in which any related person had or will have a direct or indirect material interest that would require disclosure under the Exchange Act.

Procedures for Approval of Related Party Transactions

Pursuant to our Audit and Compliance Committee Charter, our Audit and Compliance Committee reviews and approves any material transaction between the Company and any director or executive officer of the Company (or any person or entity controlled by or controlling such director or executive officer, or in which such director or executive officer has a direct or indirect material financial interest). Prior to approving any such transaction, the Audit and Compliance Committee considers whether such transaction is in the best interests of the Company. If the Audit and Compliance Committee approves the transaction, the Audit and Compliance Committee reviews the public disclosure of such transaction prior to such disclosure.

CHANGE IN ACCOUNTANTS

On April 3, 2013, our Board approved, upon the recommendation of the Audit and Compliance Committee, the appointment of Deloitte & Touche LLP (“Deloitte”) as our new independent U.S. registered public accounting firm.

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As previously disclosed on our Current Report on Form 8-K filed with the SEC on April 4, 2013, our former independent U.S. registered public accounting firm Holtz Rubenstein Reminick LLP (“Holtz”) completed its term of engagement for the fiscal year ended December 31, 2012. Due to the retention of Deloitte, upon completion of Holtz’s term of engagement, Holtz was effectively dismissed on April 3, 2013. The reports of Holtz on our consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2012 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and the interim period from January 1, 2013 to April 3, 2013, there were no disagreements with Holtz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Holtz’s satisfaction, would have caused Holtz to make reference to the subject matter of the disagreement in connection with its report. During the fiscal years ended December 31, 2011 and December 31, 2012, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 3, 2013, we provided Holtz with a copy of the disclosures it made on its Form 8-K and requested Holtz provide a letter addressed to the SEC indicating whether Holtz agrees with such disclosures. A copy of Holtz’s letter, dated April 3, 2013, was attached as Exhibit 16.1 to the Form 8-K relating to the change in independent U.S. registered public accounting firm.

During the two fiscal years ended December 31, 2011 and December 31, 2012 and the interim period from January 1, 2013 to April 3, 2013, neither we, nor anyone on our behalf, consulted Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements.

As previously disclosed in our Annual Report on Form 10-K, the directors of the Company are responsible for preparing and arranging for its financial statements to be audited in accordance with the Financial Reporting Act of 1993 (NZ) (the “Financial Reporting Act”) and the Auditor Regulation Act of 2011 (NZ) (the “Auditor Regulation Act”). The Company prepares its financial statements under U.S. GAAP, which is permitted under the Financial Reporting Act. The Financial Reporting Act and the Auditor Regulation Act require the Company to engage a registered audit firm or licensed auditor to audit the financial statements prepared by the Company. Further, the NZSX Rules require that our financial statements meet these requirements. Holtz was not a registered audit firm in New Zealand for the purposes of The Auditor Regulation Act. As a result, the Company’s financial statements for the year ended December 31, 2012 were not been audited in accordance with the Financial Reporting Act.

Further, Deloitte & Touche LLP is not a registered audit firm in New Zealand for the purposes of the Auditor Regulation Act. It cannot be so registered because it is a limited liability partnership, a type of corporate structure that is prohibited from registering under the Auditor Regulation Act.

The Company will, prior to preparing its financial statements for the year ending December 31, 2013, seek to comply with the requirements of the Financial Reporting Act in all respects and will seek to work with Deloitte and the New Zealand regulatory authorities to find a solution to the requirement of auditor registration under the Auditor Regulation Act. Please see Proposal 5 for more information regarding this issue.

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PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table shows fees billed for audit and other services provided by Holtz, our independent U.S. registered public accounting firm for the fiscal year ended December 31, 2012:

	2012	2011
Holtz Rubenstein Reminick LLP
Audit Fees and Audit Related Fees (1)	$267,235	$130,000
Audit Related Fees	-	-
Tax Fees(2)	$36,841	14,990
All Other Fees (3)	$89,118	5,397
Total Fees*	$393,194	$150,387

*Amounts are shown in U.S. dollars.

(1)         The aggregate fees billed by Holtz for audits and reviews of our consolidated financial statements for the years ended December 31, 2012 and December 31, 2011.

(2)         Tax Fees consist of fees billed for professional services for tax compliance planning for the fiscal years ended December 31, 2012 and December 31, 2011.

(3)         All Other Related Fees are associated with Special Committee work conducted during the audit process, a Section 382 limitation study, a transfer pricing study, and out-of-pocket expenses.

Pre-Approval of Services

The Audit and Compliance Committee selected Holtz to serve through the fiscal year ended December 31, 2012 as the Company’s independent accountants after considering Holtz’s independence and effectiveness. The Audit and Compliance Committee pre-approved all audit and non-audit services performed by Holtz and the fees and other compensation paid to Holtz by reviewing and approving the overall nature and scope of the audit process, reviewing and approval of any requests for non-audit services and receiving and reviewing all reports and recommendations of Holtz. One hundred percent (100%) of the non-audit services provided by Holtz were pre-approved by the Audit and Compliance Committee.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2012 (the “2012 Audited Financial Statements”) with management and Holtz, our independent auditors for the fiscal year ended December 31, 2012. The Audit and Compliance Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, “The Auditors Communications with those Charged with Governance,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which relates to the auditor’s judgment about the quality of the Company’s accounting principles, judgments and estimates, as applied in its financial reporting.

In addition, the Audit and Compliance Committee has received the written disclosures and the letter from the independent auditors required by Rule 3526 “Communication with Audit Committees Concerning Independence” as adopted by the Public Company Accounting Oversight Board, which relates to the auditor’s independence from the Company and its subsidiaries. The Audit and Compliance Committee has considered whether other non-audit services provided by the independent auditors to the Company are compatible with maintaining the auditor’s independence and has discussed with Holtz the independence of the firm.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board that the 2012 Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Audit and Compliance Committee for the fiscal year ended December 31, 2012 of Diligent Board Member Services, Inc.

Mark Russell, Chairman

Rick Bettle

Mark Weldon

Joseph Carrabino, Jr.

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PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board recommends that our shareholders ratify the selection of Deloitte as the independent U.S. registered public accounting firm to audit our financial statements and those of our subsidiaries for the fiscal year ending December 31, 2013. The Audit and Compliance Committee recommended to the Board the selection of Deloitte as our independent U.S. registered public accounting firm for the fiscal year ending December 31, 2013.

As previously disclosed in our Annual Report on Form 10-K, our directors are responsible for preparing and arranging for the Company’s financial statements to be audited in accordance with the Financial Reporting Act and the Auditor Regulation Act. These Acts require us to engage a registered audit firm or licensed auditor to audit our financial statements. Further, the NZSX Rules require that our financial statements meet these requirements. Deloitte & Touche LLP cannot register under the Auditor Regulation Act because it is a limited liability partnership, a type of corporate structure that is prohibited from registering under the current law. Given that the Company prepares its accounts in accordance with U.S. GAAP, we are not aware of an alternative New Zealand based and registered audit firm with the requisite expertise to audit our financial statements and believe that the retention of Deloitte is in the best interest of shareholders.

Because we could not comply with the Financial Reporting Act, given the nature of the current law and the lack of firms that are registered and have the expertise to complete an audit in accordance with U.S. GAAP, we sought exemptions from the Financial Reporting Act and waivers from the NZSX Rules from these provisions with respect to the Company’s 2012 audited financial statements. The FMA, which administers the Financial Reporting Act, declined to provide exemptive relief but notified us that it would take no action in respect of our breach of the Financial Reporting Act in relation to the audit of our 2012 financial statements by an unregistered firm, our former independent U.S. registered public accounting firm, Holtz. Notwithstanding the FMA’s no-action decision, NZSX rejected our waiver application regarding the related NZSX Rules as a matter of policy. This breach of the NZSX Rules, taken together with other historical breaches of the NZSX Rules, could result in the Company being referred to the NZ Markets Disciplinary Tribunal, which can impose penalties, including fines as described in the NZ Markets Disciplinary Tribunal Rules.

The Company believes that there is support, including from the FMA, to change the Auditor Regulation Act to allow non-New Zealand limited liability partnerships to be registered. In the event a change in the law does not occur before the end of fiscal 2013, we intend to apply again to the FMA and the NZSX for exemptive, no-action or waiver relief. There can be no assurance at this time whether the law will be changed or whether the FMA and the NZSX would grant us relief for the 2013 fiscal year.

Given our need to proceed with the retention of an auditor with the requisite expertise in U.S. GAAP for the 2013 fiscal year, we are seeking shareholder ratification of the appointment of Deloitte as our auditor for the fiscal year ended December 31, 2013 despite Deloitte’s current lack of registration under the Auditor Regulation Act. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm. However, the Audit and Compliance Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit and Compliance Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified by our shareholders, the Audit and Compliance Committee, in its discretion, may direct the appointment of a different independent U.S. registered public accounting firm at any time during the year if it determines that such change would be in the best interest of the Company and its shareholders.

Representatives of Deloitte will be present at the Annual Meeting and will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

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PROPOSAL FOUR

RATIFICATION OF OUR PAST BOARD REMUNERATION

The NZSX Rules require the approval by our shareholders of any remuneration paid to directors (in their capacity as directors). This approval can be given in respect of an aggregate amount payable to all directors per annum. The Company disclosed in its prospectus for its offshore offering to members of the public in conjunction with its listing on the NZSX in 2007 that the aggregate remuneration for directors was fixed at U.S. $320,000. This amount was, however, not approved by shareholders following listing and, therefore, ratification by shareholders is sought of the aggregate amounts actually paid to directors during each calendar year since the Company’s initial listing on the NZSX in 2007 as set forth below. Ratification of past board remuneration will not cure this breach of the NZSX Rules and the breach could result in the Company being referred to the NZ Markets Disciplinary Tribunal, which can impose penalties, including fines as described in the NZ Markets Disciplinary Tribunal Rules.

The remuneration paid to directors in 2008 through 2011 is lower than the U.S. $320,000 disclosed in the 2007 prospectus because the directors agreed to a 50% reduction in the annual directors fees during the global financial crisis and in light of the Company’s financial condition at that time. In addition, the size of the Board has fluctuated and in certain years as few as two directors received remuneration.

Calendar Year	Remuneration actually paid to directors in that capacity (Amounts are in U.S. $)
December 31, 2007*	Rick Bettle	46,648
	Eddie Charlton	48,189
	Peter Huljich	46,648
	Mark Russell	46,648
	Guy Saxton	46,126

	Total 2007	234,259

December 31, 2008	Rick Bettle	50,699
	Eddie Charlton	48,507
	Peter Huljich	46,040
	Mark Russell	46,040
	Guy Saxton	46,559

	Total 2008	237,845

December 31, 2009	Rick Bettle	35,000
	Peter Huljich	17,500
	Mark Russell	30,000

	Total 2009	82,500

December 31, 2010	Rick Bettle	30,833
	Mark Russell	30,000

	Total 2010	60,833

December 31, 2011	Rick Bettle	30,000
	Mark Russell	30,000

	Total 2011	60,000

December 31, 2012	Rick Bettle	60,000
	Joe Carrabino	45,000
	Mark Russell	60,000
	Mark Weldon	45,000

	Total 2012	210,000

*Since the Company was listed on the NZSX on December 12, 2007, part of the remuneration shown for calendar year 2007 is for services rendered prior to our listing on the NZSX.

Irrespective of whether Proposal 4 is approved by shareholders, the Company will not have an ability to require repayment of remuneration previously paid to our directors and those payments will not be void under the NZSX Rules.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE COMPANY’S PAST BOARD REMUNERATION SINCE ITS INITIAL LISTING ON THE NZSX IN 2007.

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PROPOSAL FIVE

APPROVAL OF 2013 REMUNERATION

AND SUBSEQUENT CALENDAR YEARS THEREAFTER

We are seeking approval for the total renumeration payable by the Company to our non-executive directors for the 2013 and subsequent calendar years in an amount equal to U.S. $856,000, all or any portion of which may be payable through the issuance of equity securities, subject to compliance with applicable NZSX Rules (the “Aggregate Remuneration”). If the Aggregate Renumeration is approved, our non-executive director remuneration for 2013 will have two components: (a) the Special Committee Remuneration Package described below and (b) the New Remuneration Package described below for non-executive directors for their standard service on the Board and its Committees. In subsequent calendar years, the amount of the Special Committee Remuneration Package will be available for Board or Committee fees generally, as may be determined by the Board.

As noted above, the NZSX Rules require our shareholders to approve the aggregate monetary sum per annum payable to all non-executive directors. Further, express provision is required for remuneration to be payable in part or in whole by the issuance of equity securities in the Company, provided that the issuance occurs in compliance with NZSX Rule 7.3.7.

NZSX Rule 7.3.7 provides that the Company may issue equity securities to a director if:

•	the issuance is made in accordance with a resolution passed under Rule 3.5.1; and

•	the issuance is of a class of equity securities already on issue; and

•	the issuance of equity securities is made after the end of the period (or half period) to which that remuneration relates; and

•	the grant price of the equity securities is equal to the volume weighted average market price of equity securities of that class over the 20 business days before the issuance occurs.

The Company has not paid its non-executive directors any remuneration for the 2013 fiscal year and has suspended the payment of all remuneration to our non-executive directors pending shareholder approval of this Proposal 5.

Details of the Company’s historic remuneration to non-executive directors and the proposed remuneration program for 2013 and the subsequent calendar years thereafter are set out below. The Chairman of the Board, Mr. Liptak, has waived any entitlement to receive remuneration for the services he provides as a director.

Historic Remuneration

The Company’s historic annual remuneration of directors consisted of cash payments only within the U.S. $320,000 cap described in Proposal 4. Due to the global financial crisis, and the financial difficulties experienced by the Company in its early years, the Board approved a voluntary fifty percent reduction in fees during calendar years 2008 through 2011. For each of those years, as shown in the remuneration table presented with Proposal 4, total directors’ fees were less than U.S. $320,000. No increase in remuneration of directors has been proposed since our initial listing on the NZSX in 2007.

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Remuneration for 2013 and Subsequent Calendar Years

Special Committee Remuneration Package

As described above, if shareholders approve the Aggregate Remuneration, the Company will pay a portion of the proposed 2013 director remuneration to the members (Mr. Weldon and Mr. Carrabino) of our Special Committee in recognition of their work on behalf of the Company. On December 24, 2012, the Company disclosed the appointment of a Special Committee of independent directors to examine the Company’s past stock issuances and stock option grants. The Special Committee’s members were not on the Board at the time of the issuance of the grants at issue, were not involved in their issue, and are not the recipients of any option grants. The Special Committee was delegated broad powers to take all such action in respect of the issuances as it deemed necessary and advisable. The Board believes that the members of the Special Committee should be recognized for their service on the Special Committee, which has involved a significant time commitment. The Special Committee’s activities are described in greater detail in Item 9A of our Annual Report on Form 10-K.

In March 2013, the Board engaged Compensia, a third-party remuneration consultant (“Compensia”) to provide a benchmark review of proposed compensation for service on the Special Committee. Compensia conducted a review of the work undertaken by our Special Committee, summarized recent practices in special committee compensation and provided examples of compensation paid to members of special committees. Based in part on Compensia’s study, and with recognition of the substantial time commitment that was required of the members of the Special Committee, the Board, subject to shareholder approval of Proposal 5, has approved a Special Committee remuneration package (the “Special Committee Remuneration Package”) of U.S. $75,000 in cash to each member of our Special Committee.

The Special Committee Remuneration Package was approved by the Board following its review of Compensia’s summary of compensation paid by the following companies that have engaged or have standing compensation arrangements for special purpose committees:

Affiliated Computer Services, Inc.	Dot Hill Systems Corp.	MBIA Inc.
Affymetrix, Inc.	DSW Inc.	Merisel, Inc.
Agilysys, Inc.	Fairpoint Communications, Inc.	Molina Healthcare, Inc.
Amkor Technology, Inc.	Fidelity National Information Services, Inc.	MTS Systems Corporation
AOL Inc.	Frozen Food Express Industries, Inc.	NuHorizon Electronics Corp.
AsiaInfo-Linkage, Inc.	GeoGlobal Resources Inc.	PAR Technology Corporation
Blucora, Inc.	Gramercy Capital Corp.	Progress Software Corporation
Broadcom Corporation	Harbinger Group Inc.	Psychiatric Solutions Corporation
Brocade Communication Systems, Inc.	Iron Mountain Incorporated	Remark Media, Inc.
Brooks Automation, Inc.	Juniper Networks Inc.	Spark Networks, Inc.
Capital Trust, Inc.	Key Tronic Corporation	Spectrum Group International, Inc.
CIFC Corp.	KLA Tencor Corporation	Steinway Musical Instruments, Inc.
Clear Channel Outdoor Holdings, Inc.	Loral Space and Communications Inc.	Tyco International Ltd.
Diebold Incorporated	Martha Stewart Living Omnimedia, Inc.	Wellcare Health Plans, Inc.
Digital Generation, Inc.	Mattersight Corporation	Xplore Technologies Corp.

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Based on the information provided by Compensia and the work undertaken by our Special Committee, the Board determined that the members of the Special Committee should receive compensation consistent with the 75th percentile of the compensation paid by the selected companies listed above. It was noted that the work performed by special purpose committees varies materially based on the circumstances at each individual company and the purpose for which the committee was formed. The Board determined that the level of compensation paid to the members of the Special Committee is appropriate due to several factors, including, among other things:

•	The significant time commitment provided by the members of the Special Committee, involving several hundred hours of service;

•	The benefits to shareholders from the Special Committee’s review of the Company’s compliance and improvements in compliance on a going forward basis;

•	The direct involvement in hiring and managing legal, accounting and compensation advisors, and negotiating the CEO Substitute Remuneration described under Proposals 7 and 8;

•	The relatively small size of the Special Committee, which involved only two directors; and

•	The low current level of board compensation for standard board services versus U.S. peer group medians as described in Compensia’s survey.

Therefore, the Board approved the Special Committee Remuneration Package, subject to shareholder approval of this Proposal 5. The Special Committee Remuneration Package will be paid on the seventh business day following receipt of shareholder approval of the Aggregate Remuneration. If the Aggregate Remuneration is not approved by our shareholders, no amount will be paid to our non-executive directors, including the Special Committee Remuneration Package.

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New Standard Board Remuneration Package

As noted above, if our shareholders approve the Aggregate Remuneration, the Company intends to pay its non-executive directors in accordance with the New Remuneration Package. The New Remuneration Package is described below along with the rationale for the Board’s adoption of this component of the Aggregate Remuneration, subject to shareholder approval of this Proposal 5.

The Nominations Committee reviews and makes recommendations to the Board regarding the form and amount of compensation for our non-employee directors. Directors who are employees of the Company receive no additional compensation for service on the Board. Based on the Nominations Committee’s recommendation, the Board, subject to shareholder approval of this Proposal 5, has approved an increase in the remuneration paid to the Board’s non-employee directors (the “New Remuneration Package”). The New Remuneration Package is intended to ensure that the Company remains competitive with its peer companies and is able to continue to compete for director talent, including in the U.S. market. The New Remuneration Package consists of both a cash component, designed to compensate members for their service on the Board and its Committees, and an equity component designed to align the interests of directors with our shareholders.

In March 2013, the Nominations Committee engaged Compensia to provide a review of market practices in Board compensation. Compensia conducted a review of our existing director remuneration plan and summarized recent trends in director compensation. The Nominations Committee, with the assistance of Compensia, selected the following companies as our peer group for the purpose of developing a board compensation proposal (the “Peer Group”) based on a number of factors, including revenue growth rate, market capitalization, industry and gross profit the following selection criteria:

•	Location: US-based;

•	Ownership: Publicly traded;

•	Industry: Software-as-a-Service and broader Software companies;

•	Market Capitalization: companies with a market capitalization of between approximately $175 million and $1.6 billion, based upon the companies’ stock prices at the time of selection; and

•	Revenue: companies with revenue between approximately $40 million to $160 million, based upon the last four quarters of revenue at the time of selection.

Accelrys, Inc.	Imperva, Inc.
Bazaarvoice, Inc.	Jive Software, Inc.
Brightcove Inc.	LivePerson, Inc.
BroadSoft, Inc.	LogMeIn, Inc.
Carbonite, Inc.	PROS Holdings, Inc.
Cornerstone OnDemand, Inc.	Qualys, Inc.
Demandware, Inc.	Responsys, Inc.
E2open, Inc.	SciQuest, Inc.
eGain Corporation	SPS Commerce, Inc.
Ellie Mae, Inc.	Zix Corporation
Envestnet, Inc.

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Based on the data presented by Compensia, the comparison of our Company’s financial performance and growth versus the performance of the Peer Group, consideration of our historical board compensation practices in light of the need to attract qualified directors in the U.S. market, the workload of our directors given the Company’s need to comply with dual regulatory regimes in the U.S. and New Zealand and in connection with our program to improve internal controls and governance, the Nominations Committee recommended that our directors should have a total compensation package consistent with the median of the Peer Group’s compensation programs. The New Remuneration Package approved by the Board and described in this Proposal 5 would be at the 54th percentile of the Peer Group’s compensation programs.

In addition, the Nominations Committee recommended that our remuneration plan be amended to change the annual remuneration to a mix of cash and equity grants of shares of common stock. The Board believes that the New Remuneration Package is consistent with governance best practices in aligning board remuneration with shareholder value by including a substantial equity component. With a view to seeing that any equity component of directors’ remuneration complies with the NZSX Rules, the Board has resolved to recommend to shareholders that all or part of director remuneration include common stock that will only be issued after the end of each quarter of the calendar year to which Board service relates and the number of shares issued for each period of service will be determined in accordance with the provisions of the NZSX Rules.

The Board believes that including a significant equity compensation component in the New Remuneration Package will align the interests of directors with those of shareholders and better reflects the practice for director remuneration in the U.S. for directors of software and technology companies. The Nominations Committee has also recommended, based on a review of Peer Group practices, that directors who are committee members receive additional cash compensation. Previously, committee members were not paid an additional fee for their work on a committee. Shareholders are being asked to approve the aggregate monetary amount of the New Remuneration Package specified in this Proposal 5.

The Board believes that the proposed New Remuneration Package:

•	reflects market remuneration for comparable companies;

•	is appropriate for a company with the complex legal compliance requirements of the Company and the accompanying responsibilities placed on directors;

•	is appropriate given the rapid multinational growth of the Company and the need to attract director candidates in the U.S. market given the levels of director compensation in the U.S.; and

•	is consistent with the Company’s improved financial performance and share price growth since the Company’s listing on the NZSX.

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Therefore, based on Compensia’s review as well as the other factors described above, the Nominations Committee recommended and the Board approved the following New Remuneration Package for all non-employee directors, effective upon shareholder approval of this Proposal 5 at the Annual Meeting (all retainers are annual amounts paid quarterly):

Position	Fee Amount (Amounts are in U.S. dollars)
General Board Member Retainer	$50,000	*
Audit and Compliance Committee Chair Retainer	$15,000
Compensation Committee Chair Retainer	$10,000
Nominations Committee Chair Retainer	$6,000	*
Audit and Compliance Committee Member Retainer	$7,500
Compensation Committee Member Retainer	$5,000
Nominations Committee Retainer	$3,000
Initial Equity Grant	Annual Equity Grant on a pro rata basis
Annual Equity Grant	$80,000 value (100% shares of common stock)(1)

*David Liptak has waived his fees in connection with his service as a director of the Board and as the Chairman of the Nominations Committee.

(1) Subject to shareholder approval of this Proposal 5, the stock grant for 2013 service will be paid to our non-employee directors, other than Mr. Liptak, in equal installments at the end of each quarter of the calendar year, provided that the grant for the first quarter of 2013 will be made on the seventh business day following shareholder approval of this Proposal 5. The number of shares to be issued will be based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date, and will be pro-rated for any director who served on the Board for less than the full calendar year.

The following table provides the aggregate dollar value that may be provided to the non-executive directors annually under the New Remuneration Package. That amount includes U.S. $150,000 which will be paid to the Special Committee in 2013 and which may, at the Board’s discretion, be paid to non-executive directors in 2014 and subsequent calendar years for service on the Board and/or its Committees in addition to the amounts set out in the table above. The Board may elect to allocate the aggregate compensation amount approved by shareholders in a different manner than reflected above based upon the Company’s needs in subsequent years. For more information related to the New Remuneration Package see, “Equity Compensation Plan Information” under Proposal 6.

New Remuneration Package for 2013 and the Subsequent Calendar Years Thereafter
Name and Position	Dollar Value (U.S. $)	Number of Shares
Non-Executive Director Group	856,000	*

*The number of shares will be equal to a U.S. $80,000 value for each non-executive director based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date, and will be pro-rated for any director who served on the Board for less than the full 2013 fiscal year.

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The NZSX Rules permit the Company, without further approval of shareholders, to increase the total amount of directors’ fees by such amount as is necessary to enable a new non-executive director to receive remuneration not exceeding the average amount paid to each existing non-executive director. In this regard, the current Board size is limited to seven members. Therefore, an amendment to the Certificate of Incorporation would be required increasing the Board size before this rule could be relied on.

The accrued portion of the New Remuneration Package will be paid on the seventh business day following receipt of shareholder approval of the Aggregate Renumeration. If the Aggregate Remuneration is not approved by our shareholders, no amount will be paid to our non-executive directors, including the New Remuneration Package.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE BOARD REMUNERATION AMOUNT FOR 2013 AND THE SUBSEQUENT CALENDAR YEARS THEREAFTER AS SET FORTH IN PROPOSAL FIVE.

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PROPOSAL SIX

approval of the

DILIGENT BOARD MEMBER SERVICES, INC. 2013 INCENTIVE PLAN

On May 3, 2013, our Board adopted the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “Plan”), subject to approval by our shareholders, to replace the Company’s 2007 Stock Option and Incentive Plan (the “2007 Plan”) and the 2010 Stock Option and Incentive Plan (the “2010 Plan” and together with the 2007 Plan, the “Prior Plans”). If approved by our shareholders, an aggregate of 8,500,000 shares of our common stock may be issued pursuant to the Plan to employees, directors and consultants of the Company and its affiliates. If shareholders approve Proposals 7 and 8, relating to the CEO Substitute Remuneration, 4,100,000 of the shares available under the Plan would be utilized in connection with the replacement incentive awards described in Proposals 7 and 8.

Awards under the Plan may be made in the form of stock options (which may constitute incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”), share appreciation rights (“SARs”), restricted shares, restricted share units, performance awards, bonus shares and other awards. In addition, certain awards under the Plan may be denominated or settled in cash, including performance awards.

In addition, our shareholders are being asked to approve the performance goals under the Plan so that certain incentive awards granted under the Plan may qualify as exempt performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which otherwise generally disallows the corporate tax deduction for compensation paid in excess of U.S. $1 million annually to each of the chief executive officer and the other named executive officers of publicly-held companies.

Securities will not be offered to New Zealand resident participants under the Plan unless all applicable New Zealand securities laws have been complied with.

As of May 3, 2013, there were 4,228,334 shares of common stock to be issued upon exercise of outstanding options with a weighted-average exercise price of U.S. $0.71 under the 2007 Plan and 3,550,000 shares of common stock to be issued upon exercise of outstanding options with a weighted-average exercise price of U.S. $1.07 under the 2010 Plan. As of May 3, 2013, 46,664 shares remain available for issuance under the 2007 Plan and 2,550,000 shares remain available for issuance under the 2010 Plan. If shareholders approve this Proposal 6, the Board has resolved to discontinue use of the Prior Plans for future awards, and no shares will be reserved for future issuance under the Prior Plans.

Summary Description of the Plan

A summary of the Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Annex A.

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Administration and Duration. The Plan will be administered by the Board or the Compensation Committee of the Board (the “Committee”). To the extent advisable or otherwise required by applicable law, regulation or rule, it is intended that each member of the Committee shall qualify as (i) a “non-employee director” under Rule 16b-3, (ii) an “outside director” under Section 162(m) of the U.S. Internal Revenue Code (the “Code”) and (iii) an “independent director” under the rules of any national securities exchange on which the common stock of the Company is then listed. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee shall be valid despite such failure to qualify. Subject to the provisions of the Plan, the administrator of the Plan will have authority in its discretion to, among other things, (i) designate participants, (ii) determine the type of awards to be granted to a participant, (iii) determine the number of shares of common stock to be covered by awards, (iv) determine the terms and conditions of any award, (v) interpret and administer the Plan, and (vi) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan. Grants of awards under the Plan to members of the Committee must be approved by the Board. The Committee’s determinations under the Plan shall be final and binding on all persons. Unless terminated earlier by the Board, the Plan will terminate on May 3, 2023.

Limit on Awards under the Plan. The maximum number of shares of common stock which may be issued under the Plan is 8,500,000 shares, all of which may be issued pursuant to ISOs. Shares of common stock subject to an option or SAR that for any reason expires, is cancelled, or is otherwise terminated unexercised as to such shares, and any shares that are forfeited or repurchased by us in respect of any other award, shall again be available under the Plan. The maximum number of shares with respect to which options or SARs may be granted to any one individual under the Plan during any calendar year is limited to 750,000 shares; provided that, (i) for the 2013 calendar year, the maximum number of shares with respect to which options or SARs may be granted to the Chief Executive Officer of the Company (the “CEO”) shall be 1,600,000 shares, and (ii) the maximum number of shares with respect to which options or SARs may be granted to any employee during the calendar year such employee commences employment with the Company or its affiliates shall be 1,000,000. The maximum number of shares with respect to awards under the Plan (other than stock options and SARs) that are intended to be exempt performance-based compensation under Section 162(m) of the Code (“Section 162(m) Awards”) that may be paid to any one individual in respect of any calendar year if the applicable performance goals are attained is 750,000 shares; provided that (i) the maximum number of shares that may be paid to the CEO in respect of Section 162(m) Awards (other than Options and SARs) granted during the 2013 calendar year shall be 2,500,000 shares, and (ii) the maximum number of shares that may be paid to any employee in respect of the calendar year such employee commences employment with the Company or its affiliates if the applicable performance goals are attained is 1,000,000. The maximum cash amount that may be paid pursuant to Section 162(m) Awards (other than Options and SARs) to any one individual in respect of any calendar year if the applicable performance goals are attained is U.S. $1,000,000; provided that the maximum cash amount that may be paid to the CEO in respect of Section 162(m) Awards (other than options and SARs) granted during the 2013 calendar year shall equal the amount determined by multiplying 1,600,000 by the difference between (i) the fair market value of a share on the applicable grant date of such awards, and (ii) U.S. $0.14. The foregoing share limits are subject to adjustment pursuant to the Plan in the event of stock splits, stock dividends and other capital events. The shares of common stock to be delivered pursuant to the Plan may be authorized but unissued shares or treasury shares. The closing price of our common stock as reported by NZSX on May 3, 2013 was U.S. $6.95.

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Eligibility. Awards under the Plan may be granted to employees, directors and consultants of the Company and its affiliates; provided, however, that only employees of the Company or any of its subsidiaries are eligible to be granted ISOs. As of May 3, 2013, approximately 148 employees, as well 6 non-employee directors and 0 consultants will be eligible to participate in the Plan.

Types of Awards. The Committee is authorized to grant stock options, SARs, restricted shares, restricted share units, performance awards, bonus shares and other awards pursuant to the Plan. Awards under the Plan will, in general, be subject to such vesting and other terms and conditions (including, the attainment of performance goals) as the Committee shall determine.

Stock Options. Stock options may be ISOs or NQSOs and will have an exercise price that is not less than 100% of the fair market value of our common stock as of the date of grant or, in the case of ISOs granted to any participant owning more than 10% of the voting power of all classes of shares of the Company or a subsidiary (a “10% holder”), not less than 110% of the fair market value. However, the exercise price of a NQSO may be less than the fair market value as of the date of the grant; provided that such participant is not subject to Section 409A of the Code or the option is either exempt from or compliant with Section 409A of the Code). Each option shall expire no later than the tenth anniversary of its date of grant (or, in the case of ISOs granted to a 10% holder, the fifth anniversary. The method of payment for shares issued upon exercise of an option will be specified in each option agreement. Generally, the Plan permits payment to be made by cash, check, other shares of our common stock (subject to certain limits), outstanding awards, or any combination of the foregoing or by any other lawful consideration approved by the Committee.

Share Appreciation Rights. The Committee may issue SARs either independently or in tandem with options (with SARs granted in tandem with ISOs being granted at the same time as the ISOs). SARs entitle the holder to receive an amount measured by multiplying (i) the amount by which the fair market value of a share of common stock on the date of exercise exceeds the base price specified in the award agreement pertaining to such SAR by (ii) the number of shares of common stock with respect to which the SAR is exercised. Payment of SARs may be made in cash, in shares of common stock with a fair market value equal to the amount of the payment, or a combination thereof, as determined by the Committee. SARs shall be exercisable over an exercise period determined by the Committee, which will not exceed ten years from the date of grant; provided, however, that a tandem SAR shall expire no later than the related option. The base price of SARs (used in calculating appreciation at exercise) will be no less than the fair market value of a share of our common stock on the date of grant.

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Restricted Shares and Restricted Share Units. The Committee may award restricted shares of common stock, which are subject to vesting conditions, transfer restrictions and a risk of forfeiture during a specified restricted period. The Committee may also award restricted share units (“RSUs”), which entitle the recipient thereof to receive a specified number of shares of common stock, an amount in cash equal to the value thereof, or a combination thereof, as determined by the Committee, upon settlement of the RSUs (which, in general, will occur at the end of the restricted period), if the vesting conditions applicable to such RSU award are satisfied. Unless otherwise provided in an award agreement, the recipient of restricted shares will be entitled to vote such shares and to receive all dividends and other distributions paid on such shares (although any share distribution during the restricted period will be subject to the same restrictions as the restricted shares in respect of which such distribution is made). RSUs do not convey voting or dividend rights with respect to the underlying shares of common stock unless and until such shares are issued to the recipient; however, the Committee may award dividend equivalents with respect to the shares of common stock referenced by a RSU award (which dividend equivalent amounts may be credited to a notional bookkeeping account or as additional RSUs and will in general be subject to the same vesting conditions and other restrictions as the RSUs).

Performance Awards. A performance award is a cash denominated award that is subject to the attainment of performance goals determined by the Committee and that is settled in either cash, shares of common stock or a combination of both, as determined by the Committee following the close of the applicable performance period (of not less than six months) if and to the extent the applicable performance goals are satisfied.

Bonus Shares and Other Awards. The Committee may grant fully vested shares of common stock, with or without payment thereof. In addition, the Committee may make other awards, which may consist of an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as determined by the Committee, or an award denominated or payable in cash, including, but not limited to, awards of unrestricted shares delivered on a current or deferred basis or awards made pursuant to sub-plans and/or designed to comply with non-U.S. law.

Section 162(m) Awards and Business Criteria. The grant, exercise, vesting, distribution, payment and/or settlement, as determined by the Committee, of Section 162(m) Awards will be subject to the attainment of one or more pre-established performance goals. Such performance goals shall be established by the Committee in writing (other than options and SARS) and shall be based on one or more of the following business criteria: (a) revenue, (b) earnings per share, (c) net income per share, (d) share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before or after any one or more of: interest, taxes, depreciation or amortization, (k) sales (including, without limitation, new sales or cumulative sales), (l) total shareholder return, (m) total shareholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) customer retention rates, (s) gross margin, (t) revenue growth, (u) information technology services, (v) new product invention or innovation, (w) attainment of development milestones, (x) improvements in productivity or (y) any combination of the foregoing for the performance period. Performance goals may be based upon the attainment of specified levels of performance by the Company, any of its subsidiaries or affiliates, or any combination thereof, on either a consolidated, business unit, departmental or divisional level. In addition, performance goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices). Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code and the regulations thereunder that the applicable performance goals were achieved.

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Corporate Events. Unless otherwise provided in an award agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares receive securities of another corporation and/or other property, including cash, (iii) a change in control or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion:

a)	provide for the continuation, assumption or substitution of awards in connection with such Corporate Event, in which case, such awards shall be subject to adjustment pursuant the Plan;

b)	accelerate the vesting of any or all awards, subject to the consummation of such Corporate Event; or

c)	cancel any or all vested and/or unvested awards as of the consummation of such Corporate Event, and provide that holders of the cancelled awards will receive a cancellation payment in respect of cancellation of their awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of options and SARs shall only be entitled to consideration in respect of cancellation of such awards if the per share consideration less the applicable exercise price or base price is greater than zero and (2) with respect to performance-based awards, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any award that is subject to Section 409A of the Code may only be accelerated pursuant to this provision or to the extent permitted by U.S. Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee (or any successor thereto), in the form of such other consideration necessary for a holder of an award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the award at such time (less any applicable exercise price or base price).

Non-Transferability. In general, awards are not transferable, except by will or the laws of descent and distribution, and during a participant’s lifetime options and SARs are only exercisable by the participant.

Compensation Clawback. Any incentive-based compensation otherwise payable or paid to a participant (including a former participant) pursuant to the Plan shall be forfeited and/or repaid to the Company as may be required by applicable law, stock exchange listing conditions or regulatory requirements or any Company clawback policy in effect from time to time.

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Amendment and Termination of the Plan. Our Board may amend, alter, suspend, discontinue, or terminate the Plan in whole or in part without the consent of any shareholder, participant, other holder or beneficiary of an award, or other person, except that no such amendment shall be made without shareholder approval to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the shares of common stock are listed.

Limited Participation by New Zealand Residents. New Zealand resident participants will only be granted awards which are common stock or, in entirety, interests in or rights to common stock.

Prohibition on Repricing of Options and SARs. Options and SARs granted under the Plan may not be repriced without shareholder approval and then only if permitted by the NZSX Rules.

Compliance with New Zealand Listing Rules. For so long as the Company is subject to the NZSX Rules of the main board equity market operated by NZX Limited (the “NZSX Rules”), notwithstanding any other provision of the Plan, (i) awards to non-employee directors must be approved by the Board, and the recipients of such awards shall be disqualified from voting on such grants; (ii) the exercise price per share purchaseable under an option shall not be less than eighty-five percent (85%) of the Average Market Price (as that term is defined in NZSX Rule 8.1.3(c)) on the date of grant; and (iii) where payment upon the exercise of a SAR is made by the issue of shares, the issue price per share shall not be less than eighty-five percent (85%) of the Average Market Price on the date of issue of the shares.

With the exception of the CEO’s Substitute Remuneration (see Proposals 7 and 8), the shareholders are not being asked to approve any specific award(s) that may be made under the Plan in the future. The granting of those awards under the Plan and the allotment of common stock pursuant to an award to employees of the Company will be made pursuant to either NZSX Rule 7.3.6 or shareholder approval will be sought under NZSX Rule 7.3.1(a). Rule 7.3.6 imposes a rolling cap on the maximum number of equity securities that may be issued under the Plan to, broadly, 3% of the Company’s equity securities 12 months preceding the granting of the relevant award or allotment. Any award or allotment made to a Director (or any of their associated persons) under NZSX Rule 7.3.6 must also comply with NZSX Rule 7.3.9, which requires that their participation is determined by criteria applying to employees of the Company generally.

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2012, certain information related to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights (U.S. $)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders (1)	8,028,334	0.86	2,596,664

Equity compensation plans not approved by security holders	0	0	0

Total:	8,028,334	0.86	2,596,664

(1) On November 30, 2007, the shareholders of Diligent approved the 2007 Plan to offer incentive stock options, non-qualified stock options and restricted shares of common stock to employees, directors and consultants of the Company. The 2007 Plan is administered by the Board or a committee of the Board and provides for the grant of up to 10,000,000 shares of common stock. As of December 31, 2012, 46,664 shares remained available for issuance under the 2007 Plan.

On June 8, 2010, the shareholders of Diligent adopted the 2010 Plan to offer up to 5,000,000 shares of common stock as incentive stock options and non-qualified stock options to employees, directors and consultants of the Company. On April 17, 2012, the shareholders approved an increase of 2,500,000 shares of common stock in the shares available for grant under the 2010 Plan.   The 2010 Plan is administered by the Board or a committee of the Board and provides for a grant of up to 7,500,000 shares of common stock.  As of December 31, 2012, 2,550,000 shares remain available for issuance under the 2010 Plan.

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Although the 2007 Plan and the 2010 Plan were each approved by shareholders they were not approved in the terms required for shareholder approval under NZSX Rule 7.3.1(a). In addition, some awards exceeded the 3% cap set out in NZSX Rule 7.3.6. Accordingly, some of the awards given under the 2007 Plan and 2010 Plan exceeded the restrictions on the issue of equity securities under the NZSX Rules. Although the restrictions were exceeded, the validity of the relevant equity securities is not affected by reason only of the breach of the NZSX Rules. Separately, steps are being taken to validate securities issued in breach of the Securities Act 1978 (NZ) by way of seeking validation in the New Zealand courts.

U.S. Federal Income Tax Consequences

The following is a brief, general summary of certain U.S. federal income tax consequences applicable to awards based on current federal income tax laws, regulations (including proposed regulations), and judicial and administrative interpretations.

Incentive Stock Options. In general, an ISO results in no taxable income to the optionee or deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired upon exercise of the ISO over the exercise price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the exercise price (or, if less, the excess of the amount realized upon disposition over the exercise price). The excess, if any, of the sale price over the fair market value on the date of exercise will be short-term capital gain. In such case, the Company will generally be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation.

Nonqualified Stock Options. An optionee is not subject to income tax upon the grant of an NQSO. Upon exercise of an NQSO, however, he or she generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares transferred to him or her over the exercise price for the shares, with such fair market value generally determined on the date the shares are transferred pursuant to the exercise. The Company normally will be entitled to a deduction equal to the amount of ordinary income recognized by the individual in the year the income is recognized.

Share Appreciation Rights. In general, an individual will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash and the fair market value of our common stock or other property that he or she receives as a result of the exercise. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the individual in the same taxable year in which the income is recognized.

Restricted Shares. In general, an individual is not subject to income tax upon the grant of restricted shares. In the year that the restricted shares are no longer subject to a substantial risk of forfeiture, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock transferred to him or her, generally determined on the date the restricted shares are no longer subject to a substantial risk of forfeiture, less the purchase price paid for such shares (if any) and the Company will in general receive a corresponding federal income tax deduction. If the restricted shares are forfeited, the individual will recognize no income. An individual may, however, elect under Section 83(b) of the Code to recognize the fair market value of our common stock as ordinary income at the time of grant of the restricted shares (which election must be made within thirty days of transfer), less any purchase price, in which case the Company will generally receive a corresponding deduction in such year. If the individual so elects, (i) he or she will not otherwise be subject to ordinary income tax in the year that the restricted shares are no longer subject to a substantial risk of forfeiture, and (ii) if the restricted shares are subsequently forfeited, he or she will be allowed no deduction for the forfeiture.

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Restricted Share Units. An individual generally is not subject to income tax upon the grant of an RSU, nor does the grant of an RSU result in a deduction for the Company. In the year that the RSU is paid in shares of our common stock, cash or a combination thereof, the individual will in general recognize ordinary income in an amount equal to the fair market value of the shares of our common stock issued and the amount of cash received and the Company will in general receive a corresponding deduction.

Performance Awards; Stock Bonuses and Other Awards. The taxation of individuals who receive performance awards, stock bonuses and other awards will depend on the form and terms and conditions of the award but, in general, will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards. The Company normally will be entitled to a deduction at the time when, and in the amount that, the individual recognizes ordinary income.

Section 409A of the Code. Depending on the terms of a grant of RSUs, performance awards, other stock-based awards, and other awards, the award may be treated as deferred compensation subject to the rules under Section 409A of the Code. In that case, and if the award fails to satisfy applicable requirements under such rules, an individual may be subject to early income recognition and additional taxes and interest.

Section 162(m) of the Code. Section 162(m) of the Code places an annual U.S. $1 million per person limit on the deductibility of compensation paid by us to certain executives. The limit, however, does not apply to “qualified performance-based compensation.” We believe that awards of options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit. Other awards, such as restricted shares and RSUs, if not subject to an achievement of performance goals based on the Section 162(m) business criteria disclosed above, may not be deductible by the Company under Section 162(m) of the Code, depending on the circumstances of the individual in the year the award becomes subject to federal income tax.

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules, and (ii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may not be deductible by the Company.

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Future Grants. Upon shareholder approval of the Plan, and subject to shareholder approval of Proposals 7 and 8, the Company has agreed to issue to Alessandro Sodi, the Company’s CEO, (i) an option to purchase 1,600,000 shares of the Company’s Common Stock having an exercise price equal to the Company’s closing price per share expressed in U.S. dollars on the last trading day on the NZSX immediately prior to the grant date (the “Exercise Price”), (ii) a performance cash award with a value denominated in U.S. dollars of up to 1,600,000 multiplied by the excess of the Exercise Price over U.S. $0.14, contingent on the Company achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014, (iii) performance share units for 2,250,000 shares of common stock, contingent on the Company achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014, and (iv) performance share units for up to 250,000 shares of common stock, contingent on the Company achieving either at least 15% fully diluted EPS growth or 15% total shareholder return (TSR) growth in four one-year measurement periods beginning April 1, 2013. (See “Proposals 7 and 8 – Approval of the Substitute Remuneration Package of Our CEO and Approval of the CEO Substitute Remuneration Package as a Related Party Transaction under the NZSX Rules on page 56 and 62).

In addition, if shareholders approve Proposal 5, the Board intends to grant to our non-employee directors, other than Mr. Liptak, a grant of stock with a value of U.S. $80,000 in equal installments at the end of each quarter of the 2013 calendar year in respect of Board service for 2013, provided that the grant of stock for the first quarter of 2013 shall be made on the seventh business day following shareholder approval of Proposal 5. The number of shares to be issued will be based on the volume weighted average trading price of our common stock on our primary trading market for the 20 trading days immediately prior to such date, and will be pro-rated for any director who served on the Board for less than the full 2013 fiscal year. The Board has also approved certain awards to Mr. Blandino, subject to shareholder approval of Proposal 5, specifically (i) the grant of an option to purchase 260,000 shares of the Company’s common stock, and (ii) the grant of 110,000 restricted share units. The exercise price of the option to purchase shares of common stock was set at U.S. $6.11 per share, based on the closing price for the Company’s common stock on the New Zealand Stock Exchange on May 15, 2013.

Because subsequent awards that will be made to the executive officers and directors pursuant to the Plan are within the discretion of the Board or the Committee, it is not possible to determine the benefits that will be received by executive officers and directors if the Plan is approved by the shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE DILIGENT BOARD MEMBER SERVICES, INC. 2013 INCENTIVE PLAN.

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PROPOSAL SEVEN

APPROVAL OF THE CEO SUBSTITUTE REMUNERATION PACKAGE

Background of Replacement Grant Agreement

On December 24, 2012, the Company disclosed the appointment of a Special Committee to conduct an independent investigation to review certain stock and stock option grants that may not have been issued in compliance with the relevant stock option and incentive plans. On January 18, 2013, we announced that the Special Committee found that three option awards, including two awards to our CEO, Alessandro Sodi, appeared to have exceeded applicable plan caps on the number of shares covered by an award that may be issued to a single recipient in a particular year. On the recommendation of the Special Committee, the Company announced that the option awards that exceeded the caps would be cancelled and that the Special Committee would work with the executives affected by those cancellations to develop appropriate alternative compensation packages.

The Special Committee was delegated broad powers to take all such action in respect of the affected stock option grants as it deemed necessary and advisable, including negotiating the terms of any substitute remuneration in respect of awards to be cancelled. The terms of the CEO Substitute Remuneration Package were negotiated by the Special Committee and recommended to the Board by the Special Committee. As previously announced, the Special Committee recommended and the Board approved a binding term sheet on April 12, 2013 providing for the CEO Substitute Remuneration and the cancellation of the affected portion of the prior equity awards held by Mr. Sodi. On May 3, 2013, in order to effectuate the substitute incentive compensation provided for in the term sheet, subject to shareholder approval, Mr. Sodi and the Company entered into a definitive Replacement Grant Agreement and certain ancillary award agreements related thereto.

The Special Committee developed the CEO Substitute Remuneration with the principal goals that the substitute incentive compensation should:

•	be in alignment with shareholder financial and share price performance objectives;

•	provide Mr. Sodi comparable value for cancelled shares, which were determined by the Board to be reasonable compensation at the time granted and were an important incentive component of Mr. Sodi’s compensation package;

•	provide the Company favorable tax treatment for new incentive compensation awards;

•	incorporate performance criteria consistent with market practice;

•	minimize the Company’s expenses, in particular up-front expenses; and

•	provide retention incentives through long-term vesting.

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The Special Committee engaged a third party compensation consultant, James F. Reda & Associates (“Reda”) to provide guidance to the Special Committee in designing the CEO Substitute Remuneration. Based on consultations with Reda, and negotiations with Mr. Sodi and his legal advisors, the CEO Substitute Remuneration was agreed taking into account, among other things:

•	The effect of the CEO Substitute Remuneration on Mr. Sodi’s after tax income compared to the canceled stock options;

•	The fact that Mr. Sodi’s 2009 award for 2,400,000 shares, to be cancelled in respect of 1,600,000 shares, was fully vested, and that Mr. Sodi’s 2011 award for 3,000,000 shares, to be cancelled in respect of 2,500,000 shares, was not vested;

•	The number of shares potentially issuable pursuant to new incentive awards will be equal to the number of shares canceled, thereby causing no net effect on shareholder dilution;

•	All replacement grants are expected to be tax deductible to the Company upon vesting and exercise (less than 50% of the original grants would have been tax deductible);

•	The performance period for the replacement awards commences on July 1, 2013, other than the award of performance share units for up to 250,000 common shares for which the performance period commences on April 1, 2013, subject, in each case, to shareholder approval of the 2013 Plan;

•	The potential for a future tax benefit associated with the new grants that will be made under the CEO Substitute Remuneration for significant stock price increases; and

•	The grants under the CEO Substitute Remuneration are 100% performance based and are subject to a time vesting performance period, while the cancelled awards were subject only to time-vesting.

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Replacement Grant Agreement

The material terms of the Replacement Grant Agreement are summarized in the chart below.

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Under the terms of the Replacement Grant Agreement, Mr. Sodi’s fully vested option to purchase 2,400,000 shares of the Company’s common stock for an exercise price of U.S. $0.14 per share will be cancelled to the extent it is in excess of the applicable plan cap, consisting of 1,600,000 of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi will receive:

•	An option to purchase 1,600,000 shares of common stock having an exercise price equal to the Company’s closing price per share expressed in U.S. dollars on the last trading day on the NZSX immediately prior to the grant date (the “Exercise Price”). The grant date is expected to occur on or shortly after the date of the Annual Meeting (the “Grant Date”), assuming shareholder approval of Proposals 7 and 8. The option will vest on December 31, 2013, subject to Mr. Sodi’s continued employment with the Company on that date, and will have a term of ten years from the Grant Date.

•	A performance cash award with a value denominated in U.S. dollars of up to 1,600,000 multiplied by the excess of the Exercise Price over U.S. $0.14. Based on the U.S. dollar equivalent of the Company’s per share price on the NZSX on May 3, 2013, NZ $6.95, the performance cash award would be U.S. $9,264,000. The actual amount of the cash award will depend on the actual Exercise Price as determined on the Grant Date, and could be more or less than the amount estimated above. Mr. Sodi’s right to receive such cash award is contingent on the Company achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014. Any cash award, once earned, will be paid in three equal annual installments in 2014, 2015 and 2016, or, if earlier, on a change in control of the Company or Mr. Sodi’s separation from service. Any payment due on any installment date will be proportionally reduced if the sum of the Company’s stock price plus dividends falls below 75% of the Exercise Price.

In addition, Mr. Sodi holds an option to purchase 3,000,000 shares of the Company’s common stock for an exercise price of U.S. $0.82 per share, which remains subject to vesting. Under the terms of the Replacement Grant Agreement, the Company will cancel the portion of such option in excess of the applicable plan cap, consisting of 2,500,000 of such shares. In exchange for the cancellation of the relevant portion of the award, Mr. Sodi will receive:

•	Performance share units for 2,250,000 shares of common stock contingent on the Company achieving revenue growth of at least 7% during the twelve month period ended June 30, 2014. For purposes of clarification, performance share units in this context are units of common stock issued to Mr. Sodi upon satisfaction of the performance criteria outlined herein. Once earned, the award will vest in four equal installments based on continued employment, commencing June 30, 2015, with full vesting occurring on June 30, 2018. The delivery dates for the vested performance shares will be 50% in 2018 and 50% in 2019 or, if earlier, on a change in control of the Company or Mr. Sodi’s separation from service.

•	Performance share units for up to 250,000 shares of common stock contingent on the Company achieving either at least 15% fully diluted EPS growth (adjusted to exclude stock-based compensation expense and extraordinary items) or 15% total shareholder return (“TSR”) growth in four one-year measurement periods beginning April 1, 2013. TSR growth will be measured based on the Company’s stock price performance during the 20 trading days prior to the relevant measurement date. Performance share units for 62,500 shares of common stock will be earned in each year for which the applicable target is met, with the additional opportunity to earn such shares at the end of the four year performance period if the cumulative fully diluted EPS growth or TSR growth meet the cumulative performance target. The delivery dates for the vested performance shares will be in 2018 or, if earlier, on a change in control of the Company or Mr. Sodi’s separation from service.

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Assuming the performance targets described above are met, the maximum number of shares of common stock that Mr. Sodi can earn pursuant to the performance share units per year is set out below:

Vesting Date	Maximum number of common shares	Delivery Date
March 31, 2014	62,500	February 15, 2018
March 31, 2015	62,500	February 15, 2018
June 30, 2015	562,500	50% on February 15, 2018 50% on February 15, 2019
March 31, 2016	62,500	February 15, 2018
June 30, 2016	562,500	50% on February 15, 2018 50% on February 15, 2019
March 31, 2017	62,500	February 15, 2018
June 30, 2017	562,500	February 15, 2018
June 30, 2018	562,500	February 15, 2019
Total	2,500,000

The vesting of the options, performance cash award and performance share units described above will be subject to acceleration provisions in the event of a change in control of the Company, upon death or disability, or if Mr. Sodi is terminated without cause or resigns for good reason. If a change in control of the Company occurs prior to the determination of whether the performance conditions are satisfied, all of the performance cash will vest and be paid and up to all of the performance share units will vest and be delivered immediately prior to the change in control (the vesting of certain units may depend on the price obtained in a change in control). If all of the performance conditions are satisfied and there is a change of control after the date of this determination, all of the remaining performance cash will be paid and up to all of the remaining performance share units will be delivered immediately prior to the change in control.

If Mr. Sodi dies or becomes disabled prior to the determination of whether the performance conditions are satisfied for the performance cash, if the performance conditions are subsequently satisfied, all of the performance cash will vest and be paid on the date of determination that the conditions are satisfied. If Mr. Sodi dies or becomes disabled prior to the time of determination of whether the performance conditions are satisfied for the performance shares, the remaining performance share units will vest and be delivered at the time of Mr. Sodi’s death or disability. If all of the performance conditions are satisfied and Mr. Sodi dies or becomes disabled after the date of this determination, all of the remaining performance cash will be paid and all of the remaining performance share units will vest and be delivered at the time of Mr. Sodi’s death or disability.

If the Company terminates Mr. Sodi’s employment without cause or he resigns for good reason prior to July 1, 2014, if the performance conditions for the performance cash are subsequently satisfied, all of the performance cash will vest and be paid on the date of determination that the conditions are satisfied. If the Company terminates Mr. Sodi’s employment without cause or he resigns for good reason prior to the respective final service vesting dates for the performance shares, if the performance conditions are satisfied, a prorated portion of the performance share units will vest and be delivered at the time of this determination or at the time of separation from service.

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The following table provides the aggregate dollar value that will be provided to Mr. Sodi under the CEO Substitute Remuneration. For more information related to the CEO Substitute Remuneration see, “Equity Compensation Plan Information” under Proposal 6.

CEO Substitute Remuneration
Name and Position	Dollar Value (U.S. $)	Number of Units
Alessandro Sodi Director, CEO and President	29,117,640	4,100,000

As described above, Mr. Sodi’s existing option awards, with an accounting value of approximately U.S. $22,389,000, will be cancelled in exchange for the CEO Substitute Remuneration. The CEO Substitute Remuneration has an accounting value of U.S. $29,117,640. The Company believes the CEO Substitute Remuneration is more tax efficient than the cancelled stock option awards in that the replacement grants are expected to be tax deductible to the Company upon vesting and exercise whereas less than fifty percent of the cancelled stock option awards would have been tax deductible to the Company. Based on the Company’s review of the projected financial and tax impact of the CEO Substitute Remuneration:

•	If the CEO Substitute Remuneration is approved by the Company’s shareholders, the Company will incur additional compensation expense related to the replacement awards. For example, based on the closing trading price of the Company’s common stock on the NZSX on May 3, 2013, of NZ $6.95, the Company estimates that the cumulative amount of such compensation expense would be approximately U.S. $6.7 million, for a cumulative EPS impact of approximately U.S. $0.08 per share or U.S. $0.05 per share on a fully diluted basis, based on the weighted average basic and fully diluted shares outstanding at March 31, 2013. The cumulative expense will be recognized over the duration of the five year service period for the awards, based on the value of the awards vesting in each year. The Company cannot determine the compensation expense with certainty because the actual amount of compensation expense will be determined with reference to the trading price of the Company’s common stock at the grant date of the awards, and, therefore, may differ materially from the amounts set forth above.

•	The Company has further estimated the after tax EPS impact of the CEO Substitute Remuneration, assuming that such remuneration qualifies for the performance based compensation exemption to the deduction limitation under Section 162(m) of the U.S. Internal Revenue Code, which the CEO Substitute Remuneration has been designed to comply with, and is otherwise deductible by the Company. Assuming that all incentive compensation is earned and that the Company’s common shares trade at NZ $6.95 over the applicable service period for the awards, the Company estimates that the cumulative after tax expense will be approximately U.S. $4.0 million, for a cumulative EPS impact of approximately U.S. $0.05 per share or U.S. $0.03 per share on a fully diluted basis based on the weighted average basic and fully diluted shares outstanding at March 31, 2013. The Company cannot determine the actual EPS impact with certainty because the actual net of tax EPS impact of the CEO Substitute Remuneration will be determined with reference to the trading price of the Company’s common stock at the grant date of the awards and the Company’s tax position and tax rates at the time such expense is recognized, and, therefore, may differ materially from the estimated amounts set forth above.

•	In addition, the Company estimates that the total cash tax savings in connection with the CEO Substitute Remuneration, as compared to the cancelled stock option awards, will be approximately U.S. $9.0 to $13.5 million over the five year performance period (assuming that the Company’s common share price remains at least at NZ $6.95 per share over the five year service period or alternatively grows by up to 15% per year). Such estimate is based on the assumptions that the Company’s share price on the grant date is equal to NZ $6.95, that all incentive compensation is earned and is fully deductible by the Company and that the related options are not exercised by Mr. Sodi prior to 2018. The actual cash tax savings realized by the Company, if any, may differ materially from the estimated amounts set forth above.

The NZSX Rules provide various ways for listed companies to issue further shares. One such way is to obtain shareholder approval of the precise terms and conditions of the specific proposal to issue shares. The Company is seeking shareholder approval of the issuance of the foregoing awards to Mr. Sodi, specifically, approval of the issuance of:

•	1,600,000 options in respect of shares of common stock in the Company with an exercise price equal to the U.S. dollar equivalent closing price on NZSX the day before the Grant Date; and

•	Up to 2,500,000 shares of common stock to Mr. Sodi as specified above.

Mr. Sodi and his associated persons cannot vote in favor of Proposal 7.

The NZSX Rules place a three year time period within which the issuance of shares approved by shareholders must be completed. All the shares that the Company may be required to issue to Mr. Sodi further to the performance share units will fall outside the three year period. To address this delayed vesting the Company received a waiver from the NZSX which allows the Company to allot new common stock to Mr. Sodi after the three year time period if the relevant performance hurdles are satisfied.

If shareholder approval of Proposals 7 and 8 is not obtained, the Company will not be able to provide the CEO Substitute Remuneration to Mr. Sodi. Pursuant to the terms of the agreement entered into by Mr. Sodi and the Company with respect to the cancellation and substitution of his incentive compensation awards, such agreement will become null and void if the substitute awards are not issued to Mr. Sodi by August 30, 2013. In such event, the settlement with Mr. Sodi will become null and void and each party will retain their rights. If the CEO Substitute Remuneration is not approved, we may face contingent liabilities based on a claim by Mr. Sodi and could face the risk of loss of our CEO, which may have a material adverse impact on our business.

This summary of the CEO Substitute Remuneration is qualified in its entirety by reference to the full text of the definitive agreements comprising the CEO Substitute Remuneration, copies of which are attached hereto as Annex B.

THE BOARD, EXCLUDING MR. SODI, RECOMMENDS A VOTE “FOR” APPROVAL OF THE CEO SUBSTITUTE REMUNERATION.

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PROPOSAL EIGHT

APPROVAL OF THE CEO SUBSTITUTE REMUNERATION AS A RELATED PARTY TRANSACTION UNDER THE NZSX RULES

The NZSX Rules require shareholders to approve any transaction where the Company acquires services where the actual gross cost of such services is likely to exceed 1% of the Company’s average market capitalization in any calendar year. The CEO Substitute Remuneration is likely to exceed this limit and therefore shareholder approval is being sought for it.

The NZSX Rules require that an independent appraisal report is prepared to assess whether the consideration and the terms and conditions of the CEO Substitute Remuneration are fair to the holders of common stock (other than Mr. Sodi) and the holders of Series A Preferred Stock and to state the grounds for that opinion. In April 2013, the Board (excluding Mr. Sodi) engaged Simmons Corporate Finance (“Simmons”) to prepare the appraisal report. Simmons has been approved by NZSX to conduct this appraisal. They have concluded that the CEO Substitute Remuneration is fair to the shareholders of the Company (not taking into account Mr. Sodi). The appraisal report is attached to this proxy statement as Annex C.

Mr. Sodi and his associated persons cannot vote in favor of Proposal 8.

THE BOARD, EXCLUDING MR. SODI, RECOMMENDS A VOTE “FOR” APPROVAL OF THE CEO SUBSTITUTE REMUNERATION AS A RELATED PARTY TRANSACTION UNDER THE NZSX RULES.

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OTHER BUSINESS AT THE MEETING

A proxy confers discretionary authority with respect to the voting of shares represented by the proxy regarding any other business that properly may come before the meeting as to which the Company did not have notice prior to the date this proxy statement was printed.  The Board is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this proxy statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board will vote on such matters in their discretion in accordance with their best judgment and consistently with the NZSX Rules.

ANNUAL REPORT

A copy of our Annual Report is being furnished to shareholders concurrently herewith unless you have previously elected to obtain copies of our Annual Report electronically. If you have so elected, you can obtain copies of our Annual Report, our committee charters, and our code of conduct, all without charge, by writing West 37th St., 8th Floor, New York, New York 10018, Attention: Secretary. You can also access our Annual Report and our committee charters on our website at www.boardbooks.com.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

In order to include information with respect to a shareholder proposal in the Company’s proxy statement and related form of proxy for a shareholder’s meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

Proposals that shareholders wish to include in our proxy statement and form of proxy for presentation at our 2014 annual meeting of shareholders must be received by us 120 days in advance of the date of the anniversary of the 2013 annual meeting of shareholders at 39 West 37th St., 8th Floor, New York, New York 10018, Attention: Secretary unless the date of the annual meeting is changed by more than 30 days from the date of the anniversary of the 2013 annual meeting of shareholders. Any shareholder proposal submitted for inclusion must be eligible for inclusion in our proxy statement in accordance with the rules and regulations promulgated by the SEC.

With respect to proposals submitted by a shareholder other than for inclusion in our proxy statement and related form of proxy for our 2014 annual meeting of shareholders, timely notice of any shareholder proposal must be received by us in accordance with our Bylaws and our rules and regulations no later than 90 days in advance of the date of the annual meeting at 39 West 37th St., 8th Floor, New York, New York 10018, Attention: Secretary. Any proxies solicited by the Board for the 2014 annual meeting of shareholders may confer discretionary authority, consistent with the NZSX Rules, to vote on any proposals notice of which is not timely received.

In order to include information with respect to a shareholder proposal in our proxy statement and form of proxy for shareholders’ meeting, shareholders must provide notice as required by the regulations promulgated under the Exchange Act.

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The notice shall set forth as to each matter the shareholder proposes:

•	the name and address of the shareholder;

•	a representation that the shareholder is a record holder of the Company’s securities;

•	a brief description of the proposed business to be brought at the annual meeting;

•	the text of the proposed business to be brought before the shareholders for consideration at the annual meeting (including but not limited to the text of any resolutions to be brought before all the shareholders for consideration at the annual meeting, or the language of any proposed amendments to the Bylaws of the Company);

•	in the case of a director nominee, the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the nominee;

•	a description of any material interest that the shareholder of record has in connection with the nominee; and

•	a brief statement of the reason or reasons why the shareholder of record intends to nominate such nominee as a director.

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It is important that your proxy be returned promptly. The proxy may be revoked at any time by you before it is exercised. If you attend the Annual Meeting in person, you may withdraw your proxy and vote your shares. However, if you are a beneficial owner of your shares, you will need proof of ownership to be admitted at the Annual Meeting.

By Order of the Board of Directors,

Alessandro Sodi
President and Chief Executive Officer

New York, New York

June 4, 2013

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Form of Proxy Card

63

ANNUAL MEETING OF SHAREHOLDERS PROXY FORM / ADMISSION CARD

The Annual Meeting of Shareholders of Diligent Board Member Services, Inc. will be held at the Pullman Hotel, Corner of Princes and Waterloo Quadrant, Auckland, New Zealand, at 11.00 am on 25 June 2013 (New Zealand local time).

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FORM / ADMISSION CARD If you propose to ATTEND the annual meeting, please bring this Proxy Form / Admission Card intact to the annual meeting as the barcode is required for registration at the meeting.

PROXY FORM (FOR USE IF YOU ARE UNABLE TO ATTEND THE MEETING)

If you DO NOT propose to ATTEND the annual meeting please complete and sign the Proxy Form and Voting Instructions below (keep intact), and lodge it, to be received by Diligent Board Member Services, Inc.’s (the Company) share registry, Link Market Services, no later than 11:00 am on 23 June 2013 (New Zealand time) for holders residing in New Zealand and countries other than the USA. Holders residing in the USA need to lodge their proxies with the Corporate Secretary or with Link Market Services no later than 11:00 am on 23 June 2013 (New Zealand time) being no later than 7:00 pm 22 June 2013 (Eastern Standard Time). Proxies need to be lodged as per the instructions on the reverse of this form.

You can also appoint your proxy and vote on the resolutions below online, as per the instructions on the reverse of this proxy form. David Liptak, the Chairman of the Board of Directors is willing to act as proxy for any shareholder who wishes to appoint him for that purpose, and if so appointed, will have full power of substitution and resubstitution, and will be authorized to vote all shares of common stock to which the undersigned is entitled to vote at the 2013 Annual Meeting of Shareholders of the Company. To do so, please check the box with tick. If you would care to appoint another person, please insert their name and address in the boxes below. I/We being a shareholder(s) of Diligent Board Member Services, Inc.

Hereby appoint	(Tick)

Or		Of
	(full name of proxy)		(full address)
as my/our proxy to vote for me/us on my/our behalf at the Annual Meeting of the Company to be held at 11:00 am on 25 June 2013 (New Zealand time) and at any adjournment of that meeting. Any proxy holder other than the CEO of the Company or the Chairman of the Board must attend the Company’s Annual Meeting in New Zealand.

VOTING INSTRUCTIONS

This form is to be used to vote as follows on the following resolutions:		Tick (✓) in box to vote
Resolutions:		For	Against	Abstain	Discretion
1 a.	To elect Rick Bettle to the Board of Directors.	☐	☐	☐	☐
1 b.	To elect Greg B Petersen to the Board of Directors.	☐	☐	☐	☐
2.	Ratification of Mark Weldon’s appointment as a Class II Director.	☐	☐	☐	☐
3.	Ratification of the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐	☐
4.	Ratification of Board remuneration paid since the Company listed on the NZSX.	☐	☐	☐	☐
5.	Approval of remuneration payable by the Company to the Board for fiscal 2013 and subsequent calendar years.	☐	☐	☐	☐
6.	Approval of the Company’s 2013 Incentive Plan.	☐	☐	☐	☐
7.	Conditional on approval of resolutions 6 and 8, issuance of options and shares as part of the CEO substitute remuneration.	☐	☐	☐	☐
8.	Conditional on approval of resolutions 6 and 7, approval of the CEO substitute remuneration as a related party transaction under the NZSX Rules.	☐	☐	☐	☐

And to vote on any resolutions to amend any of the resolutions, on any resolution so amended, and on any other resolution proposed at the meeting (or any adjournment thereof). Unless otherwise instructed as above, the proxy may vote as he/she thinks fit or abstain from voting on each such resolution. The proxy is appointed only in respect of the above meeting or any adjournment thereof.

Signature(s):

All shareholders must sign

Date:	Daytime phone number:

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NOTES:

1.	Only holders who were registered as holders in Diligent Board Member Services, Inc. on the record date of 1 May 2013, (Eastern Standard Time) or immediately prior to market open on 2 May 2013 (New Zealand Time) are entitled to attend and vote at the Annual Meeting.

2.	A shareholder entitled to attend and vote is entitled to appoint a proxy or, in the case of a corporate shareholder, a representative to attend and vote instead of him/her and that proxy or representative need not also be a shareholder.

3.	David Liptak, the Chairman of the Board, intends to vote all discretionary proxies in favour of the relevant resolution(s).

4.	This Proxy Form must be signed by the shareholder or his/her/its attorney duly authorised in writing. In the case of a joint shareholding, this Proxy Form must be signed by each of the joint shareholders (or their duly authorised attorney). In the case of a corporate shareholder, this Proxy Form must be signed by a director or a duly authorised officer acting under the express or implied authority of the shareholder, or an attorney duly authorised by the shareholder.

5.	This Proxy Form and the power of attorney or other authority, if any, under which it is signed, or a copy of that power or authority certified by a Solicitor, Justice of the Peace or Notary Public must be lodged to be received at the office of Link Market Services Limited, in any manner as per the instructions below, not later than 11:00 am on 23 June 2013 New Zealand Time.

6.	If you return this form without directing the proxy how to vote on any particular matter, the proxy may vote for the proposals and any other matter properly raised during the meeting.

7.	To enable holders residing in the USA to lodge their proxies on time, USA holders must lodge their proxies with the Corporate Secretary or with Link Market Services by no later than 7:00 pm 22 June 2013 (New York time), being no later than 11:00 am 23 June 2013 (New Zealand Time).

8.	If you have any questions regarding your voting please call the Link Market Services helpline on:+64 9 375 5998 between 8.30am and 5.00pm (New Zealand time) or email meetings@linkmarketservices.com.

PLEASE RETURN YOUR COMPLETED PROXY FORM TO LINK MARKET SERVICES LIMITED, IN ONE OF THE FOLLOWING WAYS:

Online vote:	Appoint your proxy and vote online please go to the Link Investor Centre website: investorcentre.linkmarketservices.co.nz/voting/DIL.aspx and follow the instructions. You will be required to enter your holder number and FIN to vote online. Holders are encouraged to use this cost effective and environmentally friendly option.

Deliver:	Link Market Services Limited, Level 16, Brookfields House, 19 Victoria Street, Auckland.

Fax:	+64 9 375 5990

Scan & email:	meetings@linkmarketservices.com (please put the words “Diligent Proxy Form” in the subject line for easy identification).

Mail:	New Zealand:
If mailing Proxy Form from within New Zealand, please use the reply-paid envelope provided.

Outside New Zealand (excluding USA):
If mailing Proxy Form from outside New Zealand (excluding the USA), place in an envelope, address to Link Market Services Limited, PO Box 91976, Victoria Street West, Auckland, 1142, New Zealand, and affix the necessary postage from the country of mailing.

USA:
If mailing your Proxy Form from within the USA, please place in an envelope, affix the necessary postage and mail to:
Diligent Board Member Services, Inc., 39 West 37th Street 8th Floor, New York, NY 10018. Attention: Corporate Secretary.

65

ANNEX A

DILIGENT BOARD MEMBER SERVICES, INC.
2013 INCENTIVE PLAN

SECTION 1. Purpose of the Plan.

The Diligent Board Member Services, Inc. 2013 Incentive Plan (the “Plan”) is intended to promote the interests of the Company and its stockholders by encouraging Employees, Directors and Consultants of the Company and its Affiliates to acquire or increase their equity interests in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to attract and retain the services of individuals who are essential for the growth and profitability of the Company through the grant of Awards pursuant to the Plan that are payable in Shares and/or cash.

SECTION 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract (whether or not legally enforceable) or otherwise.

“Award” shall mean any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Performance Award, Bonus Shares or Other Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Bonus Shares” shall mean an award of Shares granted pursuant to Section 6(f) of the Plan.

“Change in Control” shall mean, unless otherwise specified in an Award Agreement, the occurrence of any one of the following events:

(a)	any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company on the date hereof, (iv) a company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting securities of the Company then outstanding;

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(b)	the consummation of any merger, reorganization, business combination or consolidation of the Company with or into any other entity or organization; provided, however, that a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company shall not be covered by this subparagraph (b);

(c)	the consummation of a sale, lease, transfer, conveyance or other disposition (including by merger or consolidation) by the Company in one or a series of related transactions, of all or substantially all of the Company’s assets, other than any such transaction if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)	the Board approves a plan of complete liquidation or dissolution of the Company, except in connection with a transaction described in the proviso to subparagraph (b); or

(e)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election by the Board, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a Director of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (i) an actual or threatened election contest (as such terms are used in Rule 14A-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of Directors or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the Directors of the Board then comprising the Incumbent Board;

provided, that, with respect to the payment or settlement of any payment that constitutes deferred compensation subject to Section 409A of the Code, solely to the extent that the occurrence of the event also constitutes a “change in control event” within the meaning of Treas. Reg. § 1.409A-3(i)(5)(i) (applying for such purpose the minimal thresholds permitted to be used under Treas. Reg. §§ 1.409A-3(i)(5)(v) and (vi) for a change in control event to occur).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

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“Committee” shall mean the Compensation Committee of the Board. Reference to the Committee shall refer to the Board if the Board has not delegated its authority to administer the Plan to the Committee, or if Committee ceases to exist and the Board does not appoint a successor Committee.

“Company” shall mean Diligent Board Member Services, Inc., a Delaware corporation, or any successor thereto that assumes and continues the Plan.

“Consultant” shall mean any individual, other than a Director or an Employee, who renders bona fide consulting or advisory services to the Company or an Affiliate.

“Director” shall mean a member of the Board or of the board of directors (or similar governing body) of an Affiliate.

“Effective Date” means the date that the Plan is adopted by the Board.

“Employee” shall mean any employee of the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to Shares, the closing sales price of a Share on the principal established securities market on which the Shares are readily traded as of the trading day immediately prior to the date of determination, or if the Shares are not readily traded on an established securities market, the average of the closing bid and ask prices for such a Share as of the trading day immediately prior to the date as of which such value is being determined (or if there is no trading in the Shares on such date, the next preceding date on which there was trading), unless a different measure of Fair Market Value is determined by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable. In the event the Shares are not publicly traded at the time a determination of its fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee and in compliance with Section 409A or Section 422 of the Code, to the extent applicable.

“Incentive Stock Option” shall mean any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” shall mean any Option that is not an Incentive Stock Option.

“Option” shall mean an option granted pursuant to Section 6(a) of the Plan. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options.

“Other Award” shall mean an award granted pursuant to Section 6(g) of the Plan that is not otherwise specifically provided for in the Plan.

“Participant” shall mean any Employee, Director or Consultant granted an Award under the Plan.

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“Performance Award” shall mean any award granted pursuant to Section 6(e) of the Plan.

“Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.

“Person” shall mean an individual or a corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Restricted Period” shall mean any period established by the Committee with respect to an Award during which the Award remains subject to forfeiture.

“Restricted Share” shall mean any Share, prior to the lapse of restrictions thereon, granted pursuant to Section 6(c) of the Plan.

“Restricted Share Unit” shall mean an award of the right to receive Shares issued at the end of a Restricted Period or subsequently (or cash payment in respect thereto) granted pursuant to Section 6(d) of the Plan.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Section 162(m) Award” shall mean any Award granted pursuant to the Plan that is intended to qualify for the exception for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations thereunder.

“Share Appreciation Right or “SAR” shall mean a share appreciation right granted pursuant to Section 6(b) of the Plan.

“Shares” shall mean shares of the Company’s common stock, par value $0.001 per share.

“Subsidiary” shall mean a “subsidiary corporation” (within the meaning of Section 424(f) of the Code) of the Company.

SECTION 3. Administration.

(a)	Committee. The Plan shall be administered by the Board, provided that the Board may delegate its authority to the Committee. To the extent advisable or otherwise required by applicable law, regulation or rule, it is intended that each member of the Committee shall qualify as (i) a “non-employee director” under Rule 16b-3, (ii) an “outside director” under Section 162(m) of the Code and the regulations thereunder and (iii) an “independent director” under the rules of any national securities exchange on which the Shares are then listed. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee shall be valid despite such failure to qualify. No member of the Committee shall vote or act upon any matter relating solely to himself. Notwithstanding the foregoing, grants of Awards to members of the Committee must be approved by the Board.

A-4

(b)	Authority. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) subject to the limitations set forth in Section 7(b) with respect to the repricing of Options and SARs and other exchange offers, determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) subject to compliance with applicable law, including, without limitation, Section 409A of the Code, determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)	Performance Goals. The Committee shall have the authority to make Awards under the Plan, the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of which are contingent upon the achievement of one or more Performance Goals, including, without limitation, Performance Goals with respect to Section 162(m) Awards that meet the requirements of Section 6(i) below. Such Performance Goals are to be specified in the relevant Award Agreement and may, subject to Section 6(i), be based on such factors as the Committee may determine in its sole discretion. Performance Goals may be in respect of the performance of the Company, any of its Subsidiaries or Affiliates or any combination thereof on either a consolidated, business unit, departmental or divisional level and, if in respect of Shares, may be on a fully diluted, non-diluted or other objectively determined basis. Performance Goals may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The business criteria upon which Performance Goals are based shall have any reasonable definitions that the Committee may specify, including, without limitation, definitions based on U.S. GAAP and non-U.S. GAAP measures, and which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of stock-based compensation expense; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; effects of divestitures and effects of discontinued operations, which definitions shall be established in a manner that complies with Section 162(m) of the Code and the regulations thereunder with respect to Awards that are subject to Section 6(i). Any such criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. A Performance Goal need not be based on an increase or a positive result and may include, for example, maintaining the status quo or limiting economic losses.

A-5

(d)	Decisions Final; No Liability. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder of the Company and any Employee, Director or Consultant. No Director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder and the Directors and the members of the Committee shall be entitled to indemnification and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising therefrom to the full extent permitted by law.

(e)	Delegation. The Committee in its sole discretion and on such terms and conditions as it may provide may delegate all or any part of its authority and powers under the Plan to one or more Directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority or power if prohibited by law, or if such delegation would cause the Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act (to the extent involving a Participant subject to Section 16(b) of the Exchange Act) or to not qualify as, or cease to qualify as, Section 162(m) Awards (to the extent such Awards are intended to qualify as such).

SECTION 4. Shares Available for Awards.

(a)	Shares Available. Subject to adjustment as provided in Section 4(c), the maximum number of Shares that may be issued under the Plan shall be 8,500,000, all of which may be issued in respect of Incentive Stock Options. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any rights to acquire Shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, such Shares shall again be available for the purposes of the Plan.

(b)	Sources of Shares Deliverable Under Awards. Shares delivered pursuant to an Award may be authorized and unissued Shares or treasury Shares.

A-6

(c)	Adjustments. In the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, adjust any or all of (i) the maximum number and type of Shares that may be issued under the Plan, (ii) the maximum aggregate number and type of Shares subject to the individual Award limits pursuant to Section 4(d), (iii) the number and type of Shares subject to outstanding Awards, and (iv) the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under this subparagraph (c) to the extent that such action would result in a violation of (or imposition of additional taxes under) Section 409A of the Code should either or both of those Code sections apply to the Award.

(d)	Section 162(m) Limits on Individual Awards. Subject to adjustment as provided in Section 4(c), the maximum number of Shares with respect to which Options or SARs may be granted to any one individual under the Plan during any calendar year shall be 750,000 Shares; provided that (i) the maximum number of Shares with respect to which Options or SARs may be granted to the Chief Executive Officer of the Company (the “CEO”) during the 2013 calendar year shall be 1,600,000 Shares, and (ii) the maximum number of Shares with respect to which Options or SARs may be granted to any Employee during the calendar year such Employee commences employment with the Company or its Affiliates shall be 1,000,000 Shares. Subject to adjustment as provided in Section 4(c), the maximum number of Shares subject to Section 162(m) Awards (other than Options and SARs) that may be paid to any one individual in respect of any calendar year if the applicable Performance Goals are attained is 750,000 Shares; provided that (i) the maximum number of Shares that may be paid to the CEO in respect of Section 162(m) Awards (other than Options and SARs) granted during the 2013 calendar year if the applicable Performance Goals are attained shall be 2,500,000 Shares, and (ii) the maximum number of Shares that may be paid to any Employee in respect of the calendar year such Employee commences employment with the Company or its Affiliates if the applicable Performance Goals are attained is 1,000,000 Shares. The maximum cash amount that may be paid pursuant to Section 162(m) Awards (other than Options and SARs) to any one individual in respect of any calendar year if the applicable Performance Goals are attained is US$1,000,000; provided that the maximum cash amount that may be paid to the CEO in respect of Section 162(m) Awards (other than Options and SARs) granted during the 2013 calendar year shall equal US $1,000,000 plus the amount determined by multiplying 1,600,000 by the difference between (i) the Fair Market Value of a Share on the applicable grant date of such Awards, and (ii) US$0.14. Except with regard to Section 162(m) Awards granted to the CEO during the 2013 calendar year, in the case of Performance Goals based on performance periods beginning and ending in different calendar years, the number of Shares or cash amount which is paid in respect of each calendar year during the performance period shall be determined by multiplying the total number of Shares or cash amount, as applicable, paid for the performance period by a fraction, of which (i) the numerator is the number of days during the performance period in that particular calendar year, and (ii) the denominator is the total number of days during the performance period. The limitations in this Section 4(d) shall be interpreted and applied in a manner consistent with Section 162(m) of the Code and the regulations thereunder.

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SECTION 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant and receive an Award under the Plan; provided, however, that only Employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 6. Awards.

(a)	Options. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions (including the achievement of Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value per Share as of the date of grant. However, (1) any Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share that is not less than 110% of Fair Market Value per Share as of the date of the grant, and (2) any Non-Qualified Stock Option granted to any Participant may have an exercise price per Share that is less than the Fair Market Value as of the date of the grant, provided that such Participant is not subject to Section 409A of the Code or the Option is either exempt from or compliant with Section 409A of the Code.

(ii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made (which may include, without limitation, cash, check acceptable to the Company, Shares owned by the Participant or otherwise issuable pursuant to the exercise of the Option, outstanding Awards, other securities or other property, or any combination thereof or any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan, having a Fair Market Value on the exercise date equal to the relevant exercise price).

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(iii)	Expiration Date. Each Option shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date of an Incentive Stock Option granted to any Employee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall not be later than the fifth anniversary of its date of grant.

(b)	Share Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom SARs shall be granted (provided, however, that any tandem SAR (i.e., a SAR granted in tandem with an Option) related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted), the number of Shares to be covered by each SAR, the base price therefor and the conditions and limitations applicable to the exercise of the SAR, including the following terms and conditions and such additional terms and conditions (including the achievement of Performance Goals), as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)	Base Price. Each SAR grant shall specify the base price at which the SAR may be exercised with respect to a Share. The base price of each SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. In addition, the base price with respect to Shares subject to a tandem SAR shall be the same as the Exercise Price with respect to the Shares subject to the related Option.

(ii)	Time of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part.

(iii)	Expiration Date. Each SAR shall expire no later than the tenth anniversary of its date of grant; provided, however, that the expiration date with respect to a tandem SAR shall not be later than the expiration date of the related Option.

(iv)	Payment of SAR Amount. Unless otherwise specified in the Award Agreement, a SAR may be exercised (a) by the Participant’s delivery of a written notice of exercise to the Corporate Secretary of the Company (or his or her designee) setting forth the number of whole SARs which are being exercised, (b) in the case of a tandem SAR, by surrendering to the Company any Options which are cancelled by reason of the exercise of such SAR, and (c) by executing such documents as the Company may reasonably request. Except as otherwise provided in the relevant Award Agreement, upon exercise of a SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the amount by which the Fair Market Value of a Share on the date of exercise exceeds the base price specified in the Award Agreement pertaining to such SAR; by (ii) the number of Shares with respect to which the SAR is exercised.

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(v)	Payment Upon Exercise of SAR. Payment to a Participant upon the exercise of the SAR shall be made, as determined by the Committee in its sole discretion, either (a) in cash, (b) in Shares with a Fair Market Value equal to the amount of the payment or (c) in a combination thereof, as set forth in the applicable Award Agreement.

(c)	Restricted Shares. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Participants to whom Restricted Shares shall be granted, the number of Restricted Shares to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including the achievement of Performance Goals, if any, under which if not achieved, the Restricted Shares may be forfeited to the Company, and the other terms and conditions of such Awards.

(i)	Voting Rights. During the Restricted Period, Participants holding Restricted Shares may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

(ii)	Dividends and Other Distributions. During the Restricted Period, Participants holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be deposited with the Company and shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

(iii)	Registration. Any Restricted Share may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a Share certificate or certificates. In the event any Share certificate is issued in respect of Restricted Share granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Share. Unless the Committee determines otherwise, Restricted Shares shall be held by the Company as escrow agent during the applicable Restricted Period, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Restricted Shares in the event such Award is forfeited in whole or part.

(iv)	Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Share, upon termination of a Participant’s employment or other service for any reason during the applicable Restricted Period, all Restricted Shares shall be forfeited by the Participant and reacquired by the Company. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Shares promptly after the applicable restrictions have lapsed or otherwise been satisfied.

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(v)	Transfer Restrictions. During the Restricted Period, Restricted Shares will be subject to the limitations on transfer as provided in Section 6(h)(ii).

(d)	Restricted Share Units. The Committee shall have the authority to grant Awards of Restricted Share Units to Participants upon such terms and conditions as the Committee may determine.

(i)	Terms and Conditions. Each Restricted Share Unit Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof to the Participant in the future (as determined in the sole discretion of the Committee), subject to the fulfillment during the Restricted Period or other period set by the Committee of such conditions, including the achievement of Performance Goals, if any, as the Committee may specify at the date of grant. During the Restricted Period and until such Shares are issued to the Participant, the Participant shall not have any rights of ownership in the Shares covered by a Restricted Share Unit Award and shall not have any right to vote such Shares.

(ii)	Dividend Equivalents. Any Restricted Share Unit Award may provide that an amount equal to any dividends or other distributions made by the Company during the Restricted Period with respect to Shares deliverable pursuant to the Award be credited in a cash bookkeeping account (without interest) or that equivalent additional Restricted Share Units be awarded, which account or units may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

(e)	Performance Awards. The Committee shall have the authority to determine the Participants who shall receive a Performance Award, which shall be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment of such Award in cash and/or Shares (in the sole discretion of the Committee), in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish with respect to the Award.

(i)	Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

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(ii)	Payment of Performance Awards. Performance Awards, to the extent earned, shall be paid (in cash and/or in Shares, in the sole discretion of the Committee) following the close of the performance period. Unless otherwise determined by the Committee in accordance with Section 409A of the Code, payment described in the immediately preceding sentence shall be made by the later of (i) the date that is 2½ months after the end of the Participant’s first taxable year in which the Performance Award is earned and payable under the Plan and (ii) the date that is 2½ months after the end of the Company’s first taxable year in which the Performance Award is earned and payable under the Plan, and such payment shall not, except to the extent permitted by Section 409A of the Code, be subject to any election by the Participant to defer the payment to a later period.

(iii)	General. Unless otherwise determined by the Committee and subject to Section 6(i), Performance Goals shall be designed to be objective and shall be substantially uncertain at the time of grant. The Committee may determine that such Performance Awards shall be granted, exercised, vested, distributed, paid and/or settled upon achievement of any one Performance Goal or that two or more of the Performance Goals. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(iv)	Performance Period Timing for Establishing Performance Goals. Achievement of Performance Goals shall be measured over a performance period of not less than six months and not more than ten years, as specified by the Committee. Performance Goals in the case of any Award granted to a Participant shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such later date as may be determined by the Committee, but in no event later than the time required by Section 6(i)(ii) with respect to Performance Awards subject thereto.

(v)	Written Determinations. All determinations by the Committee as to the establishment of Performance Goals, the amount of any Performance Award, and the achievement of Performance Goals relating to Performance Awards shall be made in a written agreement or other document covering the Performance Award.

(f)	Bonus Shares. The Committee shall have the authority, in its discretion, to grant Bonus Shares to Participants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, with or without other payment therefor, as additional compensation for the Participant’s services to the Company.

(g)	Other Awards. The Committee may develop sub-plans and may also grant to Participants an Other Award, which may consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan or an Award denominated or payable in cash, including, but not limited to, (i) Awards of unrestricted Shares delivered on a current or deferred basis, and (ii) Awards designed to comply with or take advantage of applicable local laws of jurisdictions outside of the United States. Subject to the terms of the Plan, including the Performance Goals, if any, applicable to such Award, the Committee shall determine the terms and conditions of any such Other Award.

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(h)	General Provisions applicable to all Awards.

(i)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. No Award shall be issued in tandem with another Award if the tandem awards would result in adverse tax consequences under Section 409A of the Code. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)	Limits on Transfer of Awards.

(A)	Except as provided in (C) below, each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding anything in the Plan to the contrary, an Award of Non-Qualified Stock Options shall be transferable pursuant to a domestic relations order.

(B)	Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(C)	Notwithstanding anything in the Plan to the contrary, to the extent specifically provided by the Committee with respect to a grant, an Award of Non-Qualified Stock Options may be transferred to immediate family members or related family trusts, or similar entities on such terms and conditions as the Committee may establish.

(iii)	Stock Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)	Special Provisions applicable to Section 162(m) Awards. Section 162(m) Awards (other than Options and SARs) shall be subject to the following additional terms and conditions:

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(i)	Objective Performance Goal and Business Criteria. The grant, exercise, vesting, distribution, payment and/or settlement, as determined by the Committee, of the Section 162(m) Award shall be subject to the attainment of objective Performance Goals based on one or more of the following business criteria: (a) revenue, (b) earnings per Share, (c) net income per Share, (d) Share price, (e) pre-tax profits, (f) net earnings, (g) net income, (h) operating income, (i) cash flow, (j) earnings before or after any one or more of: interest, taxes, depreciation or amortization, (k) sales (including, without limitation, new sales or cumulative sales), (l) total stockholder return, (m) total stockholder return relative to peers, (n) financial returns (including, without limitation, return on assets, return on equity and return on investment), (o) cost reduction targets, (p) customer satisfaction, (q) customer growth, (r) customer retention rates, (s) gross margin, (t) revenue growth, (u) information technology services, (v) new product invention or innovation, (w) attainment of development milestones, (x) improvements in productivity or (y) any combination of the foregoing for the Performance Period.

(ii)	Establishment. The Committee shall establish the Performance Goals applicable to Section 162(m) Awards in writing not later than 90 days after the commencement of the applicable performance period, but in no event after more than 25% of the applicable performance period has elapsed.

(iii)	Limitation on Committee Discretion. The Committee may not increase the amounts payable pursuant to any Section 162(m) Award or waive the achievement of the applicable Performance Goals, except as the Committee may provide in a particular Award’s Award Agreement for certain events, including but not limited to death, disability, or a change in ownership or control of the Company. Unless otherwise provided in an Award Agreement, the Committee may, in its sole discretion, reduce or eliminate the amount of cash that would otherwise be payable pursuant to any Section 162(m) Award upon achievement of the applicable Performance Goals.

(iv)	Certification. Prior to the payment or settlement of any Section 162(m) Award, the Committee shall certify in writing as prescribed by Section 162(m) of the Code and the regulations thereunder that the applicable Performance Goals were achieved.

(v)	Other Restrictions. The Committee shall have the authority to impose such other restrictions as it may deem necessary or appropriate to ensure that such Section 162(m) Awards meet the requirements for the exception for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations thereunder.

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SECTION 7. Amendment and Termination.

(a)	Amendments to the Plan. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, no such amendment may be made without stockholder approval to the extent that such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange or market on which the Shares are listed. Notwithstanding the foregoing, the Committee may, but shall not be required to, amend or modify any Award to the extent necessary to avoid the imposition of additional taxes under Section 409A of the Code. The Company intends to administer the Plan and all Awards granted thereunder in a manner that complies with Code Section 409A, however, the Company shall not be responsible for any additional tax imposed pursuant to Code Section 409A, nor will the Company indemnify or otherwise reimburse any Participant for any liability incurred as a result of Code Section 409A.

(b)	Limitation on Repricings and Other Exchange Offers. Notwithstanding anything in the Plan to the contrary and subject to Section 4(c), without the approval of stockholders of the Company, no amendment and no substitution or exchange of an outstanding Option or SAR, including any cancellation, buyout (for cash or otherwise), or surrender, shall reduce the exercise price of any outstanding Option or the base price of any outstanding SAR to an amount less than the Fair Market Value of a share at the date of grant of the outstanding award or otherwise result in an exchange offer with respect to any such Award.

(c)	Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change in any Award shall, except as provided in Section 7(d), materially reduce the benefit to Participant without the consent of such Participant.

(d)	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, in no event shall the Committee make any adjustment pursuant to this subsection (c) to Section 162(m) Awards if such adjustment would cause the Awards to cease to so qualify.

SECTION 8. Corporate Events.

Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided in an Award Agreement, in the event of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) a liquidation, dissolution or winding up of the Company (each, a “Corporate Event”), the Committee may, in its sole discretion (without Participant consent):

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(a)	provide for the continuation, assumption or substitution of Awards in connection with such Corporate Event, in which case, such Awards shall be subject to adjustment pursuant to Section 4(c) above;

(b)	accelerate the vesting of any or all Awards, subject to the consummation of such Corporate Event; or

(c)	cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled (including unvested Awards) will receive a payment in respect of cancellation of their Awards based on the amount of the per Share consideration being paid for the Shares in connection with such Corporate Event, less, in the case of Options and SARs, the applicable exercise price or base price; provided, however, that (i) (1) holders of Options and SARs shall only be entitled to consideration in respect of cancellation of such Awards if the per Share consideration less the applicable exercise price or base price is greater than zero, and (2) with respect to Awards subject to performance-based vesting, all performance goals and other vesting criteria shall be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met; and (ii) the time or schedule of any payment of any Award that is subject to Section 409A of the Code may only be accelerated pursuant to this Section 8(c) to the extent permitted by Treas. Reg. Sec. 1.409A-3(j)(4)(ix).

Payments to holders pursuant to subsection (c) above shall be made in cash or, in the sole discretion of the Committee (or any successor thereto), in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or a combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (less any applicable exercise price or base price). Any actions or determinations of the Committee under this Section 8 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

SECTION 9. General Provisions.

(a)	No Rights to Awards. No Employee, Director, Consultant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	Forfeiture and Repayment. Notwithstanding any other provision of the Plan, any incentive-based compensation otherwise payable or paid to a Participant (including a former Participant) shall be forfeited and/or repaid to the Company as may be required by applicable law or stock exchange listing conditions or pursuant to any applicable regulatory requirement or Company clawback policy in effect from time to time.

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(c)	Withholding. The Company or any Affiliate is authorized to withhold at the minimum statutory rate from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable federal, state or local taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant’s minimum tax obligation through the tender of already-owned Shares, the “constructive” tender of already-owned Shares or the withholding of Shares otherwise to be acquired upon the exercise, settlement, delivery or payment of such Award.

(d)	No Right to Employment or other Service. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)	Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with and construed under the laws of the State of New York, without regard to conflict of laws principles.

(f)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)	No Trust or Fund Created. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

(h)	No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

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(i)	Compliance with Laws. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such Award or the delivery of Shares thereunder, such Award shall not be exercised or settled and such Shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act and the rules and regulations thereunder. Finally, no Shares shall be issued and delivered under the Plan, unless the issuance and delivery of those Shares shall comply with all relevant regulations and any registration, approval or action thereunder.

(j)	Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)	No Guarantee of Tax Consequences. None of the Board, the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 10. Effective Date.

Subject to approval of the Plan by the stockholders of the Company within 12 months of the date it is adopted by the Board, the Plan will become effective as of the Effective Date.

SECTION 11. Term of the Plan.

Unless earlier terminated pursuant to Section 7, the Plan shall terminate on, and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such expiration or termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such expiration or termination date.

SECTION 12. Compliance with New Zealand Listing Rules

(a)	As used in this Section 12, the following terms shall have the meanings set forth below:

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“Average Market Price” shall carry the same meaning as in Listing Rule 8.1.3(c).

“Listing Rules” shall mean the listing rules of the main board equity market operated by NZX Limited as applicable to the Company and as amended from to time.

(b)	This Section 12 shall be in effect for so long as the Company is subject to the Listing Rules.

(c)	For so long as this Section 12 is in effect, and notwithstanding any other provision of the Plan:

(i)	grants of Awards to non-employee Directors, whether or not members of the Committee, must be approved by the Board and the recipients of such Awards shall be disqualified from voting on such grants;

(ii)	the exercise price per Share purchaseable under an Option shall not be less than 85% of the Average Market Price on the date of grant; and

(iii)	where payment upon the exercise of a SAR is made by the issue of Shares, the issue price per Share shall not be less than 85% of the Average Market Price on the date of issue of the Shares.

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ANNEX B

CEO Substitute Remuneration Definitive Agreements

EXECUTION VERSION

REPLACEMENT GRANT AGREEMENT

THIS REPLACEMENT GRANT AGREEMENT (this “Agreement”) is entered into on this 3rd day of May, 2013 by and between ALESSANDRO SODI (“Executive”), and DILIGENT BOARD MEMBER SERVICES, INC., a Delaware corporation (the “Company”).

RECITALS:

A. On August 20, 2009, the Company granted to Executive an option (the “2009 Option”) to purchase up to 2,400,000 shares of the Company’s common stock pursuant to a Stock Option Agreement and the Diligent Board Member Services, Inc. 2007 Stock Option and Incentive Plan (the “2007 Plan”);

B. On June 27, 2011, the Company granted to Executive an option (the “2011 Option”) to purchase up to 3,000,000 shares of the Company’s common stock pursuant to a Stock Option Agreement and the Diligent Board Member Services, Inc. 2010 Stock Option and Incentive Plan (the “2010 Plan”);

C. The Company has determined that the 2009 Option and the 2011 Option exceeded the annual per person award limits under the 2007 Plan and the 2010 Plan, respectively;

D. The Company and Executive have a bona fide dispute with respect to the validity of options covering 1,600,000 shares under the 2009 Option and options covering 2,500,000 shares under the 2011 Option (the “Disputed Options”);

E. The Company (through a Special Committee of the Board of Directors of the Company) and Executive have been engaged in negotiations regarding the Disputed Options and have agreed to cancel the Disputed Options and to cause certain additional awards and agreements to be made on the terms and conditions set forth herein;

F. The Company and Executive entered into a term sheet on April 12, 2013 (the “Term Sheet”) setting forth the parameters for agreement, which this Agreement and the Exhibits hereto effect and hereby supersede.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Submission to Shareholder Vote; Effectiveness. This Agreement is conditional on the Company’s shareholders (entitled to vote and voting) passing such resolutions as are required by the NZSX/NZDX Listing Rules to approve:

(i)	the Agreement; and
(ii)	the equity awards under the Agreement;

(items (i) – (ii), collectively, the “Arrangements”).

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This Agreement is further conditioned upon shareholder approval of the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”). The Company shall submit the 2013 Plan and the Arrangements to a vote of its shareholders at its next shareholders meeting, which is currently scheduled for June 2013. In the event that shareholder approval of the 2013 Plan and the Arrangements is not obtained on or before August 30, 2013, then this Agreement and the Exhibits shall be null and void and each party shall retain its rights, obligations and remedies. This Agreement, including the awards set forth in Sections 3 and 4 of this Agreement (the “Awards”), are further conditioned on Executive’s continuing employment with the Company on the Grant Date (as defined below).

2. Cancellation of Certain Options; Amendment. On the Grant Date, provided that the shareholders of the Company have approved the 2013 Plan and the Arrangements, the following stock options shall be cancelled and shall thereafter be null and void: (a) options to purchase 1,600,000 shares pursuant to the 2009 Option and (b) options to purchase 2,500,000 shares pursuant to the 2011 Option. The parties acknowledge and agree that in such event, on the Grant Date (i) the 2009 Option shall remain outstanding in accordance with its terms with respect to an option to purchase up to 800,000 shares, which shall consist of incentive stock options to the greatest extent possible, (ii) the 2011 Option shall remain outstanding in accordance with its terms with respect to an option to purchase up to 500,000 shares, which shall consist of incentive stock options covering up to 243,902 shares of common stock and non-qualified stock options covering up to 256,098 share of common stock, (iii) the 2011 Option is hereby amended such that incentive stock options to purchase up to 121,951 shares and non-qualified stock options to purchase up to 256,098 shares shall vest and be exercisable on June 28, 2013 and incentive stock options to purchase up to 121,951 shares shall vest and be exercisable on January 1, 2014 and (iv) the 2011 Option is hereby further amended to add to the end of Section 2(d) the following:

“To the extent the Option is a Non-Qualified Stock Option, the Optionee may pay the Grant Price by a “net exercise” arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Optionee in cash or other form of payment permitted under this Option.”

As used in this Agreement, the “Grant Date” shall mean the date immediately following the later of (x) the date of shareholder approval of the Arrangements and the 2013 Plan and (y) the date of effectiveness of a Form S-8 registration statement of the Company registering the shares of common stock issuable pursuant to the Awards.

3. Tranche 1 Awards. Subject to shareholder approval of the Arrangements and the 2013 Plan, the Company hereby grants to Executive, effective on the Grant Date:

(a) a non-qualified stock option (the “2013 Option”) under the 2013 Plan to purchase up to 1,600,000 shares of the Company’s common stock at an exercise price equal to the fair market value per share which shall be determined as the U.S. dollar equivalent of the closing sales price of a share of the Company’s common stock on The New Zealand Stock Exchange (“NZX”) on the date immediately prior to the Grant Date, as determined by reference to the New Zealand dollar/U.S. dollar exchange rate as reported in the Wall Street Journal on the date immediately prior to the Grant Date (the “Exercise Price”). The 2013 Option is granted upon the terms and conditions set forth in the Stock Option Grant Agreement attached hereto as Exhibit A.

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(b) a performance fixed cash award under the 2013 Plan of up to the amount determined by multiplying 1,600,000 by the excess of the Exercise Price over $0.14, which is granted upon the terms and conditions set forth in the Performance Cash Award Agreement attached hereto as Exhibit B (including without limitation provisions for a downward adjustment in the cash amount of the award in the event of a decrease in the Company’s stock price of more than a threshold amount).

4. Tranche 2 Awards. Subject to shareholder approval of the Arrangements and the 2013 Plan, the Company hereby grants to Executive, effective on the Grant Date:

(a) a performance share unit award under the 2013 Plan covering up to 2,250,000 shares of the Company’s common stock, which is granted upon the terms and conditions set forth in the Level 1 Performance Share Award Agreement attached hereto as Exhibit C.

(b) a performance share unit award under the 2013 Plan covering up to 250,000 shares of the Company’s common stock, which is granted upon the terms and conditions set forth in the Level 2 Performance Share Award Agreement attached hereto as Exhibit D.

5. Executive General Release of the Released Parties. In consideration of the Arrangements, including the Awards, Executive agrees to execute and deliver to the Company on the Grant Date a General Release in the form attached hereto as Exhibit E.

6. Form S-8 Registration Statement. The Company shall file with the Securities and Exchange Commission a registration statement on Form S-8 registering the shares of stock issuable pursuant to the Awards under this Agreement promptly upon shareholder approval of the Arrangements.

7. Legal Fees. The Company shall pay legal fees for counsel to Executive to negotiate this settlement, in accordance with his employment agreement with the Company dated as of June 27, 2011 (the “Employment Agreement”).

8. Miscellaneous.

(a) Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement, including without limitation, the Term Sheet.

(b) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Executive and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This Agreement is personal to Executive and may not be assigned by Executive without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

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(c) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and Executive.

(d) Construction of Agreement. In the event that one or more of the provisions contained in this Agreement shall for any reason be held unenforceable in any respect under the law of any state of the United States or the United States, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein or therein. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by applicable law.

(e) Governing Law; Arbitration; Jurisdiction. This Agreement and any and all matters arising directly or indirectly herefrom or therefrom shall be governed under the laws of the State of New York without reference to choice of law rules. The provisions of Section 11.8 of the Employment Agreement are hereby incorporated into this Agreement as if set forth at length herein. The parties hereby consent to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of construing and enforcing this Agreement, to the extent Section 11.8 of the Employment Agreement provides for matters to be submitted to a court.

(f) Employment. Neither this Agreement (including the Awards) nor any action taken hereunder shall be construed as giving Executive any right of continuing employment by the Company.

(g) Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

9. Section 409A Compliance.

(a) This Agreement is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this Agreement shall be treated as a separate payment. In no event may Executive, directly or indirectly, designate the calendar year of payment.

(b) All reimbursements provided under this Agreement shall be made or provided in accordance with the requirements of Section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during Executive’s lifetime (or during a shorter period of time specified in this Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the calendar year following the year in which the expense is incurred, and (iv) the right to reimbursement is not subject to liquidation or exchange for another benefit.

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10. The New Zealand Stock Exchange. Unless a waiver of the applicable NZX listing rule(s) is obtained, the Company covenants and agrees that if the Company remains subject to the NZX listing rules as of the date of its 2016 annual shareholders meeting, it shall seek shareholder approval of the outstanding Awards hereunder that constitute performance share unit awards with respect to performance shares that vest or are deliverable more than 36 months after the date of the shareholder resolutions initially approving the Awards.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Replacement Grant Agreement or caused their duly authorized officer to execute this Replacement Grant Agreement on the date first written above.

EXECUTIVE:

/s/ Alessandro Sodi
Alessandro Sodi

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ Greg Petersen
Name: Greg Petersen
Title: Chairman, Compensation Committee

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EXHIBIT A

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

This NON-QUALIFIED STOCK OPTION Award Agreement (the “NQSO Agreement”) is entered into on the [__________], 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this NQSO Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of non-qualified stock options (the “Option”) with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Award. Subject to the terms and conditions of this NQSO Agreement, including without limitation Sections 2 and 3 hereof, the Company hereby grants to the Awardee an Option to purchase the number of Shares set forth in Exhibit A on the terms and conditions set forth in Exhibit A. This award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings as set forth in the 2013 Plan.

2. Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to December 31, 2013, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled (as defined in Exhibit B), the shares covered by this Option, to the extent not fully vested and exercisable, will become fully vested and exercisable (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability.

3. Termination Without Cause or Resignation Due to Good Reason. In the event that the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), the shares covered by this Option, to the extent not fully vested and exercisable by the date on which such termination of employment occurs, will become vested and exercisable upon such termination of employment.

4. Conditions of Exercise. This Option may not be exercised unless all of the following conditions are met:

(a) Counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise of this Option will be in compliance with the Securities Act of 1933, as amended, and all other applicable federal and state laws.

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(b) The Awardee must give the Company written notice of exercise specifying the number of shares of Common Stock with respect to which this Option is being exercised, and at the time of exercise pay the full purchase price for the shares being acquired (i) in cash or check acceptable to the Company, (ii) by surrender of Shares that otherwise would have been delivered to the Awardee upon exercise of the Option, up to the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price (plus tax withholdings, if applicable) and any remaining balance of the aggregate exercise price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Awardee in cash or other form of payment permitted under this Option, or (iii) by such other manner as the Committee may authorize.

(c) The Awardee must at all times during the period beginning with the Grant Date of this Option (as set forth in Exhibit A) and ending on the date of such exercise have been an employee of the Company (or of a corporation or a parent or subsidiary of a corporation assuming this Option by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation in a transaction to which Section 424(a) of the Code applies), provided, however, that:

(i) if the Awardee ceases to be an employee of the Company due to (i) death, (ii) Disability, (iii) termination of employment by the Company without Cause, or (iv) the Awardee’s resignation from employment with the Company, this Option will remain in full force and effect and may be exercised, to the extent exercisable on the date of termination, until the earlier of (x) one (1) year from the date of the Awardee’s termination of employment or (y) the expiration of this Option, and

(ii) in the event that the Awardee’s employment is terminated by the Company for Cause, this Option will remain in full force and effect and may be exercised in accordance with its terms, to the extent exercisable on the date of termination, until the earlier of (x) thirty (30) days following the Awardee’s termination of employment or (y) the expiration of this Option.

(d) The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, if so requested by the Awardee, the Company shall provide for such withholding by withholding Common Stock that otherwise would be issued to the Awardee upon exercise of the Option having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

(e) The shares covered by this Option have been listed (subject only to official notice of issuance) on any national securities exchange on which the Common Stock is then listed.

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5. Restrictions on Transfer and Exercise.

(a) Except as provided in this Section 5, this Option, and rights under this Option, may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Awardee and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company.

(b) During the Awardee’s lifetime, this Option shall be exercisable only by the Awardee, or by the person to whom the Awardee’s rights shall pass by will or the laws of descent and distribution, provided, however, that this Option in its entirety (or any portion hereof remaining after any partial exercise hereof) shall be transferable (i) pursuant to a domestic relations order, or (ii) by gift to any of the Awardee’s “family members” (as hereinafter defined), subject to the following conditions:

(i) not less than twenty (20) days before any such transfer, the Awardee has notified the Company in a manner authorized by the Company of the Awardee’s intention to make such transfer and have furnished such information regarding the proposed transferee and the terms of the proposed transfer as the Company may request;

(ii) the proposed transfer complies with such conditions and limitations as the Committee, in its sole discretion, may have established, and

(iii) at the time of such transfer, the issuance and sale to the transferee of the shares issuable upon exercise of this Option can be registered under the Securities Act of 1933 by a registration statement on Form S-8 (or any successor form adopted by the Securities and Exchange Commission under the said Act, the use of which does not, in the judgment of the Committee, impose any significant additional expense on the Company).

(c) The term “family member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Awardee’s household (other than a tenant or employee), a trust in which the Awardee’s family members have more than 50% of the beneficial interest, a foundation in which the Awardee or the Awardee’s family members control the management of assets, and any other entity in which the Awardee or the Awardee’s family members own more than 50% of the voting interests.

(d) If at the time of the Awardee’s death this Option has not been fully exercised, the Awardee’s estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of the Awardee’s death may, at any time within one year after the date of the Awardee’s death, exercise this Option with respect to up to the entire remaining number of Shares subject to this Option. It shall be a condition to the exercise of this Option after the Awardee’s death that the Company shall have been furnished evidence satisfactory to it of the right of the person exercising this Option to do so and that all estate, transfer, inheritance or death taxes payable with respect to this Option or the Shares to which it relates have been paid or otherwise provided for to the satisfaction of the Company.

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6. Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of, or imposition of additional taxes under, Section 409A of the Code.

7. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue Shares under this NQSO Agreement shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

8. Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 4(d) above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this Agreement.

9. No Right to Continued Employment. By accepting this NQSO Agreement, the Awardee acknowledges and agrees that neither the grant of this Option nor any of the terms herein (including the exercise schedule) constitute an express or implied promise of continued employment or service for the exercise period or for any other period, and shall not interfere with the Awardee’s right or the right of the Company to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Awardee may have entered into with the Company.

10. Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

11. Governing Law. This NQSO Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

12. Entire Agreement. This NQSO Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this NQSO Agreement. Notwithstanding the foregoing, this NQSO Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

13. Section 409A. This NQSO Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this NQSO Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an award to satisfy the requirements of Section 409A. Although the parties endeavor to have this NQSO Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused their duly authorized officer to execute this Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:
Name: Greg Petersen
Title: Chairman, Compensation Committee

AWARDEE

Name: Alessandro Sodi

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EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: _________________[1]

(c)	Number of Shares Covered By This Option:

1,600,000 Shares, as follows:

Number Covered by Incentive Stock Options: 0

Number Covered by Non-Qualified Stock Options: 1,600,000

(d)	Exercise Price: _________________[2]

(e)	Expiration Date: _________________[3]

(f).	Exercise Schedule: Subject to the provisions of this NQSO Agreement, provided that the Awardee is in the employ of the Company on December 31, 2013, this Option (to the extent not previously exercised) may be exercised, in whole or in part, with respect to up to 1,600,000 Shares on or following December 31, 2013.

_____(Initials)

Alessandro Sodi

_____(Initials)

Company Signatory

1 Will be the later of (x) the date of shareholder approval of the 2013 Plan and the Arrangements (as defined in the Replacement Grant Agreement), including the award set forth in this NQSO Agreement and (y) the date of effectiveness of a Form S-8 registration statement of the Company registering the shares of Common Stock issuable pursuant to this NQSO Agreement and the other awards set forth in the Replacement Grant Agreement.

2 Will be the United States dollar equivalent of the Company’s closing stock price on the last trading day of the New Zealand Stock Exchange immediately prior to the Grant Date.

3 Will be the day before the tenth anniversary of the Grant Date.

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EXHIBIT B

DEFINITIONS

As used in this NQSO Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Disability” or “Disabled” means that the Awardee meets one of the following requirements: (1) The Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

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EXHIBIT B

PERFORMANCE CASH AWARD AGREEMENT

This Performance cash Award Agreement (the “PCA Agreement”) is entered into on the day of [_], 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PCA Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance cash award pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that the performance target set forth in Exhibit A (the “Performance Target”) has been achieved, the Company shall issue and deliver to the Awardee the respective cash payments set forth in Exhibit A (the “Performance Cash”) on the respective installment delivery dates set forth in Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on June 30, 2014. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PCA Agreement shall have the meanings as set forth in the 2013 Plan.

2. Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether the Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B), the Awardee shall be entitled to all of the Performance Cash, which the Company shall issue and deliver immediately prior to such Change in Control. In the event that, while the Awardee is employed by the Company, and prior to the Determination Date, the Awardee dies or becomes Disabled (as defined in Exhibit B) then, if the Performance Target is achieved, the Awardee shall be entitled to all of the Performance Cash, which the Company shall issue and deliver on the Determination Date. On and after the Determination Date, provided that the Committee has determined that the Performance Target has been achieved, in the event that, while the Awardee is employed by the Company, and prior to delivery of all of the Performance Cash, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled, the Awardee shall be entitled to all of the remaining Performance Cash not previously delivered, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event that the Committee determines on the Determination Date that the Performance Target has not been achieved, the Awardee shall not be entitled to any Performance Cash upon a subsequent Change in Control, death or Disability.

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3. Separation from Service; Termination Without Cause or Resignation Due to Good Reason prior to June 30, 2014. In the event that prior to July 1, 2014 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B) or if, on or after July 1, 2014 the Awardee separates from service with the Company (for any reason), then, if the Performance Target is or has been achieved, the Awardee shall be entitled to all of the remaining Performance Cash not previously delivered. The Performance Cash to which the Awardee becomes entitled pursuant to this Section 3 (less any previously delivered Performance Cash) shall be delivered on the later of (x) the Determination Date or (y) the date of Awardee’s separation from service. If the Performance Target is not achieved, the Awardee shall not be entitled to any Performance Cash pursuant to Section 3 in connection with his separation from service. Notwithstanding anything contained herein to the contrary, delivery of Performance Cash to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

4. Section 162(m): Promptly following the completion of the the period from July 1, 2013 through June 30, 2014 (the “Performance Period”) (but in any event during the 2014 calendar year), the Committee will review and certify in writing whether the Performance Target has been achieved. All payments under this PCA Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent. The Committee may not exercise negative discretion to reduce or eliminate the amount of cash that otherwise would be payable upon achievement of the Performance Target. The foregoing sentence shall not be interpreted to impede the application of the reduction provision set forth in subsection (d) of Exhibit A.

5. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver the Performance Cash shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

6. Withholding Taxes. The Company shall withhold from amounts payable to the Awardee hereunder, as compensation or otherwise, an amount sufficient to satisfy all federal, state and local withholding tax requirements.

7. Awardee Representations. The Awardee understands that the Awardee (and not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PCA Agreement.

8. Employment. Neither this PCA Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

9. Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

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10. Governing Law. This PCA Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

11. Entire Agreement. This PCA Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PCA Agreement. Notwithstanding the foregoing, this PCA Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

12. Binding Effect. This PCA Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PCA Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

13. Amendment. This PCA Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

14. Section 409A. This PCA Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PCA Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PCA Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PCA Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment/separated from service with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PCA Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

15. Counterparts. This PCA Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this PCA Agreement or caused their duly authorized officer to execute this PCA Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:
Name: Greg Petersen
Title: Chairman, Compensation Committee

AWARDEE

Name: Alessandro Sodi

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EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: _________________[4]

(c).	Performance Period: July 1, 2013 – June 30, 2014

(d).	Total Performance Cash available to be earned: $___________________[5]

If, on the date immediately preceding (i) the 5th business day following the Determination Date, in the case of the first installment delivery date or (ii) the scheduled installment delivery date as set forth below in the case of the second and third installment delivery dates, the sum of (x) the volume weighted average trading price of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), calculated by dividing the total value by the total volume of shares of Common Stock traded during the applicable period (“VWAP”) on The New Zealand Stock Exchange (“NZX”) or other stock exchange where the majority of the trading volume and value of the Common Stock occurs for the twenty (20) trading days immediately preceding such date plus (y) any dividends declared per share of Company Common Stock after April 12, 2013 (the “Installment Date Price”) is equal to a number that is less than seventy-five percent (75%) of the Exercise Price (as defined in the Replacement Grant Agreement) (on a fully adjusted basis), then the applicable installment of the Performance Cash shall be reduced in proportion to the ratio of the Installment Date Price to the Exercise Price.

(e).	Performance Target: Growth in the Company’s revenues by at least seven percent (7%) over the Performance Period as compared to the period from July 1, 2012 through June 30, 2013. The Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder. Revenues will be calculated on the same basis as is reflected in the Company’s consolidated financial statements for the relevant periods.

(f).	Service Vesting Date: If the Performance Target is achieved, the Awardee will become entitled to cash payments on the installment dates as set forth below, provided that the Awardee is in the employ of the Company on June 30, 2014.

(g).	Installment Delivery Dates: Subject to Sections 2 and 3 of the PCA Agreement, as well as the other terms and conditions set forth in the PCA Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the Performance Target and employment through the service vesting date) and the 2013 Plan, the Company shall issue and deliver the following amounts of Performance Cash on the following dates:

4 Will be the later of (x) the date of shareholder approval of the 2013 Plan and the Arrangements (as defined in the Replacement Grant Agreement), including the Award set forth in this PCA Agreement and (y) the date of effectiveness of a Form S-8 registration statement of the Company registering the shares of common stock issuable pursuant to this PCA Agreement and the other Awards set forth in the Replacement Grant Agreement.

5 A total cash amount determined by multiplying 1,600,000 by the excess of the Exercise Price (as defined in the Replacement Grant Agreement) over $0.14, subject to downward adjustment in the amount of each cash installment in the event of a decrease in the Company’s stock price of more than a threshold amount, as set forth herein.

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Performance Cash Amount (USD)*	Installment Date
$[insert 1/3 of total Performance Cash amount]	The fifth (5th) business day after the Determination Date (but in any event during the 2014 calendar year)
$[insert 1/3 of total Performance Cash amount]	March 30, 2015
$[insert 1/3 of total Performance Cash amount]	March 30, 2016

*Each installment of Performance Cash is subject to downward adjustment as provided above.

_____(Initials)

Alessandro Sodi

_____(Initials)

Company Signatory

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EXHIBIT B

DEFINITIONS

As used in this PCA Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i) Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii) Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

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(iii) Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv) Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

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EXHIBIT C

LEVEL 1 PERFORMANCE SHARE AWARD AGREEMENT

This LEVEL 1 Performance Share Award Agreement (the “PSU Agreement”) is entered into on the day of [_ ], 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PSU Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance share award with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that the performance target set forth in Exhibit A (the “Performance Target”) has been achieved, the Company shall issue and deliver to the Awardee the respective number of shares of Common Stock set forth in Exhibit A (the “Performance Shares”) on the respective delivery dates set forth on Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on the corresponding service vesting dates set forth in Exhibit A. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PSU Agreement shall have the meanings as set forth in the 2013 Plan.

2. Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether the Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B), or the Awardee dies or becomes Disabled (as defined in Exhibit B), the Awardee shall be entitled to all of the Performance Shares, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. On and after the Determination Date, provided that the Committee has determined that the Performance Target has been achieved, in the event that, while the Awardee is employed by the Company, and prior to delivery of all of the Performance Shares, the Company consummates a Change in Control, or the Awardee dies or becomes Disabled, the Awardee shall be entitled to all of the remaining Performance Shares not previously delivered, which the Company shall issue and deliver (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event that the Committee determines on the Determination Date that the Performance Target has not been achieved, the Awardee shall not be entitled to any Performance Shares upon a subsequent Change in Control, death or Disability.

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3. Termination Without Cause or Resignation Due to Good Reason; Separation from Service. In the event that prior to July 1, 2018 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), then, if the Performance Target is or has been achieved, the Awardee shall be entitled to the number of Performance Shares determined as follows: (i) for the period from July 1, 2013 through June 30, 2014 (the “Performance Period”), the Awardee shall be entitled to up to a total of 562,500 Performance Shares, with the number determined by multiplying 562,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the Performance Period and the denominator of which is 12, and (ii) for the period from July 1, 2014 through June 30, 2018 (the “Service Period”), the Awardee shall be entitled to up to a total of 1,687,500 Performance Shares, with the number determined by multiplying 1,687,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the Service Period and the denominator of which is 48. Any previously delivered Perfomance Shares shall be subtracted in determining the balance of Performance Shares to which the Awardee is entitled. For purposes of clarity, if the termination occurs during the Service Period, the Awardee shall be entitled to the number of Performance Shares determined under both subsection (i) and subsection (ii) (but shall only be entitled to issuance and delivery to the extent such Performance Shares were not previously issued or delivered), and in no event shall the total number of Perfomance Shares to which the Awardee is entitled under this PSU Agreement exceed 2,250,000. The Performance Shares to which the Awardee becomes entitled pursuant to this Section 3 (less any previously delivered Performance Shares) shall be delivered on the later of (x) the Determination Date or (y) the date of Awardee’s separation from service. If the Performance Target is not achieved, the Awardee shall not be entitled to any Performance Shares in connection with his termination without Cause or resignation for Good Reason. If the Awardee separates from service with the Company prior to July 1, 2018 for any reason other than a termination without Cause or resignation for Good Reason, he shall not be entitled to any Performance Shares pursuant to this Section 3 in connection with his separation from service. Upon any separation from service, the Company shall deliver to Awardee any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the dates specified in subsection (g) of Exhibit A. Notwithstanding anything contained herein to the contrary, delivery of Performance Shares to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

4. Section 162(m): Promptly following the completion of the Performance Period (but in any event during the 2014 calendar year), the Committee will review and certify in writing whether the Performance Target has been achieved. All payments under this PSU Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent.

5. Transfer Restrictions. Prior to vesting of any Performance Shares, the Awardee shall not be deemed to have any ownership or shareholder rights (including without limitation dividend and voting rights) with respect to such shares, nor may the Awardee sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Performance Shares prior to delivery thereof.

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6. Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of Section 409A of the Code.

7. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Performance Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

8. Withholding Taxes. The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, the Company shall provide for such withholding by witholding Performance Shares that otherwise would be issued to the Awardee having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

9. Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 8 above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PSU Agreement.

10. Employment. Neither this PSU Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

11. Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

12. Governing Law. This PSU Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

13. Entire Agreement. This PSU Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PSU Agreement. Notwithstanding the foregoing, this PSU Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

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14. Binding Effect. This PSU Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PSU Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

15. Amendment. This PSU Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

16. Section 409A. This PSU Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PSU Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PSU Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PSU Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PSU Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

17. Counterparts. This PSU Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this PSU Agreement or caused their duly authorized officer to execute this PSU Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:
Name: Greg Petersen
Title: Chairman, Compensation Committee

AWARDEE

Name: Alessandro Sodi

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EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: _________________[6]

(c).	Performance Period: July 1, 2013 – June 30, 2014

(d).	Total Performance Shares available to be earned: 2,250,000

(e).	Performance Target: Growth in the Company’s revenues by at least seven percent (7%) over the Performance Period as compared to the period from July 1, 2012 through June 30, 2013. The Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder. Revenues will be calculated on the same basis as is reflected in the Company’s consolidated financial statements for the relevant periods.

(f).	Service Vesting Dates: If the Performance Target is achieved, the Awardee will become entitled to 562,500 Performance Shares on each of June 30, 2015, June 30, 2016, June 30, 2017 and June 30, 2018 provided that the Awardee is in the employ of the Company on each corresponding service vesting date.

6 Will be the later of (x) the date of shareholder approval of the 2013 Plan and the Arrangements (as defined in the Replacement Grant Agreement), including the Award set forth in this PSU Agreement and (y) the date of effectiveness of a Form S-8 registration statement of the Company registering the shares of common stock issuable pursuant to this PSU Agreement and the other Awards set forth in the Replacement Grant Agreement.

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(g).	Delivery Dates: Subject to Sections 2 and 3 of the PSU Agreement, as well as the other terms and conditions set forth in the PSU Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the Performance Target and employment through each applicable service vesting date) and the 2013 Plan, the Company shall issue and deliver the following numbers of Performance Shares on the following dates:

Number of Performance Shares	Service Vesting Date	Delivery Dates
562,500	June 30, 2015	•	281,250 Performance Shares on 2/15/18
		•	281,250 Performance Shares on 2/15/19
562,500	June 30, 2016	•	281,250 Performance Shares on 2/15/18
		•	281,250 Performance Shares on 2/15/19
562,500	June 30, 2017	•	562,500 Performance Shares on 2/15/18

562,500	June 30, 2018	•	562,500 Performance Shares on 2/15/19

_____(Initials)

Alessandro Sodi

_____(Initials)

Company Signatory

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EXHIBIT B

DEFINITIONS

As used in this PSU Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i) Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii) Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

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(iii) Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv) Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

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EXHIBIT D

LEVEL 2 PERFORMANCE SHARE AWARD AGREEMENT

This LEVEL 2 Performance Share Award Agreement (the “PSU Agreement”) is entered into on the day of [ _], 2013 by and between Diligent Board Member Services, Inc., a Delaware corporation (the “Company”), and ALESSANDRO SODI (the “Awardee”).

WHEREAS, the Company is entering into this PSU Agreement in order to effectuate the Award set forth in the Replacement Grant Agreement dated May 3, 2013 between the Company and the Awardee (the “Replacement Grant Agreement”) of a performance share award with respect to the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the Diligent Board Member Services, Inc. 2013 Incentive Plan (the “2013 Plan”) on the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Award. Subject to Sections 2 and 3 hereof, in the event that the Committee has certified that an Annual Performance Target (as defined in Exhibit A) or the Cumulative Performance Target (as defined in Exhibit A) has been achieved, the Company shall issue and deliver to the Awardee the respective number of shares of Common Stock set forth in Exhibit A (the “Performance Shares”) on the respective delivery dates set forth in Exhibit A; provided that, subject to Sections 2 and 3 hereof, the Awardee is in the employ of the Company on the corresponding service vesting dates set forth in Exhibit A. This Award is made pursuant to and is subject to the terms of the 2013 Plan. Capitalized terms used but not otherwise defined in this PSU Agreement shall have the meanings as set forth in the 2013 Plan.

2. Acceleration Upon Change in Control, Death or Disability. In the event that, while the Awardee is employed by the Company, and prior to the date of determination by the Committee as to whether an Annual Performance Target has been achieved (the “Determination Date”), the Company consummates a Change in Control (as defined in Exhibit B, the Awardee shall be entitled to 62,500 Performance Shares plus the number of Performance Shares eligible to be earned under this PSU Agreement for any Annual Performance Period subsequent to the Annual Performance Period in which the Change in Control occurs; provided, however, that if the TSR Measurement Price (as defined below) determined as of the date of the Change in Control is greater than the minimum TSR Measurement Price for the Cumulative Performance Target, then the Awardee shall be entitled to the balance of all of the Performance Shares available to be earned under this PSU Agreement. In the event that, while the Awardee is employed by the Company, and prior to the Determination Date for an Annual Performance Target, the Awardee dies or becomes Disabled (as defined in Exhibit B), the Awardee shall be entitled to 62,500 Performance Shares plus the number of Performance Shares eligible to be earned under this PSU Agreement for any Annual Performance Period subsequent to the Annual Performance Period in which death or Disability occurs. The Company shall issue and deliver the applicable Performance Shares (i) in the case of a Change in Control, immediately prior to such Change in Control and (ii) in the case of death or Disability, upon death or Disability. In the event of a Change in Control, the Company shall deliver to Awardee immediately prior to such Change in Control any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the date specified in subsection (g) of Exhibit A. On and after the Determination Date for the final Annual Performance Period, in the event that the Committee determines on the Determination Date that the Annual Performance Target for such period has not been achieved, the Awardee shall not be entitled to any Performance Shares upon a subsequent Change in Control, death or Disability.

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3. Termination Without Cause or Resignation Due to Good Reason; Separation from Service. In the event that prior to April 1, 2017 the Company terminates the Awardee’s employment without Cause (as defined in the Awardee’s employment agreement with the Company dated June 27, 2011 (the “Employment Agreement”)) or the Awardee resigns for Good Reason (as defined in Exhibit B), then, if the Annual Performance Target for the Annual Performance Period (as defined in Exhibit A) in which the termination occurs is achieved, the Awardee shall be entitled to the number of Performance Shares determined by multiplying 62,500 by a fraction, the numerator of which is the number of full months the Awardee was employed by the Company during the applicable Annual Performance Period and the denominator of which is 12. The Performance Shares to which the Awardee becomes entitled pursuant to this Section 3 shall be delivered on the applicable Determination Date. If the Annual Performance Target is not achieved for the applicable Annual Performance Period, the Awardee shall not be entitled to any Performance Shares in connection with his termination without Cause or resignation for Good Reason. Upon any separation from service, the Company shall deliver to Awardee any previously earned Performance Shares (for which the Performance Target and Service Vesting Date(s) have been met) that would otherwise be deliverable on the date specified in subsection (g) of Exhibit A. Notwithstanding anything contained herein to the contrary, delivery of Performance Shares to a “specified employee” as defined in Section 409A(a)(2)(B) of the Code shall be deferred until the first business day of the seventh month following such employee’s separation from service with the Company if earlier delivery would cause a violation of Section 409A of the Code.

4. Section 162(m): Promptly following the completion of each Annual Performance Period (but in any event during the calendar year of such Annual Performance Period), the Committee will review and certify in writing whether the Annual Performance Target has been achieved, and, for the final Annual Performance Period, also will review and certify in writing whether the Cumulative Performance Target has been achieved. All payments under this PSU Agreement are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. This Award shall be construed and administered in a manner consistent with such intent.

5. Transfer Restrictions. Prior to vesting of any Performance Shares, the Awardee shall not be deemed to have any ownership or shareholder rights (including without limitation dividend and voting rights) with respect to such shares, nor may the Awardee sell, assign, pledge or otherwise transfer (voluntarily or involuntarily) any of the Performance Shares prior to delivery thereof.

6. Adjustment of Shares. As provided in Sections 4(c) and 7(d) of the 2013 Plan, in the event that the Committee determines that any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other corporate transaction or event affects the Shares, then the Committee shall, in such manner as it may deem equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2013 Plan, adjust any or all of the number and type of Shares subject to outstanding Awards, and the grant, exercise or base price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, the Committee shall not take any action otherwise authorized under such Section to the extent that such action would result in a violation of Section 409A of the Code.

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7. Government Regulations. Notwithstanding anything contained herein to the contrary, the Company’s obligation to issue or deliver certificates evidencing the Performance Shares shall be subject to the terms of all applicable laws, rules and regulations and to such approvals by any governmental agencies or securities exchanges as may be required; provided that the Company shall use commercially reasonable best efforts to ensure that the terms of all applicable laws, rules and regulations and approvals by any governmental agencies or securities exchanges as may be required are timely satisfied or obtained, as applicable.

8. Withholding Taxes. The Company shall have the right to withhold from amounts payable to the Awardee, as compensation or otherwise, or alternatively, to require the Awardee to remit to the Company, an amount sufficient to satisfy all federal, state and local withholding tax requirements. Notwithstanding the foregoing, the Company shall provide for such withholding by witholding Performance Shares that otherwise would be issued to the Awardee having a Fair Market Value equal to the amount necessary to satisfy the minimum statutory withholding amount.

9. Awardee Representations. The Awardee understands that the Awardee (and, subject to Section 8 above, not the Company) shall be responsible for the Awardee’s own tax liability arising as a result of the transactions contemplated by this PSU Agreement.

10. Employment. Neither this PSU Agreement nor any action taken hereunder shall be construed as giving the Awardee any right of continuing employment by the Company.

11. Notices. Notices or communications to be made hereunder shall be in writing and shall be made in accordance with the Employment Agreement.

12. Governing Law. This PSU Agreement shall be construed under the laws of the State of New York, without regard to conflict of laws principles.

13. Entire Agreement. This PSU Agreement, together with the Replacement Grant Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter of this PSU Agreement. Notwithstanding the foregoing, this PSU Agreement and the Award made hereby shall be subject to the terms of the 2013 Plan.

14. Binding Effect. This PSU Agreement shall be binding upon and inure to the benefit of the Company and the Awardee and their respective permitted successors, assigns, heirs, beneficiaries and representatives. This PSU Agreement is personal to the Awardee and may not be assigned by the Awardee without the prior consent of the Company. Any attempted assignment in violation of this Section shall be null and void.

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15. Amendment. This PSU Agreement may be amended or modified only by a written instrument executed by both the Company and the Awardee.

16. Section 409A. This PSU Agreement is intended to comply with the requirements of Section 409A of the Code and regulations promulgated thereunder (“Section 409A”). To the extent that any provision in this PSU Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that no payments due under this PSU Agreement shall be subject to an “additional tax” as defined in Section 409A(a)(1)(B) of the Code. For purposes of Section 409A, each payment made under this PSU Agreement shall be treated as a separate payment. In no event may the Awardee, directly or indirectly, designate the calendar year of payment. Notwithstanding anything contained herein to the contrary, the Awardee shall not be considered to have terminated employment with the Company for purposes of Section 3 hereof unless he would be considered to have incurred a “termination of employment” from the Company within the meaning of Treasury Regulation §1.409A-1(h)(1)(ii). In no event shall the Committee, the Board, or the Company (or their respective employees, officers or directors) have any liability to the Awardee (or any other person) due to the failure of an Award to satisfy the requirements of Section 409A. Although the parties endeavor to have this PSU Agreement comply with the requirements of Section 409A, there is no guarantee that the Awardee will not be subjected to the payment of any tax or interest under Section 409A, and the Awardee shall not have any right to indemnification with respect thereto.

17. Counterparts. This PSU Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this PSU Agreement or caused their duly authorized officer to execute this PSU Agreement on the date first written above.

DILIGENT BOARD MEMBER SERVICES, INC.

By:
Name: Greg Petersen
Title: Chairman, Compensation Committee

AWARDEE

Name: Alessandro Sodi

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EXHIBIT A

(a).	Awardee’s Name: Alessandro Sodi

(b).	Grant Date: _________________[7]

(c).	Performance Periods:	Annual Performance Periods:
April 1, 2013 – March 31, 2014
April 1, 2014 – March 31, 2015
April 1, 2015 – March 31, 2016
April 1, 2016 – March 31, 2017

Cumulative Performance Period:
April 1, 2013 – March 31, 2017

(d).	Total Performance Shares available to be earned: 250,000

(e).	Performance Targets:

Annual Performance Target: As used herein, an “Annual Performance Target” means for each Annual Performance Period as set forth below, either the TSR Measurement Price (as defined below) for the Annual Performance Period is equal to or greater than the corresponding minimum TSR Measurement Price set forth in the table below or Earnings Per Share (as defined below) for the Annual Performance Period is equal to or greater than the corresponding minimum Earnings Per Share set forth in the table below:

[table follows on next page]

7 Will be the later of (x) the date of shareholder approval of the 2013 Plan and the Arrangements (as defined in the Replacement Grant Agreement), including the Award set forth in this PSU Agreement and (y) the date of effectiveness of a Form S-8 registration statement of the Company registering the shares of common stock issuable pursuant to this PSU Agreement and the other Awards set forth in the Replacement Grant Agreement.

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Annual Performance Period	Minimum TSR Measurement Price*	Minimum EPS*
April 1, 2013 – March 31, 2014	$5.7669	The number that represents 15% growth in EPS during the Annual Performance Period over the baseline value of $0.104
April 1, 2014 – March 31, 2015	$6.6319	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period
April 1, 2015 – March 31, 2016	$7.6267	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period
April 1, 2016 – March 31, 2017	$8.7707	The number that represents 15% growth in EPS during the Annual Performance Period over the value calculated for the previous Annual Performance Period

*Calculated in US dollars. All calculations with respect to Performance Targets will be made using an exchange ratio that represents the average exchange ratio over the relevant 20-day period set forth in the definition of TSR Measurement Price. The respective minimum TSR Measurement Prices set forth in the table above will be reduced by the per share amount of any dividends or distributions made during the relevant Performance Period (and any Performance Periods preceding the relevant Performance Period).

Cumulative Performance Target: As used herein, the “Cumulative Performance Target” means either that the TSR Measurement Price as of March 31, 2017 is greater than $8.7707, or, for the period from April 1, 2016 through March 31, 2017 Earnings Per Share exceed the number that represents a cumulative 15% growth in EPS over the Cumulative Performance Period; (i.e., the resulting number if EPS had grown by 15% during each Annual Performance Period). The foregoing figures are calculated in US dollars. All calculations with respect to Performance Targets will be made using an exchange ratio that represents the average exchange ratio over the relevant 20-day period set forth in the definition of TSR Measurement Price. The minimum TSR Measurement Price set forth above will be reduced by the per share amount of any dividends or distributions made during the Cumulative Performance Period. The Cumulative Performance Target shall only apply in the event that one or more of the Annual Performance Targets was not achieved, and then shall only relate to the balance of Performance Shares not earned for prior Annual Performance Periods.

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As used herein:

“Earnings Per Share” or “EPS” means, with respect to a specified Performance Period, the fully diluted earnings per share from  continuing operations of the Company, adjusted to exclude the effect of stock-based compensation expense and extraordinary items (including costs relating to the special committee investigation and remedial activity in connection therewith, including fees of attorneys and consultants with respect thereto), with such diluted earnings per share calculated in the same manner as in the Company’s financial results as filed with the U.S. Securities and Exchange Commission and such excluded items being consistent with such amounts reflected in the Company’s financial results as filed with the U.S. Securities and Exchange Commission. EPS shall be rounded to the nearest 1/10,000, or if there shall not be a nearest 1/10,000, to the next highest 1/10,000.

“TSR Measurement Price” means the volume weighted average trading price of shares of the Company’s Common Stock, calculated by dividing the total value by the total volume of shares of Common Stock traded during the applicable period (as defined below) on The New Zealand Stock Exchange (“NZX”) or other stock exchange where the majority of the trading volume and value of the Common Stock occurs for the twenty (20) trading days immediately preceding the last day of the relevant Performance Period. As used in the foregoing definition, “TSR” refers to total shareholder return.

The Annual Performance Targets and Cumulative Performance Target are referred to collectively in this PSU Agreement as the “Performance Targets”. The Annual Performance Periods and the Cumulative Performance Period are referred to collectively in this PSU Agreement as the “Performance Periods”. A Performance Target shall only be considered achieved if the Committee certifies to such achievement in writing as prescribed by Section 162(m) of the Code or the regulations thereunder.

(f).	Service Vesting Dates: If the Annual Performance Target is achieved for an Annual Performance Period, the Awardee will become entitled to 62,500 Performance Shares on the Determination Date for such Annual Performance Period, provided that the Awardee is in the employ of the Company on the last day of such Annual Performance Period. If the Cumulative Performance Target is achieved for the Cumulative Performance Period and the Awardee is in the employ of the Company on March 31, 2017, then if one or more of the Annual Performance Targets was not achieved, the Awardee will become entitled to the number of Performance Shares equal to 250,000 minus the product of 62,500 times the number of Annual Performance Periods for which the Annual Performance Targets were achieved.

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(g).	Delivery Dates: Subject to Sections 2 and 3 of the PSU Agreement, as well as the other terms and conditions set forth in the PSU Agreement (including without limitation this Exhibit A, and in particular, subject to achievement of the applicable Performance Target and employment through each applicable service vesting date) and the 2013 Plan, the Company shall issue and deliver the following numbers of Performance Shares on the following dates:

Annual Performance Period	Number of Performance Shares	Service Vesting Date	Delivery Date
4/1/13 – 3/31/14	62,500	March 31, 2014	2/15/18
4/1/14 – 3/31/15	62,500	March 31, 2015	2/15/18
4/1/15 – 3/31/16	62,500	March 31, 2016	2/15/18
4/1/16 – 3/31/17	62,500 (or, if the Cumulative Performance Target is achieved and any Annual Performance Target for a period ending prior to April 1, 2016 has not been achieved, such number as is equal to 250,000 less any Performance Shares previously earned for Annual Performance Targets that were achieved).	March 31, 2017	2/15/18

_____(Initials)	_____(Initials)
Alessandro Sodi	Company Signatory

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EXHIBIT B

DEFINITIONS

As used in this PSU Agreement, the following terms have the meanings stated. The singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires.

“Change in Control” means (a) a change in ownership of the Company under clause (i) below or (b) a change in the ownership of a substantial portion of the assets of the Company under clause (ii) below:

(i) Change in the Ownership of the Company. A change in the ownership of the Company shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires ownership of capital stock of the Company that, together with capital stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the capital stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person or persons shall not be considered to be a change in the ownership of the Company. An increase in the percentage of capital stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires capital stock in the Company in exchange for property will be treated as an acquisition of stock for purposes of this paragraph.

(ii) Change in the Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets shall occur on the date that any one person, or more than one person acting as a group (as defined in clause (iii) below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 80 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control under this clause (ii) when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided below in this clause (ii). A transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to (a) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock, (b) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (c) a person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding capital stock of the Company, or (d) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (ii)(c) of this paragraph. For purposes of this clause (ii), a person's status is determined immediately after the transfer of the assets.

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(iii) Persons Acting as a Group. For purposes of clauses (i) and (ii) above, persons will not be considered to be acting as a group solely because they purchase or own capital stock or purchase assets of the Company at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets or capital stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. For purposes of this paragraph, the term “corporation” shall have the meaning assigned such term under Treasury Regulation section 1.280G-1, Q&A-45.

(iv) Each of clauses (i) through (iii) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury Regulations or other guidance issued thereunder.

“Disability” or “Disabled” means a determination by the Board or the Committee that the Awardee meets one of the following requirements: (1) the Awardee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) the Awardee is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Awardee’s employer.

“Good Reason” means the occurrence of any of the following: (1) a material breach by the Company of the terms of the Employment Agreement; (2) a material reduction in the Awardee’s base salary without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; (3) a material diminution in the Awardee’s authority, duties or responsibilities; or (4) a material change in the geographic location at which the Awardee performs services for the Company without the Awardee’s consent, which consent may be determined in the Awardee’s discretion; provided, however, that the Awardee must notify the Company within 90 days of the occurrence of any of the foregoing conditions that he considers it to be a “Good Reason” condition and provide the Company with at least 30 days in which to cure the condition. If the Awardee fails to provide this notice and cure period prior to his resignation, or resigns more than six months after the initial existence of the condition, his resignation will not be deemed to be for “Good Reason.”

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EXHIBIT E

GENERAL RELEASE

THIS General Release (this “Release”) is being executed and delivered by Alessandro Sodi (“Executive”).

WHEREAS, in accordance with the Replacement Grant Agreement dated [_____], 2013 between Diligent Board Member Services, Inc. (the “Company”) and Executive (the “Replacement Grant Agreement”), Executive is required to deliver this General Release upon the Grant Date (as defined in the Replacement Grant Agreement).

NOW, THEREFORE, intending to be legally bound hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive agrees as follows:

1. Executive General Release of the Released Parties. In consideration of the Arrangements (as defined in the Replacement Grant Agreement), including the Awards (as defined in the Replacement Grant Agreement), Executive hereby unconditionally and irrevocably releases, waives, discharges and gives up, to the full extent permitted by law, any and all Claims (as defined below) that Executive may have against any of the Released Parties (as defined below), arising on or prior to the date of Executive’s execution and delivery of this Agreement to the Company arising out of or relating to the Disputed Options (as defined in the Replacement Grant Agreement) or any actions taken in connection therewith. “Claims” means any and all actions, charges, complaints, demands, obligations (including obligations as an obligor or guarantor), proceedings, judgments, actions, causes of action, injuries, omissions, controversies, promises, contracts, agreements, rights, debts, sums of money, covenants, indemnities, fines, penalties, damages, losses, expenses, costs, fees (including attorneys’ fees) and liabilities of any kind or nature whatsoever, whether in law, equity or otherwise, whether arising directly or indirectly from any act or omission, whether intentional or unintentional. “Released Parties” means the Company and its past, present and future direct and indirect subsidiaries, affiliated entities, related companies and divisions and each of their respective past, present and future officers, directors, employees, shareholders, trustees, members, partners, employee benefit plans (and such plans’ fiduciaries, agents, administrators and insurers), attorneys, and agents (individually and in their official capacities), as well as any predecessors, future successors or assigns or estates of any of the foregoing. This Section 1 releases all Claims arising out of or relating to the Disputed Options or any actions taken in connection therewith including those of which Executive is not aware and those not mentioned in this Agreement.

2. Representations; Covenant Not to Sue. Executive hereby represents and warrants that (a) Executive has not filed, caused or permitted to be filed any pending proceeding (nor has Executive lodged a complaint with any governmental or quasi-governmental authority) against any of the Released Parties, nor has Executive agreed to do any of the foregoing, (b) Executive has not assigned, transferred, sold, encumbered, pledged, hypothecated, mortgaged, distributed, or otherwise disposed of or conveyed to any third party any right or Claim against any of the Released Parties which has been released in this Agreement, and (c) Executive has not directly or indirectly assisted any third party in filing, causing or assisting to be filed, any Claim against any of the Released Parties. Executive covenants and agrees that Executive shall not encourage or solicit or voluntarily assist or participate in any way in the filing, reporting or prosecution by himself or any third party of a proceeding or Claim against any of the Released Parties based upon or relating to any Claim released by Executive in this Agreement.

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3. Construction of Release. In the event that one or more of the provisions contained in this Release shall for any reason be held unenforceable in any respect under the law of any state of the United States or the United States, such unenforceability shall not affect any other provision of this Release, but this Release shall then be construed as if such unenforceable provision or provisions had never been contained herein or therein. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by applicable law.

4. Governing Law. This Release and any and all matters arising directly or indirectly herefrom or therefrom shall be governed under the laws of the State of New York without reference to choice of law rules.

IN WITNESS WHEREOF, intending to be legally bound hereby, Executive has executed and delivered this Release as of the ____ day of ___________, 2013.

EXECUTIVE:

Alessandro Sodi

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ANNEX C

Appraisal Report

Simmons Corporate Finance

Diligent Board Member Services, Inc.

Appraisal Report

May 2013

www.simmonscf.co.nz

Diligent Board Member Services, Inc. Appraisal Report In Respect of the Chief Executive Officer and President’s Substitute Remuneration May 2013

Index Section Page 1. Introduction ........................................................................................................................ 1 2. Evaluation of the Fairness of the CEO Substitute Remuneration ...................................... 5 3. Sources of Information, Reliance on Information, Disclaimer and Indemnity .................. 17 4. Qualifications and Expertise, Independence, Declarations and Consents ...................... 19

1. Introduction 1.1 Background Diligent Board Member Services, Inc. (Diligent or the Company) develops and makes available an online software application called Diligent Boardbooks, a web-based portal that board members, management and administrative staff use to compile, update, review and archive board materials before, during and after board meetings. The Company provides clients with subscription-based access to its software and also provides associated services including securely hosting the clients¡¦ data and customer service and support for the application. Diligent is a Delaware corporation that was incorporated on 27 September 2007 and is headquartered in New York, New York, United States. Diligent listed its shares on the main board equity security market (the NZX Main Board) operated by NZX Limited in December 2007. It had a market capitalisation of NZ$587 million as at 7 May 2013 and audited stockholders¡¦ equity of US$16 million as at 31 December 2012. 1.2 Alessandro Sodi, Chief Executive Officer, President and Director Alessandro Sodi has been Diligent¡¦s Chief Executive Officer and President since its incorporation and is a director on the Company¡¦s board of directors (the Board). Mr Sodi was an executive of Diligent¡¦s predecessor entity (Diligent Board Member Services, LLC). He managed the development of software that would become the Diligent Boardbooks system. The Company entered into an employment agreement with Mr Sodi on 27 June 2011 for a term of 3 years. Mr Sodi¡¦s remuneration package consists of a base salary, annual incentives, equity compensation (in the form of option grants) and other benefits (such as a tax-qualified defined contribution pension plan and medical, disability and life insurance). Details of Mr Sodi¡¦s remuneration for the 2011 and 2012 fiscal years are set out on pages 26 to 32 of the Company¡¦s proxy statement (which is akin to a notice of annual meeting) and on page 10 of Diligent¡¦s Form 10-K/A Amendment No.1 filed on 30 April 2013 with the U.S. Securities and Exchange Commission (SEC). 1.3 CEO Substitute Remuneration Background Diligent adopted stock option plans involving the issue of incentive stock options, non-qualified stock options and stock awards to selected employees, directors and consultants in November 2007 (the 2007 Plan) and June 2010 (the 2010 Plan). Mr Sodi currently holds: „h a fully vested option granted on 20 August 2009 under the 2007 Plan to purchase 2,400,000 shares of Diligent common stock for an exercise price of US$0.14 per share (the 2009 Option) „h an option (which remains subject to vesting) granted on 27 June 2011 under the 2010 Plan to purchase 3,000,000 shares of Diligent common stock for an exercise price of US$0.82 per share (the 2011 Option).

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In December 2012, a special committee of the Company¡¦s independent directors (the Special Committee) conducted a review of the Company¡¦s stock issues and stock option grants and found that 3 option awards exceeded applicable plan caps on the number of shares covered by an award that may be issued to a single recipient in a particular year. Two of these awards were to Mr Sodi: „h a portion of the 2009 Option was in excess of the applicable plan cap - consisting of 1,600,000 of such shares „h a portion of the 2011 Option was in excess of the applicable plan cap - consisting of 2,500,000 of such shares. We refer to options awards that exceeded applicable plan caps on the number of shares covered by an award as the Excess Options Awards. Diligent intends to cancel the Excess Options Awards and provide appropriate alternative compensation packages for Mr Sodi and the other affected employee. We refer to Mr Sodi¡¦s alternative compensation as the CEO Substitute Remuneration. Replacement Grant Agreement Mr Sodi and Diligent entered into an agreement in respect of the CEO Substitute Remuneration on 3 May 2013 (the Replacement Grant Agreement). The CEO Substitute Remuneration for Mr Sodi involves: „h the grant of an option „h the payment of a performance fixed cash award „h the issue of performance stock units. The Replacement Grant Agreement is conditional on shareholder approval. Summary of Key Terms Details of the terms of the CEO Substitute Remuneration are set out on pages 56 to 61 of the Company¡¦s proxy statement and are evaluated in section 2.5 of this report. A summary is set out below. Level 1 Performance Share Award 2,250,000 shares Performance target: revenue growth 2009 Option In respect of 1,600,000 shares to be cancelled Exercise price of US$0.14 per share 2013 Option 1,600,000 shares Exercise price = closing price prior to grant date Performance Cash Award Cash = 1,600,000 x (exercise price ¡V US$0.14) 2011 Option In respect of 2,500,000 shares to be cancelled Exercise price of US$0.82 per share Level 2 Performance Share Award 250,000 shares Performance target: EPS or TSR growth

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Diligent will cancel the portion of the 2009 Option that is in excess of the applicable plan cap (consisting of 1,600,000 shares) in exchange for: „h a non-qualified stock option to purchase 1,600,000 shares of common stock at an exercise price equal to the Company¡¦s closing price per share (expressed in US$) on the last trading day on the NZX Main Board immediately prior to the grant date (the 2013 Option) and „h a performance fixed cash award with a value denominated in US$ of up to 1,600,000 multiplied by the excess of the aforementioned exercise price over US$0.14 (the Performance Cash Award). Diligent will cancel the portion of the 2011 Option that is in excess of the applicable plan cap (consisting of 2,500,000 shares) in exchange for: „h a performance share unit award for up to 2,250,000 shares of common stock, contingent on the Company achieving revenue growth of at least 7% during the year ended 30 June 2014. Once earned, the award will vest in 4 equal instalments based on Mr Sodi¡¦s continued employment, commencing 30 June 2015, with full vesting occurring on 30 June 2018 (the Level 1 Performance Share Award) „h a performance share unit award for up to 250,000 shares of common stock, contingent on the Company achieving either at least 15% fully diluted earnings per share (EPS) growth or 15% total shareholder return (TSR) growth in 4 one year measurement periods beginning 1 April 2013. Performance share units for 62,500 shares of common stock will be earned in each year for which the applicable target is met, with the additional opportunity to earn such shares at the end of the 4 year performance period if the cumulative fully diluted EPS growth or TSR growth meet the cumulative performance target (the Level 1 Performance Share Award). The maximum number of shares of common stock that can be issued under the CEO Substitute Remuneration is 4,100,000 shares, representing 4.89% of the Company¡¦s issued and outstanding shares of common stock. An equivalent number of shares are subject to the Excess Options Awards and those awards will be cancelled in connection with the CEO Substitute Remuneration. 1.4 Regulatory Requirements Listing Rule 7.3.1(a) of the NZSX Listing Rules (the Listing Rules) states that no Issuer shall issue any Equity Securities unless the precise terms and conditions of the specific proposal to issue those Equity Securities have been approved by a resolution (passed by a simple majority of votes) of holders of each Class of Quoted Equity Securities of the Issuer whose rights or entitlements could be affected by that issue. Listing Rule 6.2.2(b) requires an Appraisal Report to be prepared where a meeting will consider a resolution required by Listing Rule 7.3.1 and where more than 50% of the securities to be issued will be acquired by directors of the Issuer. Listing Rule 9.2.1 stipulates that an Issuer shall not enter into a Material Transaction if a Related Party is a party to the Material Transaction or to one of a related series of transactions of which the Material Transaction forms part without first obtaining approval of the transaction by way of an ordinary resolution from shareholders not associated with the Related Party.

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A Material Transaction is defined by Listing Rule 9.2.2 to include the receipt of services from an employee in respect of which the actual gross cost to the Issuer in any financial year exceeds the amount equal to 1% of the Average Market Capitalisation of the Issuer. The gross cost of the CEO Substitute Remuneration represents a Material Transaction. Mr Sodi is a Related Party of Diligent as he is a director of the Company. Listing Rule 9.2.5 requires that the notice of meeting in respect of a Material Transaction with a Related Party be accompanied by an Appraisal Report. 1.5 Annual Meeting of Shareholders Diligent¡¦s annual meeting of shareholders is being held on 4 June 2013. Shareholders will vote on 2 ordinary resolutions in respect of the CEO Substitute Remuneration: „h Proposal 7 ¡V which seeks approval of the CEO Substitute Remuneration „h Proposal 8 ¡V which seeks approval of the CEO Substitute Remuneration in accordance with Listing Rule 9.2.1. Only the Company¡¦s shareholders not associated with Mr Sodi (the Non-associated Shareholders) may vote on Proposal 7 and Proposal 8. Shareholders will vote on an ordinary resolution to approve the 2013 Stock Option and Incentive Plan (the 2013 Plan) (Proposal 6). The 2013 Plan will replace the 2007 Plan and the 2010 Plan. The approval of the CEO Substitute Remuneration is conditional on the approval of Proposals 6, 7 and 8. Shareholders will also vote on resolutions in respect of the election of directors (Proposals 1 and 2), the appointment of the Company¡¦s auditor (Proposal 3) and non-executive directors¡¦ remuneration (Proposals 4 and 5). 1.6 Purpose of the Report The directors of Diligent not associated with Mr Sodi (the Non-associated Directors) have engaged Simmons Corporate Finance Limited (Simmons Corporate Finance) to prepare an Appraisal Report on the fairness of the CEO Substitute Remuneration in accordance with Listing Rules 6.2.2(b) and 9.2.5. Simmons Corporate Finance was approved by NZX Regulation on 5 April 2013 to prepare the Appraisal Report. Simmons Corporate Finance issues this Appraisal Report to the Non-associated Directors for the benefit of the Non-associated Shareholders to assist them in forming their own opinion on whether to vote for or against the resolution in respect of the CEO Substitute Remuneration. We note that each shareholder¡¦s circumstances and objectives are unique. Accordingly, it is not possible to report on the fairness of the CEO Substitute Remuneration in relation to each shareholder. This report on the fairness of the CEO Substitute Remuneration is therefore necessarily general in nature. The Appraisal Report is not to be used for any other purpose without our prior written consent.

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2. Evaluation of the Fairness of the CEO Substitute Remuneration 2.1 Basis of Evaluation NZSX Listing Rule 1.7.2 requires an Appraisal Report to consider whether the consideration and the terms and conditions of the CEO Substitute Remuneration are fair to the Non-associated Shareholders. There is no legal definition of the term fair in New Zealand in either the NZSX Listing Rules or in any statute dealing with securities or commercial law. In our opinion, the CEO Substitute Remuneration will be fair to the Non-associated Shareholders if they are likely to be at least no worse off under the CEO Substitute Remuneration than they were under the Excess Options Awards. In other words, we consider that the CEO Substitute Remuneration will be fair if there are no value transfers from the Non-associated Shareholders to Mr Sodi. We have evaluated the fairness of the CEO Substitute Remuneration by reference to: „h the rationale for the CEO Substitute Remuneration „h the terms and conditions of the CEO Substitute Remuneration „h the difference in value between the CEO Substitute Remuneration and the Excess Options Awards „h the impact of the CEO Substitute Remuneration on shareholding levels „h the impact of the CEO Substitute Remuneration on Diligent¡¦s share price. Our opinion should be considered as a whole. Selecting portions of the evaluation without considering all the factors and analyses together could create a misleading view of the process underlying the opinion. 2.2 Opinion on the Fairness of the CEO Substitute Remuneration In our opinion, after having regard to all relevant factors, the consideration and the terms and conditions of the CEO Substitute Remuneration are fair to the Non-associated Shareholders. The basis for our opinion is set out in detail in sections 2.3 to 2.9. In summary, the key factors leading to our opinion are: „h the rationale for the CEO Substitute Remuneration is sound: - the CEO Substitute Remuneration replaces the Excess Options Awards which contravene the 2007 Plan and the 2010 Plan - the CEO Substitute Remuneration does not represent incremental remuneration for Mr Sodi. It replaces remuneration that he is entitled to under his employment agreement and existing stock option agreements

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„h components of the CEO Substitute Remuneration are subject to performance targets in respect of revenue growth, EPS growth and TSR growth whereas the Excess Options Awards were not: - the achievement of the performance targets will enhance the Company¡¦s financial performance and potentially enhance the Company¡¦s share price - non-achievement of the performance targets will result in fewer shares being issued to Mr Sodi under the CEO Substitute Remuneration „h the CEO Substitute Remuneration is subject to more stringent vesting conditions than the Excess Options Awards: - the 2009 Option is fully vested whereas the 2013 Option does not vest until 31 December 2013 - the Performance Cash Award is subject to the achievement of a revenue growth performance target and will be paid in 3 equal annual instalments up to 30 June 2017 - the Performance Share Awards are subject to the achievement of revenue, EPS and TSR growth performance targets and their award vesting dates are staggered between 31 March 2014 and 30 June 2018 „h the CEO Substitute Remuneration is more tax efficient than the Excess Options Awards in that the replacement grants are expected to be tax deductible to Diligent upon vesting and exercise whereas less than 50% of the Excess Options Awards would have been tax deductible to the Company „h the overall economic benefits received by Mr Sodi will be similar under the CEO Substitute Remuneration as per the Excess Options Awards, subject to him meeting the performance targets „h the maximum number of shares that may be issued under the CEO Substitute Remuneration will be equal to the number of shares cancelled under the Excess Options Awards. Therefore the CEO Substitute Remuneration has no impact on: - Mr Sodi¡¦s ability to exert shareholder voting control - any dilution of Non-associated Shareholders¡¦ interests in the Company „h the CEO Substitute Remuneration is unlikely to have any material impact on Diligent¡¦s share price or the liquidity of its shares „h if Proposals 7 and 8 in respect of the CEO Substitute Remuneration are not approved, then the CEO Substitute Remuneration cannot be provided to Mr Sodi. If the CEO Substitute Remuneration is not approved by 31 August 2013, then the Replacement Grant Agreement shall be null and void and each party shall retain its rights, obligations and remedies. This gives rise to a number of risks to the Company including potential contingent liabilities based on a claim by Mr Sodi and, in the extreme case, the possibility of Mr Sodi resigning from his position.

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2.3 Background to the CEO Substitute Remuneration 2007 Plan and 2010 Plan On 30 November 2007, the Company adopted the 2007 Stock Option and Incentive Plan authorising the issue of up to 10,000,000 shares of the Company’s common stock as awards to selected employees, directors and consultants of the Company and its affiliates in the form of incentive stock options, non-qualified stock options and restricted stock awards. On 8 June 2010, the Company adopted the 2010 Stock Option and Incentive Plan authorising the issue of up to 5,000,000 shares of the Company’s common stock to employees, directors and consultants of the Company and its affiliates as incentive stock options and non-qualified stock options. The 2010 Plan was amended on 17 April 2012 to authorise the issue of an additional 2,500,000 shares. After receiving a recommendation from the Compensation Committee, either the Board or the Compensation Committee, as applicable, determines the number of shares, the term, the frequency and date, the exercise periods and any performance criteria pursuant to which stock option awards may be granted and the restrictions and other terms and conditions of each grant of restricted shares in accordance with the terms of the 2007 Plan and 2010 Plan. The exercise price of each option is the market price of the Company’s stock for the last sale prior to the grant date, converted to US$ using the exchange rate in effect on the grant date. The options generally expire after a period not to exceed 10 years, except in the event of termination, whereupon vested options must be exercised generally within 3 months, or upon death or disability, in which case the vested options may be exercised within 12 months, but in all cases the exercise date may not exceed the expiration date. 2009 Option and 2011 Option On 20 August 2009, the Company granted the 2009 Option to Mr Sodi, representing an option to purchase up to 2,400,000 shares of the Company’s common stock pursuant to the 2007 Plan. On 27 June 2011, the Company granted the 2011 Option to Mr Sodi, representing an option to purchase up to 3,000,000 shares of the Company’s common stock pursuant to the 2010 Plan. Special Committee Review On 24 December 2012, the Board authorised the Special Committee to conduct an independent investigation to review certain stock issues and stock option grants to determine that they were in accordance with the relevant stock option and incentive plans.

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The Special Committee found that 3 option awards (one under the 2007 Plan and 2 under the 2010 Plan) exceeded applicable plan caps on the number of shares covered by an award that may be issued to a single recipient in a particular year. Specifically: „h the 2009 Option exceeded the cap in the 2007 Plan by 1,600,000 shares „h the 2011 Option exceeded the cap in the 2010 Plan by 2,500,000 shares „h a 2011 award to another employee exceeded the cap in the 2010 Plan by 250,000 shares. Accordingly, the Company intends to cancel the Excess Options Awards and provide alternative compensation packages for Mr Sodi and the other affected employee. 2013 Plan The Company¡¦s shareholders will vote on an ordinary resolution at the annual meeting of shareholders to approve the 2013 Plan (Proposal 6). The 2013 Plan was adopted by the Board on 3 May 2013 and will replace the 2007 Plan and the 2010 Plan. A summary of the 2013 Plan is set out on pages 46 to 55 of the proxy statement and the full text of the 2013 Plan is set out in Annex A of the proxy statement. Under the 2013 Plan, a maximum of 8,500,000 shares of the Company¡¦s common stock may be issued pursuant to the plan to employees, directors and consultants of the Company and its affiliates. If Proposal 6 in respect of the 2013 Plan and Proposals 7 and 8 in respect of the CEO Substitute Remuneration are approved, then 4,100,000 of the shares available under the 2013 Plan would be utilised in connection with the CEO Substitute Remuneration. 2.4 Rationale for the CEO Substitute Remuneration The purpose of the CEO Substitute Remuneration is to provide replacement remuneration for Mr Sodi in exchange for cancelling the Excess Options Awards. The Excess Options Awards must be cancelled as they exceed the 2007 Plan and 2010 Plan caps on the number of shares covered by an award that may be issued to a single recipient in a particular year. The CEO Substitute Remuneration does not represent incremental remuneration for Mr Sodi. Instead, it enables Diligent to resolve the unfulfilled contractual obligation which it has to Mr Sodi under the terms of his employment agreement and existing stock option agreements. The grant of the 2009 Option and the 2011 Option were considered by the Board to be reasonable compensation at the time they were granted and were an important incentive component of Mr Sodi¡¦s remuneration package. 2.5 Terms of the CEO Substitute Remuneration Basis for Structuring the CEO Substitute Remuneration The terms of the CEO Substitute Remuneration were negotiated by the Special Committee and recommended to the Board by the Special Committee. In developing the CEO Substitute Remuneration, the Special Committee obtained advice from James F. Reda & Associates (Reda & Associates), an independent compensation consultant based in New York, New York, United States.

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We are advised that when structuring the CEO Substitute Remuneration, the Special Committee applied the following guiding principles: „h the compensation should be in the best interests of all shareholders and in alignment with shareholder financial performance objectives „h the compensation should provide Mr Sodi with comparable value for the cancelled Excess Options Awards „h the compensation should provide the Company with maximum tax deductions for any new equity grants as well as for the cancelled Excess Options Awards „h the compensation should incorporate vesting and performance criteria consistent with market practice „h the overall Company expenses attributable to the compensation and for the cancelled Excess Options Awards should be minimised, particularly the up-front expense „h any cash-out alternative should reflect the current non-marketability of the Excess Options Awards. Replacement of the 2009 Option with the 2013 Option and the Performance Cash Award The 2009 Option represents an option to purchase 2,400,000 shares of common stock for an exercise price of US$0.14 per share. The 2009 Option fully vested by 20 August 2012 and expires on 19 August 2019. The Company will cancel the portion of the 2009 Option that is in excess of the applicable plan cap, consisting of 1,600,000 of such shares. In exchange for the cancellation of the relevant portion of the award, Mr Sodi will receive: „h the 2013 Option (being a non-qualified stock option) to purchase 1,600,000 shares of common stock at an exercise price equal to the Company¡¦s closing price per share expressed in US$ on the last trading day on the NZX Main Board immediately prior to the grant date. The grant date is expected to occur on or shortly after the 2013 annual meeting of shareholders. The 2013 Option will vest on 31 December 2013, subject to Mr Sodi¡¦s continued employment with Diligent on that date and will be exercisable for 10 years from the grant date „h the Performance Cash Award with a value denominated in US$ of up to 1,600,000 multiplied by the excess of the 2013 Option exercise price over US$0.14. Mr Sodi¡¦s right to receive such cash award is contingent on the Company achieving revenue growth of at least 7% during the year ended 30 June 2014. Any cash award, once earned, will be paid in 3 equal annual instalments and any payment due on any instalment date will be proportionally reduced if the sum of the Company¡¦s stock price plus dividends falls below 75% of the exercise price.

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Replacement of the 2011 Option with the Performance Share Awards The 2011 Option represents an option to purchase 3,000,000 shares of common stock for an exercise price of US$0.82 per share. The 2011 Option remains subject to vesting in 6 equal annual instalments from 28 June 2013 to 28 June 2018 and expires on 27 June 2021. The Company will cancel the portion of the 2011 Option that is in excess of the applicable plan cap, consisting of 2,500,000 of such shares. In exchange for the cancellation of the relevant portion of the award, Mr Sodi will receive: „h the Level 1 Performance Share Award consisting of a performance share unit award for up to 2,250,000 shares of common stock, contingent on the Company achieving revenue growth of at least 7% during the 12 month period ended 30 June 2014. Once earned, the award will vest in 4 equal instalments based on continued employment, commencing 30 June 2015, with full vesting occurring on 30 June 2018 „h the Level 2 Performance Share Award consisting of a performance share unit award for up to 250,000 shares of common stock, contingent on the Company achieving either at least 15% fully diluted EPS growth or 15% TSR growth in 4 one year measurement periods beginning 1 April 2013. Performance share units for 62,500 shares of common stock will be earned in each year for which the applicable target is met, with the additional opportunity to earn such shares at the end of the 4 year performance period if the cumulative fully diluted EPS growth or TSR growth meet the cumulative performance target. Summary of CEO Substitute Remuneration Level 1 Performance Share Award 2,250,000 shares Performance target: revenue growth of . 7% in year ended 30 June 2014 Vests in 4 equal annual instalments between 30 June 2015 and 30 June 2018 2009 Option In respect of 1,600,000 shares to be cancelled Exercise price of US$0.14 per share Fully vested by 20 August 2012 Expires on 19 August 2019 2013 Option 1,600,000 shares Exercise price = closing price prior to grant date Vests on 31 December 2013 Expires 1 day before the 10th year after the grant date Performance Cash Award Cash = 1,600,000 x (exercise price ¡V US$0.14) Performance target: revenue growth of . 7% in year ended 30 June 2014 Payment: 3 equal annual instalments 2011 Option In respect of 2,500,000 shares to be cancelled Exercise price of US$0.82 per share Vests in 6 equal annual instalments between 28 June 2013 and 28 June 2018 Expires on 27 June 2021 Level 2 Performance Share Award 250,000 shares Performance target: 15% (fully diluted) EPS growth or 15% TSR growth in 4 one year measurement periods beginning 1 April 2013 62,500 shares earned each year Excess Options Awards CEO Substitute Remuneration

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The vesting of the 2013 Option, the Performance Cash Award and the Level 1 and Level 2 Performance Share Awards are subject to certain acceleration provisions in the event of a change in control of the Company, upon death or disability or if Mr Sodi is terminated without cause or resigns for good reason. These provisions are set out in detail on page 60 of the proxy statement. The maximum number of shares of common stock that can be issued under the CEO Substitute Remuneration is 4,100,000 shares. This represents 4.89% of the Company’s issued and outstanding shares of common stock. An equivalent number of shares are subject to the Excess Options Awards and will be cancelled in connection with the CEO Substitute Remuneration. Evaluation of the Terms of the CEO Substitute Remuneration We consider the terms of the CEO Substitute Remuneration to have a number of positive features from the perspective of the Non-associated Shareholders. The Excess Options Awards are being substituted with incentive remuneration that is contingent on the achievement of performance targets and is subject to more stringent vesting conditions. This should also aid in the retention of Mr Sodi. The 2009 Option and the 2011 Option are currently deeply in the money as the Company’s current share price of NZ$6.95 (US$5.93) significantly exceeds the respective exercise prices of US$0.14 and US$0.82. Set out below is a summary of Diligent’s daily closing share price and daily volumes of shares traded from 5 January 2012 to 7 May 2013. - 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 1,750,000 2,000,000 0.00 1.00 2.00 3.00 4.00 5.00 6.00 7.00 4/01/2012 4/03/2012 4/05/2012 4/07/2012 4/09/2012 4/11/2012 4/01/2013 4/03/2013 4/05/2013 Volumes Traded Share Price ($) Diligent Share Price Daily volume (rhs) Closing price (lhs) During the period, Diligent’s shares have traded between NZ$1.92 and NZ$7.55 at a volume weighted average share price of NZ$4.30.

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The CEO Substitute Remuneration will replace deeply in the money options with incentive remuneration that is subject to more stringent vesting conditions. The fully vested 2009 Option in respect of 1,600,000 shares will be replaced with the 2013 Option and the Performance Cash Award: „h the 2013 Option does not vest until 31 December 2013 „h the Performance Cash Award is subject to the achievement of a revenue growth performance target and, once earned by 30 June 2014, will be paid in 3 equal annual instalments and any payment due on any instalment date will be proportionally reduced if the sum of the Company¡¦s stock price plus dividends falls below 75% of the 2013 Option exercise price. The terms attached to the 2013 Option and the Performance Cash Award are far more onerous than the terms of the 2009 Option. Whereas the 2009 Option was fully vested, Mr Sodi cannot receive the full benefit of the Performance Cash Award until 30 June 2017. This may aid in the retention of Mr Sodi. Under the 2011 Option, 500,000 shares would vest each year from 28 June 2013 to 28 June 2018. The 2011 Option will be replaced with the Performance Share Awards: „h the Level 1 Performance Share Award is subject to the achievement of a revenue growth performance target and, once earned, the award will vest in 4 equal instalments commencing 30 June 2015 with full vesting occurring on 30 June 2018 „h the Level 2 Performance Share Award is subject to the achievement of annual EPS or TSR growth performance targets in 4 one year measurement periods and, once earned, the award will vest on 31 March of each year between 2014 and 2017 (inclusive). Assuming the performance targets are met, the maximum number of common shares that Mr Sodi can earn pursuant to the Performance Share Awards each year is set out below. Timing of Performance Share Awards Vesting Date Maximum Number of Common Shares Level 1 Level 2 Total 31 March 2014 62,500 62,500 31 March 2015 62,500 62,500 30 June 2015 562,500 562,500 31 March 2016 62,500 62,500 30 June 2016 562,500 562,500 31 March 2017 62,500 62,500 30 June 2017 562,500 562,500 30 June 2018 562,500 562,500 Total 2,250,000 250,000 2,500,000 50% of the shares awarded under the Level 1 Performance Share Award will be allotted on 15 February 2018 and the remaining 50% will be allotted on 15 February 2019. The shares awarded under the Level 2 Performance Share Award will be allotted on 15 February 2018.

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The performance criteria for the Performance Share Awards are more onerous than for the 2011 Option and may result in fewer shares being issued to Mr Sodi. The number and value of those awards which may vest during that period are also dependent on his continued employment with Diligent for part of that period and the satisfaction of revenue, EPS and TSR growth targets. The inclusion of staggered vesting dates up to 30 June 2018 may provide increased retention incentives for Mr Sodi. When viewed overall, we do not consider any of the terms of the CEO Substitute Remuneration to be significantly negative from the perspective of the Non-associated Shareholders when compared with the terms of the Excess Options Awards. 2.6 Financial Impact of the CEO Substitute Remuneration Tax Issues A general summary of United States federal income tax consequences applicable to awards of incentive stock options, non-qualified stock options, share appreciation rights, restricted shares, restricted share units, performance awards, stock bonuses and other stock-based awards is set out on pages 53 to 55 of the proxy statement. Section 162(m) of the United States Internal Revenue Code limits the Company from taking a tax deduction for certain compensation in excess of US$1 million in any taxable year paid to Diligent’s executive officers other than in respect of qualified performance based compensation. The CEO Substitute Remuneration has been designed to meet the exception and Diligent is of the view that all of the replacement grants in the CEO Substitute Remuneration are expected to be tax deductible to the Company upon vesting and exercise. This can be contrasted with the Excess Options Awards, where less than 50% of the option grants would have been tax deductible. The corollary to Diligent deriving greater levels of tax deductions under the CEO Substitute Remuneration is that any tax deductions available to the Company are reciprocated as taxable income for Mr Sodi. Thus while the gross value of the CEO Substitute Remuneration is higher than the Excess Options Awards to Mr Sodi (as discussed below), so is the level of taxable income he will face. In negotiating the CEO Substitute Remuneration, the Special Committee endeavoured to ensure that Mr Sodi will receive comparable value for the Excess Options Awards on a post tax basis. Indicative Accounting Impact The Company assesses the fair value of each option grant on the date of grant using the Black-Scholes option-valuation model. The resulting fair value is recorded as share-based compensation expense on either a straight line or a graded basis depending on the vesting terms. If the cancellations and replacement awards are completed as intended, the Company will incur additional compensation expense related to the CEO Substitute Remuneration. The Company estimates that if Mr Sodi satisfies the performance criteria under the terms of the CEO Substitute Remuneration, the incremental compensation expense will be approximately US$6.7 million (before any tax benefit) and approximately US$4.0 million (after tax at an effective tax rate of 40%).

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Indicative Accounting Impact of the CEO Substitute Remuneration Total Value Cumulative Impact on EPS (US$000) Basic (US$) Fully Diluted (US$) Excess Options Awards - 2009 Option 9,264 - 2011 Option 13,125 22,389 CEO Substitute Remuneration1 - 2013 Option 5,029 - Performance Cash Award 9,264 - Level 1 Performance Share Award 13,342 - Level 2 Performance Share Award 1,482 29,117 Incremental accounting expense (before tax) 6,728 $0.080 $0.055 Incremental accounting expense (after tax)2 4,0372 $0.0482 $0.0332 1 Based on the US$ equivalent trading price of Diligent’s common stock on the NZX Main Board on 3 May 2013 of US$5.93 (based on NZ$6.95 and NZ$1 = US$0.8533). 2 After an effective tax rate of 40% The cumulative expense will be recognised over the duration of the 5 year performance period for the awards, based on the value of the awards vesting in each year. The total cash tax savings in connection with the CEO Substitute Remuneration is estimated by Diligent to potentially total approximately between US$9.0 million to US$13.5 million over the corresponding 5 year performance period. The estimated range is based on whether the Company’s share price remains constant over the 5 year period or increases by up to 15% per annum. The estimate assumes that all incentive compensation is earned and is fully deductible by the Company and that the related options are not exercised by Mr Sodi prior to 2018. While the accounting value of the CEO Substitute Remuneration is higher than the Excess Options Awards, the estimated net cash tax savings associated with the CEO Substitute Remuneration more than offsets this higher accounting value. We note that the actual amount of after tax compensation expense and EPS impact of the CEO Substitute Remuneration will be determined with reference to the trading price of the Company’s common stock at the respective grant dates of the awards and the Company’s tax position and tax rates at the time such expense is recognised and therefore may differ materially from the estimated amounts set out in the table. 2.7 Impact on Shareholding Levels Share Capital and Shareholders Diligent currently has 83,776,155 shares of common stock outstanding, held by 2,085 shareholders. In addition, the Company currently has 32,667,123 shares of Series A preferred stock outstanding. The preferred stock is entitled to vote as one class with the common stock on all matters other than the general election of directors. Accordingly, Diligent currently has 116,443,278 shares entitled to vote on most matters.

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Mr Sodi currently holds a relevant interest in 4,567,915 shares in the Company: „h a beneficial interest in 2,167,915 shares of common stock outstanding, representing 2.59% of the total shares of common stock outstanding „h 2,400,000 shares of common stock subject to the exercise of the 2009 Option (which has fully vested). Based on there being currently 116,443,278 shares entitled to vote on most matters, Mr Sodi¡¦s 2,167,915 shares of common stock outstanding represent 1.86% of the total votes. Shareholding Control The maximum number of shares of common stock that may be issued to Mr Sodi under the CEO Substitute Remuneration is 4,100,000 shares. This is the same number of shares that could be issued under the Excess Options Awards. Assuming the maximum of 4,100,000 shares of common stock is issued to Mr Sodi under the CEO Substitute Remuneration and no other shares of common stock or preferred stock are issued by the Company, then the CEO Substitute Remuneration will: „h increase Mr Sodi¡¦s shareholding of common stock outstanding in the Company from 2.59% to 7.13% „h increase his level of voting control from 1.86% to 5.20%. While the increase is of some significance, it is exactly the same level as would have arisen under the Excess Options Awards. The CEO Substitute Remuneration does not increase Mr Sodi¡¦s ability to exercise shareholder voting control over his previous entitlement. Dilutionary Impact Assuming the maximum of 4,100,000 shares of common stock is issued to Mr Sodi under the CEO Substitute Remuneration, this will result in the Non-associated Shareholders¡¦ proportionate common stock shareholdings in the Company being diluted by 4.67% (assuming no other changes to the Company¡¦s share capital structure). This level of dilution is exactly the same level as would have arisen under the Excess Options Awards. The CEO Substitute Remuneration does not change the maximum level of dilution that the Non-associated Shareholders may face. 2.8 Impact on Share Price and Liquidity Share Price We consider the CEO Substitute Remuneration will not have any material effect on the Company¡¦s share price as: „h the 2013 Option exercise price is based on the prevailing market price at the grant date „h the vesting of the Performance Cash Award and the Level 1 Performance Share Award are dependent on a revenue growth performance target

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„h the vesting of the Level 2 Performance Share Award is dependent on an EPS or TSR growth performance target „h there is no net dilutionary impact between the CEO Substitute Remuneration and the Excess Options Awards. Liquidity Diligent¡¦s shares are one of the more actively traded shares on the NZX Main Board with the total volume of shares traded on the NZX Main Board in the past year equating to approximately 53% of the total shares on issue. In our view, the CEO Substitute Remuneration is unlikely to have any effect on the liquidity of Diligent¡¦s shares as the size of the pool of shares held by the Non-associated Shareholders will not change as a result of the CEO Substitute Remuneration. 2.9 Implications of the Proposals not being Approved In the event that Proposals 7 and 8 in respect of the CEO Substitute Remuneration are not approved, then the CEO Substitute Remuneration cannot be provided to Mr Sodi. Under the terms of the Replacement Grant Agreement, if the CEO Substitute Remuneration is not approved by the Non-associated Shareholders by 31 August 2013, then the agreement shall be null and void and each party shall retain its rights, obligations and remedies. This is unlikely to be a desirable situation for the Company as it gives rise to a number of risks: „h the potential distraction and lack of focus on Company operations as further negotiations are entered into „h additional costs to the Company if the alternative CEO Substitute Remuneration requires shareholder approval „h Diligent could face contingent liabilities based on a claim by Mr Sodi „h in the extreme case, the possibility of Mr Sodi resigning from his position if a suitable alternative CEO Substitute Remuneration cannot be negotiated or approved by the Non-associated Shareholders. 2.10 Voting For or Against the Proposals in Respect of the CEO Substitute Remuneration Voting for or against Proposals 7 and 8 in respect of the CEO Substitute Remuneration is a matter for individual shareholders based on their own views as to value and future market conditions, risk profile and other factors. Shareholders will need to consider these consequences and consult their own professional adviser if appropriate.

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 3. Sources of Information, Reliance on Information, Disclaimer and Indemnity 3.1 Sources of Information The statements and opinions expressed in this report are based on the following main sources of information: „h the preliminary proxy statement „h the Replacement Grant Agreement „h advice provided by Reda & Associates to the Special Committee in respect of the CEO Substitute Remuneration „h the Diligent 2012 annual report „h the Diligent Annual Report on Form 10-K for the year ended 31 December 2012 filed on 18 March 2013 and Form 10-K/A Amendment No.1 filed on 30 April 2013 „h share price data and shareholder data from NZX Data. During the course of preparing this report, we have had discussions with and / or received information from the Non-associated Directors and executive management of Diligent and the Company¡¦s legal advisers. The Non-associated Directors have confirmed that we have been provided for the purpose of this Appraisal Report with all information relevant to the CEO Substitute Remuneration that is known to them and that all the information is true and accurate in all material respects and is not misleading by reason of omission or otherwise. Including this confirmation, we have obtained all the information that we believe is desirable for the purpose of preparing this Appraisal Report. In our opinion, the information set out in this Appraisal Report is sufficient to enable the Non-associated Directors and the Non-associated Shareholders to understand all the relevant factors and to make an informed decision in respect of the CEO Substitute Remuneration. 3.2 Reliance on Information In preparing this report we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was available from public sources and all information that was furnished to us by Diligent and its advisers. We have evaluated that information through analysis, enquiry and examination for the purposes of preparing this report but we have not verified the accuracy or completeness of any such information or conducted an appraisal of any assets. We have not carried out any form of due diligence or audit on the accounting or other records of Diligent. We do not warrant that our enquiries would reveal any matter which an audit, due diligence review or extensive examination might disclose.

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3.3 Disclaimer We have prepared this report with care and diligence and the statements in the report are given in good faith and in the belief, on reasonable grounds, that such statements are not false or misleading. However, in no way do we guarantee or otherwise warrant that any forecasts of future profits, cash flows or financial position of Diligent will be achieved. Forecasts are inherently uncertain. They are predictions of future events that cannot be assured. They are based upon assumptions, many of which are beyond the control of Diligent and its directors and management. Actual results will vary from the forecasts and these variations may be significantly more or less favourable. We assume no responsibility arising in any way whatsoever for errors or omissions (including responsibility to any person for negligence) for the preparation of the report to the extent that such errors or omissions result from our reasonable reliance on information provided by others or assumptions disclosed in the report or assumptions reasonably taken as implicit, provided that this shall not absolve Simmons Corporate Finance from liability arising from an opinion expressed recklessly or in bad faith. Our evaluation has been arrived at based on economic, exchange rate, market and other conditions prevailing at the date of this report. Such conditions may change significantly over relatively short periods of time. We have no obligation or undertaking to advise any person of any change in circumstances which comes to our attention after the date of this report or to review, revise or update our report. We have had no involvement in the preparation of the proxy statement issued by Diligent and have not verified or approved the contents of the proxy statement. We do not accept any responsibility for the contents of the proxy statement except for this report. 3.4 Indemnity Diligent has agreed that, to the extent permitted by law, it will indemnify Simmons Corporate Finance and its directors and employees in respect of any liability suffered or incurred as a result of or in connection with the preparation of the report. This indemnity does not apply in respect of any negligence, wilful misconduct or breach of law. Diligent has also agreed to indemnify Simmons Corporate Finance and its directors and employees for time incurred and any costs in relation to any inquiry or proceeding initiated by any person. Where Simmons Corporate Finance or its directors and employees are found liable for or guilty of negligence, wilful misconduct or breach of law or term of reference, Simmons Corporate Finance shall reimburse such costs.

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4. Qualifications and Expertise, Independence, Declarations and Consents 4.1 Qualifications and Expertise Simmons Corporate Finance is a New Zealand owned specialist corporate finance advisory practice. It advises on mergers and acquisitions, prepares independent expert's reports and provides valuation advice. The person in the company responsible for issuing this report is Peter Simmons, B.Com, DipBus (Finance), CFIP. Simmons Corporate Finance and Mr Simmons have significant experience in the independent investigation of transactions and issuing opinions on the merits and fairness of the terms and financial conditions of the transactions. 4.2 Independence Simmons Corporate Finance does not have at the date of this report, and has not had, any shareholding in or other relationship with Diligent or Mr Sodi or any conflicts of interest that could affect our ability to provide an unbiased opinion in relation to this transaction. Simmons Corporate Finance has not had any part in the formulation of the CEO Substitute Remuneration or any aspects thereof. Our sole involvement has been the preparation of this report. Simmons Corporate Finance will receive a fixed fee for the preparation of this report. This fee is not contingent on the conclusions of this report or the outcome of the voting in respect of the CEO Substitute Remuneration. We will receive no other benefit from the preparation of this report. 4.3 Declarations An advance draft of this report was provided to the Non-associated Directors for their comments as to the factual accuracy of the contents of the report. Changes made to the report as a result of the circulation of the draft have not changed the methodology or our conclusions. Our terms of reference for this engagement did not contain any term which materially restricted the scope of the report. 4.4 Consents We consent to the issuing of this report in the form and context in which it is to be provided with the preliminary proxy statement to be filed with the SEC and the definitive proxy statement to be sent to Diligent shareholders. Neither the whole nor any part of this report, nor any reference thereto may be included in any other document without our prior written consent as to the form and context in which it appears. Peter Simmons Director Simmons Corporate Finance Limited 8 May 2013

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